SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                               November 20, 1998


     STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of November 1, 1998, providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1998-10)

                    Structured Asset Securities Corporation
            ------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



          Delaware                     333-47499               74-2440850
---------------------------          ------------         -------------------
State or Other Jurisdiction           (Commission          (I.R.S. Employer
     Of Incorporation)               File Number)         Identification No.)



      200 Vesey Street
     New York, New York                                          10285
    ---------------------                                      ----------
    (Address of Principal                                      (Zip Code)
     Executive Offices)


      Registrant's telephone number, including area code: (212) 526-5594

                                   No Change
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

     Item 5.  Other Events
              ------------

     A. The Registrant registered issuances of Structured Asset Securities Corporation Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-47499) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $241,452,178 in aggregate principal amount of Class A, Class AP, Class AX, Class B-1, Class B-2, Class B-3 and Class R Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1998-10 on November 20, 1998. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated March 18, 1998, as supplemented by the Prospectus Supplement dated November 16, 1998 (the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

     The Certificates were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of November 1, 1998,
                                  ------------
between Structured Asset Securities Corporation, as depositor (the "Depositor") and U.S. Bank National Association, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class A, Class AP, Class AX, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 and Class
R. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of a pool of fixed rate, fully amortizing, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of $243,400,122 as of November 1, 1998, together with certain other assets. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

     Item  7.  Financial  Statements;  PRO  FORMA  Financial  Information  and
               Exhibits

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits:

         1.1 Terms Agreement, dated November 16, 1998, between Structured Asset Securities Corporation and Lehman Brothers Inc.

         4.1   Trust  Agreement,   dated  as  of  November  1,  1998,  between
               Structured Asset Securities Corporation, as Depositor, and U.S. Bank National Association, as Trustee.

         99.1 Mortgage Loan Sale and Assignment Agreement, dated as of November 1, 1998, between Lehman Capital, A Division of Lehman Brothers Holdings Inc. and Structured Asset Securities Corporation.

         99.2 Seller's Warranties and Servicing Agreement, dated as of November 1, 1998, among Lehman Capital, A Division of Lehman Brothers Holdings Inc., as purchaser, Cendant Mortgage Corporation, as seller, and Cendant Residential Mortgage Trust, as seller.

         99.3 Mortgage Loan Purchase Agreement, dated as of November 1, 1998, among Lehman Capital, A Division of Lehman Brothers Holdings Inc., Cendant Mortgage Corporation and Cendant Residential Mortgage Trust.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   STRUCTURED ASSET SECURITIES
                                     CORPORATION



                                   By:  /s/ Stanley Labanowski
                                      ---------------------------------
                                        Name:  Stanley Labanowski
                                        Title:  Authorized Signatory


Dated:  December 3, 1998

                                 EXHIBIT INDEX
                                 -------------

Exhibit No.                       Description                         Page No.
-----------                       -----------                         --------

1.1 Terms Agreement, dated November 16, 1998, between Structured Asset Securities
              Corporation and Lehman Brothers Inc.

4.1 Trust Agreement, dated as of November 1, 1998, between Structured Asset Securities
              Corporation, as Depositor and U.S. Bank
              National Association, as Trustee.

99.1 Mortgage Loan Sale and Assignment Agreement, dated as of November 1, 1998, between Lehman
              Capital, A Division of Lehman Brothers
              Holdings Inc. and Structured Asset Securities
              Corporation.

99.2 Seller's Warranties and Servicing Agreement, dated as of November 1, 1998, among Lehman
              Capital, A Division of Lehman Brothers
              Holdings Inc., as purchaser, Cendant Mortgage
              Corporation, as seller, and Cendant
              Residential Mortgage Trust, as seller.

99.3          Mortgage Loan Purchase Agreement, dated as of
              November 1, 1998, among Lehman Capital, A
              Division of Lehman Brothers Holdings Inc.,
              Cendant Mortgage Corporation and Cendant
              Residential Mortgage Trust.

                    STRUCTURED ASSET SECURITIES CORPORATION
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-10



                                TERMS AGREEMENT


                                                Dated: November 16, 1998


To: Structured Asset Securities Corporation, as Depositor under the Trust Agreement dated as of November 1, 1998 (the "Trust Agreement").

Re: Underwriting Agreement Standard Terms dated as of April 16, 1996 (the "Standard Terms," and together with this Terms Agreement, the "Agreement").

Series Designation:  Series 1998-10.

Terms of the Series 1998-10 Certificates: Structured Asset Securities Corporation, Series 1998-10 Mortgage Pass-Through Certificates, Class A, Class AP, Class AX, Class B1, Class B2, Class B3, Class B4, Class B5, Class B6 and Class R (the "Certificates") will evidence, in the aggregate, the entire beneficial ownership interest in a trust fund (the "Trust Fund"). The primary assets of the Trust Fund consist of a pool of fixed rate, fully amortizing, conventional, first lien residential mortgage loans (the "Mortgage Loans"). Only the Class A, Class AP, Class AX, Class B1, Class B2, Class B3 and Class R Certificates (together, the "Offered Certificates") are being sold pursuant to the terms hereof.

Registration Statement:  File Number 333-47499.

Certificate Ratings: It is a condition of Closing that at the Closing Date the Class A, Class AP and Class AX Certificates be rated "Aaa" by of Moody's Investors Service, Inc. and that the Class A, Class AP, Class AX and Class R Certificates be rated "AAA" by Duff & Phelps Credit Rating Co. ("Duff & Phelps"); that the Class B1 Certificates be rated "AA" by Duff & Phelps; that the Class B2 Certificates be rated "A" by Duff & Phelps; and that the Class B3 Certificates be rated "BBB" by Duff & Phelps.

Terms of Sale of Offered Certificates: The Depositor agrees to sell to Lehman Brothers Inc. (the "Underwriter") and the Underwriter agrees to purchase from the Depositor, the Offered Certificates in the principal amounts and prices set forth on Schedule 1 annexed hereto. The purchase price for the Offered Certificates shall be the Purchase Price Percentage set forth in Schedule 1 plus accrued interest at the initial interest rate per annum from and including the Cut-off Date up to, but not including, the Closing Date.

The Underwriter will offer the Offered Certificates to the public from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale.

Cut-off Date:  November 1, 1998.

Closing Date: 10:00 A.M., New York time, on or about November 20, 1998. On the Closing Date, the Depositor will deliver the Offered Certificates to the Underwriter against payment therefor for the account of the Underwriter.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between the Depositor and the Underwriter in accordance with its terms.




                                 LEHMAN BROTHERS INC.


                                 By: /s/  Joseph J. Kelly
                                     -----------------------
                                     Name:  Joseph J. Kelly
                                     Title:  Vice President


Accepted:

STRUCTURED ASSET SECURITIES
     CORPORATION


By:  /s/  Stanley Labanowski
     -----------------------------
     Name:  Stanley Labanowski
     Title:  Authorized Signatory

                                  Schedule 1

                   Initial
                 Certificate          Certificate           Purchase
                  Principal             Interest             Price
Class             Amount(1)               Rate            Percentage

Class A        $232,448,000.00           6.65%               98.98%
Class AP         $1,213,078.69           0.00%               98.98%
Class AX                   (2)           6.65%               98.98%
Class B1         $4,382,000.00           6.65%               98.98%
Class B2         $2,435,000.00           6.65%               98.98%
Class B3           $974,000.00           6.65%               98.98%
Class R                $100.00           6.65%               98.98%

--------------------------------
(1)      Approximate.
(2) The Class AX Certificates will have no Certificate Principal Amount and will accrue interest on a Notional Amount as described in the Prospectus Supplement.

 ==============================================================================






             STRUCTURED ASSET SECURITIES CORPORATION, as Depositor,

                                       and

                   U.S. BANK NATIONAL ASSOCIATION, as Trustee



                           ---------------------------

                                 TRUST AGREEMENT

                          Dated as of November 1, 1998
                           ---------------------------



                     STRUCTURED ASSET SECURITIES CORPORATION
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1998-10
 ==============================================================================


                           Table of Contents
                                                                                                               Page

                                    ARTICLE I
                                   DEFINITIONS

Section 1.01.     Definitions.....................................................................................2
Section 1.02.     Calculations Respecting Mortgage Loans.........................................................25

                                   ARTICLE II
                 DECLARATION OF TRUST; ISSUANCE OF CERTIFICATES

Section 2.01.     Creation and Declaration of Trust Fund; Conveyance of Mortgage Loans...........................25
Section 2.02.     Acceptance of Trust Fund by Trustee: Review of Documentation for Trust Fund....................27
Section 2.03.     Representations and Warranties of the Depositor................................................28
Section 2.04.     Discovery of Breach............................................................................30
Section 2.05.     Repurchase, Purchase or Substitution of Mortgage Loans.........................................30
Section 2.06.     Grant Clause...................................................................................31

                                   ARTICLE III
                                THE CERTIFICATES

Section 3.01.     The Certificates...............................................................................32
Section 3.02.     Registration...................................................................................32
Section 3.03.     Transfer and Exchange of Certificates..........................................................33
Section 3.04.     Cancellation of Certificates...................................................................35
Section 3.05.     Replacement of Certificates....................................................................35
Section 3.06.     Persons Deemed Owners..........................................................................36
Section 3.07.     Temporary Certificates.........................................................................36
Section 3.08.     Appointment of Paying Agent....................................................................36
Section 3.09.     Book-Entry Certificates........................................................................37

                                   ARTICLE IV
                        ADMINISTRATION OF THE TRUST FUND

Section 4.01.     [Omitted]......................................................................................38
Section 4.02.     [Omitted]......................................................................................38
Section 4.03.     Reports to Certificateholders..................................................................38
Section 4.04.     Certificate Account............................................................................41
Section 4.05.     Determination of LIBOR.........................................................................41

                                    ARTICLE V
                    DISTRIBUTIONS TO HOLDERS OF CERTIFICATES

Section 5.01.     Distributions Generally........................................................................43
Section 5.02.     Distributions from the Certificate Account.....................................................43
Section 5.03.     Allocation of Realized Losses..................................................................46
Section 5.04.     Trustee Advances...............................................................................48

                                   ARTICLE VI
                    CONCERNING THE TRUSTEE; EVENTS OF DEFAULT

Section 6.01.     Duties of Trustee..............................................................................48
Section 6.02.     Certain Matters Affecting the Trustee..........................................................49
Section 6.03.     Trustee Not Liable for Certificates............................................................50
Section 6.04.     Trustee May Own Certificates...................................................................50
Section 6.05.     Eligibility Requirements for Trustee...........................................................51
Section 6.06.     Resignation and Removal of Trustee.............................................................51
Section 6.07.     Successor Trustee..............................................................................51
Section 6.08.     Merger or Consolidation of Trustee.............................................................52
Section 6.09.     Appointment of Co-Trustee, Separate Trustee or Custodian.......................................52
Section 6.10.     Authenticating Agents..........................................................................54
Section 6.11.     Indemnification of Trustee.....................................................................54
Section 6.12.     Fees and Expenses of Trustee...................................................................55
Section 6.13.     Collection of Monies...........................................................................55
Section 6.14.     Trustee To Act; Appointment of Successor.......................................................56
Section 6.15.     Additional Remedies of Trustee Upon Event of Default...........................................57
Section 6.16.     Waiver of Defaults.............................................................................57
Section 6.17.     Notification to Holders........................................................................58
Section 6.18.     Directions by Certificateholders and Duties of Trustee During Event of Default.................58
Section 6.19.     Action Upon Certain Failures of the Servicer and Upon Event of Default.........................58

                                   ARTICLE VII
                   PURCHASE AND TERMINATION OF THE TRUST FUND

Section 7.01.     Termination of Trust Fund Upon Repurchase or Liquidation of All Mortgage Loans.................59
Section 7.02.     Procedure Upon Termination of Trust Fund.......................................................59
Section 7.03.     Additional Trust Fund Termination Requirements.................................................60

                                  ARTICLE VIII
                          RIGHTS OF CERTIFICATEHOLDERS

Section 8.01.     Limitation on Rights of Holders................................................................61
Section 8.02.     Access to List of Holders......................................................................62
Section 8.03.     Acts of Holders of Certificates................................................................62

                                   ARTICLE IX
                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 9.01.     Trustee To Retain Possession of Certain Documents..............................................63
Section 9.02.     Preparation of Tax Returns and Other Reports...................................................63
Section 9.03.     Release of Mortgage Files......................................................................64

                                    ARTICLE X
                              REMIC ADMINISTRATION

Section 10.01.    REMIC Administration...........................................................................64
Section 10.02.    Prohibited Transactions and Activities.........................................................66
Section 10.03.    Indemnification with Respect to Certain Taxes and Loss of REMIC Status.........................66

                                   ARTICLE XI
                            MISCELLANEOUS PROVISIONS

Section 11.01.    Binding Nature of Agreement; Assignment........................................................67
Section 11.02.    Entire Agreement...............................................................................67
Section 11.03.    Amendment......................................................................................67
Section 11.04.    Voting Rights..................................................................................68
Section 11.05.    Provision of Information.......................................................................68
Section 11.06.    Governing Law..................................................................................69
Section 11.07.    Notices........................................................................................69
Section 11.08.    Severability of Provisions.....................................................................69
Section 11.09.    Indulgences; No Waivers........................................................................69
Section 11.10.    Headings Not To Affect Interpretation..........................................................69
Section 11.11.    Benefits of Agreement..........................................................................70
Section 11.12.    Special Notices to the Rating Agencies.........................................................70
Section 11.13.    Counterparts...................................................................................71

                                   ATTACHMENTS

         Exhibit A         Forms of Certificates
         Exhibit B-1       Form of Initial Certification
         Exhibit B-2       Form of Interim Certification
         Exhibit B-3       Form of Final Certification
         Exhibit B-4       Form of Endorsement
         Exhibit C         Request for Release of Documents and Receipt
         Exhibit D-l       Form of Residual Certificate Transfer Affidavit (Transferee)
         Exhibit D-2       Form of Residual Certificate Transfer Affidavit (Transferor)
         Exhibit E         Sale and Servicing Agreement
         Exhibit F         Form of Rule 144A Transfer Certificate
         Exhibit G         Form of Purchaser's Letter for Institutional Accredited Investors
         Exhibit H         Form of ERISA Transfer Affidavit
         Exhibit I         Monthly Remittance Advice
         Exhibit J         Monthly Electronic Data Transmission

         Schedule A        Mortgage Loan Schedule


         This TRUST AGREEMENT, dated as of November 1, 1998 (the "Agreement"), is by and between STRUCTURED ASSET SECURITIES CORPORATION, a Delaware corporation, as depositor (the "Depositor"), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as trustee (the "Trustee").

                              PRELIMINARY STATEMENT

         The Depositor has acquired the Mortgage Loans from Lehman Capital, A Division of Lehman Brothers Holdings Inc. (the "Seller"), and at the Closing Date is the owner of the Mortgage Loans and the other property being conveyed by it to the Trustee for inclusion in the Trust Fund. On the Closing Date, the Depositor will acquire the Certificates from the Trust Fund, as consideration for its transfer to the Trust Fund of the Mortgage Loans and the other property constituting the Trust Fund. The Depositor has duly authorized the execution and delivery of this Agreement to provide for the conveyance to the Trustee of the Mortgage Loans and the other property constituting the Trust Fund. All covenants and agreements made by the Depositor and the Trustee herein with respect to the Mortgage Loans and the other property constituting the Trust Fund are for the benefit of the Holders from time to time of the Certificates. The Depositor is entering into this Agreement, and the Trustee is accepting the Trust Fund created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

         The following table sets forth (or describes) the Class designation, Interest Rate, initial Class Principal Amount and minimum denomination for each Class of Certificates comprising the interests in the Trust Fund created hereunder.



                                                Initial Certificate          Minimum
Class Designation         Interest Rate          Principal Amount          Denominations
-----------------         --------------        --------------------      --------------
Class A                      6.65%               $  232,448,000.00            $100,000
Class AP                     0.00                     1,213,078.69             100,000
Class AX                     6.65                           (1)                    (2)
Class B1                     6.65                     4,382,000.00             100,000
Class B2                     6.65                     2,435,000.00             100,000
Class B3                     6.65                       974,000.00             100,000
Class B4                     6.65                       852,000.00             250,000
Class B5                     6.65                       487,000.00             250,000
Class B6                     6.65                       608,943.30             250,000
Class R                      6.65                           100.00                 100

---------------------------
(1)  The Class AX Certificates will accrue interest on an Aggregate Notional
     Amount equal, as to any Distribution Date, to the product of (x) the fraction, the numerator of which is the excess of the weighted average of the Net Mortgage Rates of the Premium Mortgage Loans (weighted on the basis of the Scheduled Principal Balance of such Mortgage Loans as of the first day of the related Accrual Period) over 6.65%, and the denominator of which is 6.65%, and (y) the aggregate Scheduled
     Principal Balance of the Premium Mortgage Loans as of the first day of the related Due Period.

(2) The Class AX Certificates will be issued in minimum percentage interests of 4.55%.



         As of the Cut-off Date, the Mortgage Loans had an aggregate Scheduled Principal Balance of $243,400,121.99.

         In consideration of the mutual agreements herein contained, the Depositor and the Trustee hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         Section 1.01. Definitions. The following words and phrases, unless the context otherwise requires, shall have the following meanings:

         Accepted Servicing Practices: As defined in the Sale and Servicing Agreement.

         Accountant: A person engaged in the practice of accounting who (except when this Agreement provides that an Accountant must be Independent) may be employed by or affiliated with the Depositor or an Affiliate of the Depositor.

         Accretion Directed Certificate: None.

         Accretion Termination Date: Not applicable.

         Accrual Amount: Not applicable.

         Accrual Certificate: None.

         Accrual Component: None.

         Accrual Period: With respect to any Distribution Date and any Class of Certificates (other than any Class of Principal Only Certificates), the one-month period beginning immediately following the end of the preceding Accrual Period (or from the Cut-off Date, in the case of the first Accrual Period) and ending on the last day of the month preceding the month in which such Distribution Date occurs.

         Accrued Certificate Interest: As to any Class of Certificates (other than the Class AP Certificates) and any Distribution Date, the product of the Interest Rate for such Class of Certificates and the Class Principal Amount (or Aggregate Notional Amount) of such Class of Certificates immediately preceding such Distribution Date, as reduced by (i) such Class's allocable share of the interest portion of any Excess Losses for such date and, after the Credit Support Depletion Date, any Realized Losses for such date, (ii) such Class's allocable share of any Relief Act Reduction for such date and
(iii) any Deferred Interest allocated to such Class on such date, in each case allocable among the Senior Certificates (other than the Class AP Certificates) and the Subordinate Certificates pro rata based on the Accrued Certificate Interest otherwise distributable thereon. Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

         Additional Collateral: None.

         Adjustable Rate Mortgage Loan: None.

         Advance: An advance of the aggregate of payments of principal and interest (net of the Servicing Fee) on one or more Mortgage Loans that were due on the Due Date in the related Due Period and not received as of the close of business on the related Determination Date, required to be made by the Servicer pursuant to the Sale and Servicing Agreement (or by the Trustee hereunder).

         Affiliate: With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         Aggregate Notional Amount: With respect to the Class AX Certificates, the aggregate notional amount described in the Preliminary Statement hereto.

         Aggregate Principal Balance: The aggregate of the Scheduled Principal Balances for all Mortgage Loans at any date of determination.

         Aggregate Subordinate Percentage: With respect to any Distribution Date, the percentage equivalent of the fraction, the numerator of which is the sum of the Class Principal Amounts of the Subordinate Certificates immediately prior to such date and the denominator of which is the Non-AP Pool Balance for such date.

         Aggregate Voting Interests: The aggregate of the Voting Interests of all the Certificates under this Agreement.

         Agreement: This Trust Agreement and all amendments and supplements hereto.

         AP Percentage: As to any Discount Mortgage Loan, the percentage equivalent of the fraction, the numerator of which is 6.65% minus the Net Mortgage Rate of such Discount Mortgage Loan and the denominator of which is 6.65%. As to any Non-Discount Mortgage Loan, 0.000%.

         AP Principal Distribution Amount: With respect to any Distribution Date, the sum of the following amounts:

          (i) the applicable AP Percentage of the principal portion of each Scheduled Payment (without giving effect to any Debt Service Reduction occurring prior to the Bankruptcy Coverage Termination Date) on each Mortgage Loan due during the related Due Period;

          (ii) the applicable AP Percentage of each of the following amounts:
     (1) each Principal Prepayment collected on a Mortgage Loan during the applicable Prepayment Period, (2) each other unscheduled collection, including Insurance Proceeds and Net Liquidation Proceeds (other than with respect to any Mortgage Loan that was finally liquidated during the applicable Prepayment Period), representing or allocable to recoveries of principal of such Mortgage Loan received during the applicable Prepayment Period and (3) the principal portion of all proceeds of the purchase of any Mortgage Loan (or, in the case of a permitted substitution, amounts representing a principal adjustment) actually received by the Trustee with respect to the applicable Prepayment Period;

          (iii) with respect to unscheduled recoveries allocable to principal of any Mortgage Loan that was finally liquidated during the related Prepayment Period, the applicable AP Percentage of the related Net Liquidation Proceeds allocable to principal; and

          (iv) any amounts described in clauses (i) through (iii) for any previous Distribution Date that remain unpaid.

         Appraised Value: With respect to any Mortgage Loan, the amount set forth in an appraisal made in connection with the origination of such Mortgage Loan as the value of the related Mortgaged Property.

         Assignment of Mortgage: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage to the Trustee, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering the Mortgage Loans secured by Mortgaged Properties located in the same jurisdiction, if permitted by law; provided, however, that the Trustee shall not be responsible for determining whether any such assignment is in recordable form.

         Authenticating Agent: Any authenticating agent appointed by the Trustee pursuant to Section 6.10.

         Authorized Officer: Any Person who may execute an Officer's Certificate on behalf of the Depositor.

         Available Distribution Amount: As to any Distribution Date, the sum of the following amounts:

          (i) the total amount of all cash received by the Servicer and remitted to the Trustee on the related Deposit Date (including proceeds of any Insurance Policy and any other credit support relating to such Mortgage Loans), plus all Advances made by the Servicer (or the Trustee) for such Distribution Date, any Compensating Interest Payment for such date and any amounts paid by the Servicer in respect of Prepayment Interest Shortfalls for such date, but not including:

              (a) all amounts distributed pursuant to Section 5.02 on prior Distribution Dates;

              (b) all Scheduled Payments of principal and interest collected but due on a date subsequent to the related Due Period;

              (c) all Principal Prepayments received by the Servicer after the applicable Prepayment Period (together with any interest payments received with such prepayments to the extent that they represent the payment of interest accrued on the related Mortgage Loans for the period subsequent to the applicable Prepayment Period);

              (d) any other unscheduled collection, including Net Liquidation Proceeds and Insurance Proceeds, received by the Servicer after the applicable Prepayment Period; and

              (e) all fees and amounts due or reimbursable to the Servicer pursuant to the terms of this Agreement or the Sale and Servicing Agreement; and

         (ii) any other payment made by any Servicer, the Seller, the Depositor, or any other Person with respect to such Distribution Date (including the Purchase Price with respect to any Mortgage Loan purchased by the Seller, the Depositor or any other Person).

         Bankruptcy: As to any Person, the making of an assignment for the benefit of creditors, the filing of a voluntary petition in bankruptcy, adjudication as a bankrupt or insolvent, the entry of an order for relief in a bankruptcy or insolvency proceeding, the seeking of reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief, or seeking, consenting to or acquiescing in the appointment of a trustee, receiver or liquidator, dissolution, or termination, as the case may be, of such Person pursuant to the provisions of either the United States Bankruptcy Code of 1986, as amended, or any other similar state laws.

         Bankruptcy Coverage Termination Date: The first Distribution Date on which the Bankruptcy Loss Limit has been reduced to zero (or less than zero).

         Bankruptcy Loss Limit: As of the Cut-off Date, $100,000, which amount shall be reduced from time to time by the amount of Bankruptcy Losses allocated to the Certificates.

         Bankruptcy Losses: Any losses (as reported by the Servicer to the Trustee) arising from a proceeding under the United States Bankruptcy Code or any other similar state law or other proceeding with respect to the Mortgagor of or Mortgaged Property under a Mortgage Loan, including, without limitation, any such loss arising from (a) the difference between (i) the principal amount that would have been due under the original scheduled payments of principal and interest due on the related Mortgage Loan and (ii) the value established in the relevant court with respect to such Mortgaged Property, including without limitation a Deficient Valuation, or (b) a Debt Service Reduction.

         Benefit Plan Opinion: An Opinion of Counsel satisfactory to the Trustee to the effect that any proposed transfer will not (i) cause the assets of the Trust Fund to be regarded as plan assets for purposes of the Plan Asset Regulations or (ii) give rise to any fiduciary duty on the part of the Depositor or the Trustee.

         Blanket Mortgage: The mortgage or mortgages encumbering a Cooperative Property.

         Book-Entry Certificates: Beneficial interests in Certificates designated as "Book-Entry Certificates" in this Agreement, ownership and transfers of which shall be evidenced or made through book entries by a Clearing Agency as described in Section 3.09; provided, that after the occurrence of a condition whereupon book-entry registration and transfer are no longer permitted and Definitive Certificates are to be issued to Certificate Owners, such Book-Entry Certificates shall no longer be "Book-Entry Certificates." As of the Closing Date, the following Classes of Certificates constitute Book-Entry Certificates: the Class A, Class AP, Class AX, Class B1, Class B2 and Class B3 Certificates.

         Business Day: Any day other than (i) a Saturday or a Sunday, (ii) a day on which banking institutions in New York, New York or, if other than New York, the city in which the Corporate Trust Office of the Trustee is located or the States of Minnesota or New Jersey, are authorized or obligated by law or executive order to be closed.

         Cendant Entities: As defined in Section 2.03(b).

         Certificate: Any one of the certificates signed and countersigned by the Trustee in substantially the forms attached hereto as Exhibit A.

         Certificate Account: The account maintained by the Trustee in accordance with the provisions of Section 4.04.

         Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

         Certificate Principal Amount: With respect to any Certificate other than a Notional Certificate, at the time of determination, the maximum specified dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the initial principal amount set forth on the face of such Certificate (plus, in the case of any Negative Amortization Certificate, any Deferred Interest allocated thereto on previous Distribution Dates, and plus, in the case of any Accrual Certificate, its Percentage Interest of any related Accrual Amount for each previous Distribution Date), less the amount of all principal distributions previously made with respect to such Certificate, all Realized Losses allocated to such Certificate, and, in the case of a Subordinate Certificate, any Subordinate Certificate Writedown Amount allocated to such Certificate. For purposes of
Article V hereof, unless specifically provided to the contrary, Certificate Principal Amounts shall be determined as of the close of business of the immediately preceding Distribution Date, after giving effect to all distributions made on such date. Notional Certificates are issued without Certificate Principal Amounts.

         Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section 3.02.

         Certificateholder: The meaning provided in the definition of "Holder."

         Class: All Certificates bearing the same class designation.

         Class AP Deferred Amount: As to any Distribution Date on or prior to the Credit Support Depletion Date, the aggregate of the applicable AP Percentage of the principal portion of each Realized Loss on a Discount Mortgage Loan, other than an Excess Loss, to be allocated to such Class of Certificates on such Distribution Date or previously allocated to such Class of Certificates and not yet paid to the Holders of such Class of Certificates pursuant to Section 5.02(a)(iv).

         Class B Certificate: Any Class B1, Class B2, Class B3, Class B4, Class B5 or Class B6 Certificate.

         Class Percentage: With respect to each Class of Subordinate Certificates, for each Distribution Date, the percentage obtained by dividing the Class Principal Amount of such Class immediately prior to such Distribution Date by the aggregate Certificate Principal Amount of all Certificates immediately prior to such date.

         Class Principal Amount: With respect to each Class of Certificates other than any Class of Notional Certificates, the aggregate of the Certificate Principal Amounts of all Certificates of such Class at the date of determination. With respect to each Class of Notional Certificates, zero.

         Clearing Agency: An organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. As of the Closing Date, the Clearing Agency shall be The Depository Trust Company.

         Clearing Agency Participant: A broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

         Closing Date: November 20, 1998.

         CMC: As defined in Section 2.03(b).

         Code: The Internal Revenue Code of 1986, as amended, and as it may be further amended from time to time, any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form.

         Collection Account: Not applicable.

         Compensating Interest Payment: With respect to any Distribution Date, the amount paid by the Servicer in respect of Prepayment Interest Shortfalls pursuant to Section 4.04 (viii) of the Sale and Servicing Agreement.

         Component: None.

         Component Certificate: None.

         Component Interest Rate: None.

         Component Principal Amount: Not applicable.

         Conventional Loan: A Mortgage Loan that is not insured by the United States Federal Housing Administration or guaranteed by the United States Veterans Administration.

         Converted Mortgage Loan: None.

         Convertible Mortgage Loan: None.

         Cooperative Loan: Any Mortgage Loan secured by Cooperative Shares and a Proprietary Lease.

         Cooperative Loan Documents: As specified in the Sale and Servicing Agreement.

         Cooperative Property: The real property and improvements owned by the Cooperative Corporation, that includes the allocation of individual dwelling units to the holders of the Cooperative Shares of the Cooperative Corporation.

         Cooperative Shares: Shares issued by a Cooperative Corporation.

         Cooperative Unit: A single family dwelling located in a Cooperative Property.

         Corporate Trust Office: The principal corporate trust office of the Trustee at which, at any particular time, its corporate trust business shall be administered, which office at the date hereof is located at 180 East Fifth Street, St. Paul, Minnesota 55101, Attention: Structured Finance.

         Credit Support Depletion Date: The first Distribution Date on which, giving effect to all distributions on such date, the aggregate Certificate Principal Amount of the Subordinate Certificates is reduced to zero.

         Credit Support Percentage: As to any Class of Subordinate Certificates and any Distribution Date, the sum of the Class Percentages of all Classes of Certificates that rank lower in priority than such Class.

         CRMT: As defined in Section 2.03(b).

         Cut-off Date: November 1, 1998.

         Cut-off Date Aggregate Principal Balance: With respect to the Mortgage Loans in the Trust Fund on the Closing Date, the Aggregate Principal Balance for all such Mortgage Loans as of the Cut-off Date.

         DCR: Duff & Phelps Credit Rating Co., or any successor in interest.

         Debt Service Reduction: With respect to any Mortgage Loan, a reduction of the Scheduled Payment that the related Mortgagor is obligated to pay on any Due Date as a result of any proceeding under Bankruptcy law or any similar proceeding.

         Deferred Interest: With respect to any Class of Negative Amortization Certificates and any Distribution Date, the lesser of (x) the applicable Interest Distribution Amount for such date (without giving effect to any Deferred Interest) and (y) the aggregate Mortgage Loan Negative Amortization, if any, for the related Due Period.

         Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under such Mortgage Loan, which valuation results from a proceeding under Bankruptcy law or any similar proceeding.

         Definitive Certificate: A Certificate of any Class issued in definitive, fully registered, certificated form.

         Deleted Mortgage Loan: A Mortgage Loan that is repurchased from the Trust Fund pursuant to the terms hereof or as to which one or more Qualifying Substitute Mortgage Loans are substituted therefor.

         Deposit Date: With respect to each Distribution Date, the 18th day of the month in which such Distribution Date occurs or, if such 18th day is not a Business Day, the next succeeding Business Day.

         Depositor: Structured Asset Securities Corporation, a Delaware corporation having its principal place of business in New York, or its successors in interest.

         Determination Date: With respect to each Distribution Date, the Business Day immediately preceding the related Deposit Date.

         Discount Mortgage Loan: Any Mortgage Loan with a Net Mortgage Rate less than 6.65% per annum.

         Disqualified Organization: Either (i) the United States, (ii) any state or political subdivision thereof, (iii) any foreign government, (iv) any international organization, (v) any agency or instrumentality of any of the foregoing, (vi) any tax-exempt organization (other than a cooperative described in section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code unless such organization is subject to the tax imposed by section 511 of the Code, (vii) any organization described in section 1381(a)(2)(C) of the Code, (viii) any "electing large partnership" described in section 775 of the Code, or (ix) any other entity designated as a Disqualified Organization by relevant legislation amending the REMIC Provisions and in effect at or proposed to be effective as of the time of the determination. In addition, a corporation will not be treated as an instrumentality of the United States or of any state or political subdivision thereof if all of its activities are subject to tax and, with the exception of the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by such governmental unit.

          Distribution Date: The 25th day of each month, or, if such 25th day is not a Business Day, the next succeeding Business Day, commencing in December 1998.

         Due Date: With respect to any Mortgage Loan, the date in each month on which a Scheduled Payment is due under the related Mortgage Note.

         Due Period: With respect to any Distribution Date, the period commencing on the second day of the month immediately preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

         Eligible Account: Either (i) an account or accounts maintained with a federal or state chartered depository institution or trust company acceptable to the Rating Agencies or (ii) an account or accounts the deposits in which are insured by the FDIC to the limits established by such corporation, provided that any such deposits not so insured shall be maintained in an account at a depository institution or trust company whose commercial paper or other short term debt obligations (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short term debt or deposit obligations of such holding company or depository institution, as the case may be) have been rated by each Rating Agency in its highest short-term rating category, or (iii) a segregated trust account or accounts (which shall be a "special deposit account") maintained with the Trustee or any other federal or state chartered depository institution or trust company, acting in its fiduciary capacity, in a manner acceptable to the Trustee and the Rating Agencies. Eligible Accounts may bear interest.

         Eligible Investments: Any one or more of the following obligations or securities:

         (i) direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America ("Direct Obligations");

         (ii) federal funds, or demand and time deposits in, certificates of deposits of, or bankers' acceptances issued by, any depository institution or trust company (including U.S. subsidiaries of foreign depositories and the Trustee or any agent of the Trustee, acting in its respective commercial capacity) incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking authorities, so long as at the time of investment or the contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt or deposit obligations of such holding company or deposit institution, as the case may be) have been rated by each Rating Agency in its highest short-term rating category or one of its two highest long-term rating categories;

         (iii) repurchase agreements collateralized by Direct Obligations or securities guaranteed by GNMA, FNMA or FHLMC with any registered broker/dealer subject to Securities Investors' Protection Corporation jurisdiction or any commercial bank insured by the FDIC, if such broker/dealer or bank has an uninsured, unsecured and unguaranteed obligation rated by each Rating Agency in its highest short-term rating category;

         (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which have a credit rating from each Rating Agency, at the time of investment or the contractual commitment providing for such investment, at least equal to one of the two highest long-term credit rating categories of each Rating Agency; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust Fund to exceed 20% of the sum of the Aggregate Principal Balance and the aggregate principal amount of all Eligible Investments in the Certificate Account; provided, further, that such securities will not be Eligible Investments if they are published as being under review with negative implications from either Rating Agency;

         (v) commercial paper (including both noninterest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 180 days after the date of issuance thereof) rated by each Rating Agency in its highest short-term rating category;

         (vi) a Qualified GIC;

         (vii) certificates or receipts representing direct ownership interests in future interest or principal payments on obligations of the United States of America or its agencies or instrumentalities (which obligations are backed by the full faith and credit of the United States of America) held by a custodian in safekeeping on behalf of the holders of such receipts; and

         (viii) any other demand, money market, common trust fund or time deposit or obligation, or interest-bearing or other security or investment, (A) rated in the highest rating category by each Rating Agency or (B) that would not adversely affect the then current rating by either Rating Agency of any of the Certificates;

provided, however, that no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations, provided that any such investment will be a "permitted investment" within the meaning of Section 860G(a)(5) of the Code.

         ERISA-Restricted Certificate: Any Subordinate Certificate.

         Escrow Account: Any escrow account established and maintained by the Servicer pursuant to the Sale and Servicing Agreement.

         Event of Default: An event described in Section 10.01 of the Sale and Servicing Agreement, which pursuant to such agreement is a default by the Servicer and entitles the Trustee to terminate such Servicer.

         Excess Loss: Any Bankruptcy Loss, or portion thereof, in excess of the then-applicable Bankruptcy Loss Limit, any Fraud Loss, or portion thereof, in excess of the then-applicable Fraud Loss Limit, and any Special Hazard Loss, or portion thereof, in excess of the then-applicable Special Hazard Loss Limit. FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

         FHLMC: The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

         Financial Intermediary: A broker, dealer, bank or other financial institution or other Person that clears through or maintains a custodial relationship with a Clearing Agency Participant.

         Fitch:  Fitch IBCA, Inc., or any successor in interest.

         FNMA: The Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

         Fraud Loss: Any Realized Loss on a Mortgage Loan sustained by reason of a default arising from fraud, dishonesty or misrepresentation in connection with the related Mortgage Loan, as reported by the Servicer to the Trustee.

         Fraud Loss Limit: As of any Distribution Date after the Cut-off Date
(x) prior to the first anniversary of the Cut-off Date, $4,868,002.44, less the aggregate of the Fraud Losses since the Cut-off Date, and (y) from the first to the fourth anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Limit as of the most recent anniversary of the Cut-off Date and (b) 2% (from the first to but excluding the second anniversary of the Cut-off Date) or 1% (from and including the second, third and fourth anniversary of the Cut-off Date) of the aggregate principal balance of all the Mortgage Loans as of the most recent anniversary of the Cut-off Date less (2) the aggregate of Fraud Losses since the most recent anniversary of the Cut-off Date. On or after the fifth anniversary of the Cut-off Date, the Fraud Loss Limit shall be zero.

         GNMA: The Government National Mortgage Association, a wholly owned corporate instrumentality of the United States within HUD.

         Holder or Certificateholder: The registered owner of any Certificate as recorded on the books of the Certificate Registrar except that, solely for the purposes of taking any action or giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Servicer, the Trustee or any Affiliate thereof shall be deemed not to be outstanding in determining whether the requisite percentage necessary to effect any such consent has been obtained, except that, in determining whether the Trustee shall be protected in relying upon any such consent, only Certificates which a Responsible Officer of the Trustee knows to be so owned shall be disregarded. The Trustee may request and conclusively rely on certifications by the Depositor or the Servicer in determining whether any Certificates are registered to an Affiliate of the Depositor or the Servicer.

         HUD: The United States Department of Housing and Urban Development, or any successor thereto.

         Independent: When used with respect to any Accountants, a Person who is "independent" within the meaning of Rule 2-01(b) of the Securities and Exchange Commission's Regulation S-X. When used with respect to any other Person, a Person who (a) is in fact independent of another specified Person and any Affiliate of such other Person, (b) does not have any material direct financial interest in such other Person or any Affiliate of such other Person, and (c) is not connected with such other Person or any Affiliate of such other Person as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

         Initial LIBOR Rate:  None.

         Insurance Policy: Any Primary Mortgage Insurance Policy and any standard hazard insurance policy, earthquake insurance policy or title insurance policy relating to the Mortgage Loans or the Mortgaged Properties, to be in effect as of the Closing Date or thereafter during the term of this Agreement.

         Insurance Proceeds: Amounts paid by the insurer under any Insurance Policy, other than amounts (i) to cover expenses incurred by or on behalf of the Servicer in connection with procuring such proceeds, (ii) to be applied to restoration or repair of the related Mortgaged Property or (iii) required to be paid over to the Mortgagor pursuant to law or the related Mortgage Note.

         Interest Distribution Amount:  Not applicable.

         Interest Rate: With respect to each Class of Certificates, the applicable per annum rate set forth or described in the Preliminary Statement hereto.

         Interest Shortfall: With respect to any Class of Certificates and any Distribution Date, any Accrued Certificate Interest not distributed (or added to principal) with respect to any previous Distribution Date, other than any Net Prepayment Interest Shortfalls.

         Intervening Assignments: The original intervening assignments of the Mortgage, notice of transfer or equivalent instrument.

         Latest Possible Distribution Date:  February 25, 2031.

         Lehman Capital: Lehman Capital, A Division of Lehman Brothers Holdings Inc., or any successor in interest.

         LIBOR: The per annum rate determined pursuant to Section 4.05 on the basis of London interbank offered rate quotations for one-month Eurodollar deposits, as such quotations may appear on the display designated as page "LIUS01M" on the Bloomberg Financial Markets Commodities News (or such other page as may replace such page on that service for the purpose of displaying London interbank offered quotations of major banks).

         LIBOR Certificate:  None.

         LIBOR Determination Date: The second London Business Day immediately preceding the commencement of each Accrual Period for any LIBOR Certificates.

         Liquidated Mortgage Loan: Any defaulted Mortgage Loan as to which the Servicer has determined that all amounts that it expects to recover on behalf of the Trust Fund from or on account of such Mortgage Loan have been recovered.

         Liquidation Proceeds: Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise, or the sale of the related Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan, including any amounts remaining in the related Escrow Account.

         Loan-to-Value Ratio: With respect to any Mortgage Loan, the ratio of the principal balance of such Mortgage Loan at origination, or such other date as is specified, to the Original Value thereof.

         London Business Day: Any day on which banks are open for dealing in foreign currency and exchange in London, England and New York City.

         Maintenance: With respect to any Cooperative Unit, the rent or fee paid by the Mortgagor to the Cooperative Corporation pursuant to the Proprietary Lease.

         Material Defect:  As defined in Section 2.02(c) hereof.

         Moody's: Moody's Investors Service, Inc., or any successor in interest.

         Mortgage: A mortgage, deed of trust or other instrument encumbering a fee simple interest in real property securing a Mortgage Note, together with improvements thereto.

         Mortgage File: The mortgage documents listed in Exhibit B-1 to the Sale and Servicing Agreement pertaining to a particular Mortgage Loan required to be delivered to the Trustee or its custodian pursuant to this Agreement.

         Mortgage Loan: A Mortgage and the related notes or other evidences of indebtedness secured by each such Mortgage conveyed, transferred, sold, assigned to or deposited with the Trustee pursuant to Section 2.01 or Section 2.05, including without limitation, each Mortgage Loan listed on the Mortgage Loan Schedule, as amended from time to time.

         Mortgage Loan Negative Amortization:  Not applicable.

         Mortgage Loan Sale and Assignment Agreement: The agreement, dated as of November 1, 1998, for the sale of the Mortgage Loans by Lehman Capital, A Division of Lehman Brothers Holdings Inc., to the Depositor.

         Mortgage Loan Schedule: The schedule attached hereto as Schedule A, which shall identify each Mortgage Loan, as such schedule may be amended from time to time pursuant to Section 2.02.

         Mortgage Note: The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage under a Mortgage Loan.

         Mortgage Rate: As to any Mortgage Loan, the per annum rate at which interest accrues on such Mortgage Loan.

         Mortgaged Property: Either of (x) the fee simple interest in real property, together with improvements thereto including any exterior improvements to be completed within 120 days of disbursement of the related Mortgage Loan proceeds, or (y) in the case of a Cooperative Loan, the related Cooperative Shares and Proprietary Lease, securing the indebtedness of the Mortgagor under the related Mortgage Loan.

         Mortgagor:  The obligor on a Mortgage Note.

         Negative Amortization Certificate:  None.

         Net Liquidation Proceeds: With respect to any Liquidated Mortgage Loan, the related Liquidation Proceeds net of unreimbursed expenses incurred in connection with liquidation or foreclosure and unreimbursed Advances, Servicing Advances or Servicing Fees, if any, received and retained in connection with the liquidation of such Mortgage Loan.

         Net Mortgage Rate: With respect to any Mortgage Loan, the Mortgage Rate thereof reduced by the Servicing Fee Rate.

         Net Prepayment Interest Shortfall: With respect to any Distribution Date, the excess, if any, of any Prepayment Interest Shortfalls for such date over the aggregate of all Compensating Interest Payments made by the Servicer in respect of such shortfalls.

         Non-AP Percentage: As to any Discount Mortgage Loan, the percentage equivalent of the fraction, the numerator of which is the Net Mortgage Rate of such Discount Mortgage Loan and the denominator of which is 6.65%. As to any Non-Discount Mortgage Loan, 100%.

         Non-AP Pool Balance: As to any Distribution Date, the sum of, as to each Mortgage Loan, the product of the applicable Non-AP Percentage and the Scheduled Principal Balance of such Mortgage Loan for such Distribution Date.

         Non-Book-Entry Certificate: Any Certificate other than a Book-Entry Certificate.

         Non-Discount Mortgage Loan: Any Mortgage Loan with a Net Mortgage Rate equal to or greater than 6.65% per annum.

         Non-permitted Foreign Holder:  As defined in Section 3.03(f).

         Non-U.S. Person: Any individual, corporation, partnership or other person other than a citizen or resident of the United States; a corporation, partnership or other entity created or organized in or under the laws of the United States or any state thereof, including for this purpose the District of Columbia; an estate that is subject to U.S. federal income tax regardless of the source of its income; or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States trustees have authority to control all substantial decisions of the trust.

         Notional Amount: With respect to any Notional Certificate and any Distribution Date, such Certificate's Percentage Interest of the Aggregate Notional Amount of such Class of Certificates for such Distribution Date.

         Notional Certificate:  Any Class AX Certificate.

         Notional Component:  None.

         Notional Component Amount:  None.

         Offering Document: Either of the Prospectus or the private placement memorandum dated November 16, 1998 relating to the Class B4, Class B5 and Class B6 Certificates.

         Officer's Certificate: A certificate signed by the Chairman of the Board, any Vice Chairman, the President, any Vice President or any Assistant Vice President of a Person, and in each case delivered to the Trustee.

         Opinion of Counsel: A written opinion of counsel, reasonably acceptable in form and substance to the Trustee, and who may be in-house or outside counsel to the Depositor or the Servicer but which must be Independent outside counsel with respect to any such opinion of counsel concerning the transfer of any Residual Certificate or concerning certain matters with respect to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the taxation, or the federal income tax status, of each REMIC.

         Original Credit Support Percentage: With respect to each Class of Subordinate Certificates, the Credit Support Percentage for such Class on the Closing Date.

         Original Subordinate Amount: The Subordinate Amount on the Closing
Date.

         Original Value: The lesser of (a) the Appraised Value of a Mortgaged Property at the time the related Mortgage Loan was originated and (b) if the Mortgage Loan was made to finance the acquisition of the related Mortgaged Property, the purchase price paid for the Mortgaged Property by the Mortgagor at the time the related Mortgage Loan was originated.

         Paying Agent:  Any paying agent appointed pursuant to Section 3.08.

         Percentage Interest: With respect to any Certificate, its percentage interest in the undivided beneficial ownership interest in the Trust Fund evidenced by all Certificates of the same Class as such Certificate. With respect to any Certificate other than a Class AX Certificate, the Percentage Interest evidenced thereby shall equal the initial Certificate Principal Amount thereof divided by the initial Class Principal Amount of all Certificates of the same Class. With respect to any Class AX Certificate, the Percentage Interest evidenced thereby shall be as specified on the face thereof.

         Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         Placement Agent:  Lehman Brothers Inc.

         Plan Asset Regulations: The Department of Labor regulations set forth in 29 C.F.R. 2510.3-101.

         Premium Mortgage Loan. Any Mortgage Loan with a Net Mortgage Rate greater than 6.65% per annum.

         Prepayment Interest Shortfall: With respect to any full or partial Principal Prepayment of a Mortgage Loan, the difference between (i) one full month's interest at the applicable Mortgage Rate (giving effect to any applicable Relief Act Reduction), as reduced by the Servicing Fee Rate, on the outstanding principal balance of such Mortgage Loan immediately prior to such prepayment and (ii) the amount of interest actually received with respect to such Mortgage Loan in connection with such Principal Prepayment.

         Prepayment Period: With respect to any Distribution Date, the calendar month immediately preceding the month in which such Distribution Date occurs.

         Primary Mortgage Insurance Policy: Mortgage guaranty insurance, if any, on an individual Mortgage Loan, as evidenced by a policy or certificate.

         Principal Amount Schedules:  Not applicable.

         Principal Only Certificate:  Any Class AP Certificate.

         Principal Prepayment: Any Mortgagor payment of principal or other recovery of principal on a Mortgage Loan (other than a Payahead) that is recognized as having been received or recovered in advance of its scheduled Due Date and applied to reduce the principal balance of the Mortgage Loan in accordance with the terms of the Mortgage Note or Accepted Servicing Practices.

         Proceeding: Any suit in equity, action at law or other judicial or administrative proceeding.

         Proprietary Lease: With respect to any Cooperative Unit, a lease or occupancy agreement between a Cooperative Corporation and a holder of related Cooperative Shares.

         Prospectus: The prospectus supplement dated November 16, 1998, together with the accompanying prospectus dated March 18, 1998, relating to the Class A, Class AP, Class AX, Class B1, Class B2, Class B3 and Class R Certificates.

         Purchase Price: With respect to the repurchase of a Mortgage Loan pursuant to this Agreement, an amount equal to the sum of (a) 100% of the unpaid principal balance of such Mortgage Loan and (b) accrued interest thereon at the Mortgage Rate, from the date as to which interest was last paid to (but not including) the Due Date immediately preceding the related Distribution Date. The Servicer (or the Trustee, if applicable) shall be reimbursed from the Purchase Price for any Mortgage Loan or related REO Property for any Advances made with respect to such Mortgage Loan that are reimbursable to the Servicer under the Sale and Servicing Agreement, as well as any unreimbursed Servicing Advances and accrued and unpaid Servicing Fees, as applicable.

         Qualified GIC: A guaranteed investment contract or surety bond providing for the investment of funds in the Collection Account or the Certificate Account and insuring a minimum, fixed or floating rate of return on investments of such funds, which contract or surety bond shall:

         (a) be an obligation of an insurance company or other corporation whose long-term debt is rated by each Rating Agency in one of its two highest rating categories or, if such insurance company has no long-term debt, whose claims paying ability is rated by each Rating Agency in one of its two highest rating categories, and whose short-term debt is rated by each Rating Agency in its highest rating category;

         (b) provide that the Trustee may exercise all of the rights under such contract or surety bond without the necessity of taking any action by any other Person;

         (c) provide that if at any time the then current credit standing of the obligor under such guaranteed investment contract is such that continued investment pursuant to such contract of funds would result in a downgrading of any rating of the Certificates, the Trustee shall terminate such contract without penalty and be entitled to the return of all funds previously invested thereunder, together with accrued interest thereon at the interest rate provided under such contract to the date of delivery of such funds to the Trustee;

         (d) provide that the Trustee's interest therein shall be transferable to any successor trustee hereunder: and

         (e) provide that the funds reinvested thereunder and accrued interest thereon be returnable to the Collection Account or the Certificate Account, as the case may be, not later than the Business Day prior to any Distribution Date.

         Qualified Insurer: An insurance company duly qualified as such under the laws of the states in which the related Mortgaged Properties are located, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided and whose claims paying ability is rated by each Rating Agency in its highest rating category or whose selection as an insurer will not adversely affect the rating of the Certificates.

         Qualifying Substitute Mortgage Loan: A "Qualified Substitute Mortgage Loan" as defined in the Sale and Servicing Agreement. Whenever a Qualifying Substitute Mortgage Loan is substituted for a Deleted Mortgage Loan pursuant to this Agreement, the party effecting such substitution shall certify such qualification in writing to the Trustee.

         Rating Agency:  Each of DCR and Moody's.

         Realized Loss: (a) With respect to each Liquidated Mortgage Loan, an amount equal to (i) the unpaid principal balance of such Mortgage Loan as of the date of liquidation, plus (ii) interest at the applicable Net Mortgage Rate from the date as to which interest was last paid up to the last day of the month of such liquidation, minus (iii) Liquidation Proceeds received, to the extent allocable to principal, net of amounts that are reimbursable to the Servicer with respect to such Mortgage Loan (other than Advances of principal and interest) including expenses of liquidation, and (b) with respect to each Mortgage Loan that has become the subject of a Deficient Valuation, the difference between the unpaid principal balance of such Mortgage Loan immediately prior to such Deficient Valuation and the unpaid principal balance of such Mortgage Loan as reduced by the Deficient Valuation. In determining whether a Realized Loss is a Realized Loss of interest or principal, Liquidation Proceeds shall be allocated, first, to payment of expenses related to such Liquidated Mortgage Loan, then to accrued unpaid interest and finally to reduce the principal balance of the Mortgage Loan.

         Recognition Agreement: With respect to any Cooperative Loan, an agreement between the related Cooperative Corporation and the originator of such Mortgage Loan to establish the rights of such originator in the related Cooperative Property.

         Record Date: With respect to any Distribution Date, the close of business on the last Business Day of the month immediately preceding the month in which such Distribution Date occurs.

         Redemption Certificate:  None.

         Reference Banks:  None.

         Relief Act Reduction: With respect to any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon as a result of application of the Solders' and Sailors' Civil Relief Act of 1940, as amended, any amount by which interest collectible on such Mortgage Loan for the Due Date in the related Due Period is less than interest accrued thereon for the applicable one-month period at the Mortgage Rate without giving effect to such reduction.

         REMIC: Each pool of assets in the Trust Fund designated as a REMIC pursuant to Section 10.01(a) hereof.

         REMIC Provisions: The provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 86OG of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations, including proposed regulations and rulings, and administrative pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.

         REO Property: A Mortgaged Property acquired by the Trust Fund through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan or otherwise treated as having been acquired pursuant to the REMIC Provisions.

         Reserve Interest Rate:  Not applicable.

         Residual Certificate:  Any Class R Certificate.

         Responsible Officer: When used with respect to the Trustee, any Vice President, Assistant Vice President, the Secretary, any assistant secretary, the Treasurer, or any assistant treasurer, working in its corporate trust department and having direct responsibility for the administration of this Agreement.

         Restricted Certificate: Any Class B4, Class B5 or Class B6
Certificate.

         Rounding Account:  Not applicable.

         S&P: Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., or any successor in interest.

         Sale and Servicing Agreement: The Sellers' Warranties and Servicing Agreement dated as of November 1, 1998, among Lehman Capital, a division of Lehman Brothers Holdings Inc., Cendant Mortgage Corporation and Cendant Residential Mortgage Trust.

         Scheduled Payment: Each scheduled payment of principal and interest (or of interest only, if applicable) to be paid by the Mortgagor on a Mortgage Loan, as reduced (except where otherwise specified herein) by the amount of any related Debt Service Reduction (excluding all amounts of principal and interest that were due on or before the Cut-off Date whenever received) and, in the case of an REO Property, an amount equivalent to the Scheduled Payment that would have been due on the related Mortgage Loan if such Mortgage Loan had remained in existence. In the case of any bi-weekly payment Mortgage Loan, all payments due on such Mortgage Loan during any Due Period shall be deemed collectively to constitute the Scheduled Payment due on such Mortgage Loan in such Due Period.

         Scheduled Principal Balance: With respect to (i) any Mortgage Loan as of any Distribution Date, the principal balance of such Mortgage Loan at the close of business on the Cut-off Date, after giving effect to principal payments due on or before the Cut-off Date, whether or not received, less an amount equal to principal payments due after the Cut-off Date and on or before the Due Date in the related Due Period, whether or not received from the Mortgagor or advanced by the Servicer, and all amounts allocable to unscheduled principal payments (including Principal Prepayments, Net Liquidation Proceeds, Insurance Proceeds and condemnation proceeds, in each case to the extent identified and applied prior to or during the applicable Prepayment Period) and (ii) any REO Property as of any Distribution Date, the Scheduled Principal Balance of the related Mortgage Loan on the Due Date immediately preceding the date of acquisition of such REO Property by or on behalf of the Trustee (reduced by any amount applied as a reduction of principal on the Mortgage Loan). With respect to any Mortgage Loan and the Cut-off Date, as specified in the Mortgage Loan Schedule.

         Security Agreement: With respect to any Cooperative Loan, the agreement between the owner of the related Cooperative Shares and the originator of the related Mortgage Note that defines the terms of the security interest in such Cooperative Shares and the related Proprietary Lease.

         Seller: Lehman Capital, A Division of Lehman Brothers Holdings Inc., or any successor in interest.

         Senior Certificate: Any Class A, Class AP, Class AX or Class R Certificate.

         Senior Percentage: With respect to any Distribution Date, the percentage equivalent of the fraction, the numerator of which is the Class Principal Amount of the Class A and Class R Certificates immediately prior to such date and the denominator of which is the Non-AP Pool Balance for such date.

         Senior Prepayment Percentage: With respect to any Distribution Date occurring during the five years beginning on the first Distribution Date, 100%. With respect to any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date, the Senior Percentage plus the following percentage of the related Subordinate Percentage for such Distribution Date: for any Distribution Date in the first year thereafter, 70%; for any Distribution Date in the second year thereafter, 60%; for any Distribution Date in the third year thereafter, 40%; for any Distribution Date in the fourth year thereafter, 20%; and for any subsequent Distribution Date, 0%; provided, however, that if on any of the foregoing Distribution Dates the Senior Percentage exceeds the initial Senior Percentage, the Senior Prepayment Percentage on such Distribution Date will once again equal 100% for such Distribution Date.

         Notwithstanding the foregoing, no decrease in the Senior Prepayment Percentage below the level in effect for the most recent prior period set forth in the paragraph above shall be effective on any Distribution Date if, as of the first Distribution Date as to which any such decrease applies, (i) the average outstanding principal balance on such Distribution Date and for the preceding five Distribution Dates of all Mortgage Loans that were delinquent 60 days or more (including for this purpose any Mortgage Loans in foreclosure and the Scheduled Payments that would have been due on Mortgage Loans with respect to which the related Mortgaged Property has been acquired by the Trust Fund if the related Mortgage Loan had remained in existence) is greater than or equal to 50% of the Subordinate Amount immediately prior to such Distribution Date or (ii) cumulative Realized Losses with respect to the Mortgage Loans exceed (a) with respect to the Distribution Date on the fifth anniversary of the first Distribution Date, 30% of the Original Subordinate Amount, (b) with respect to the Distribution Date on the sixth anniversary of the first Distribution Date, 35% of the Original Subordinate Amount, (c) with respect to the Distribution Date on the seventh anniversary of the first Distribution Date, 40% of the Original Subordinate Amount, (d) with respect to the Distribution Date on the eighth anniversary of the first Distribution Date, 45% of the Original Subordinate Amount, and (e) with respect to the Distribution Date on the ninth anniversary of the first Distribution Date, 50% of the Original Subordinate Amount.

         Senior Principal Distribution Amount: With respect to any Distribution Date, the sum of the following amounts:

         (i) the product of (a) the Senior Percentage for such date and (b) the principal portion (multiplied by the applicable Non-AP Percentage) of each Scheduled Payment (without giving effect to any Debt Service Reduction occurring prior to the Bankruptcy Coverage Termination Date), on each Mortgage Loan due during the related Due Period;

         (ii) the product of (a) the related Senior Prepayment Percentage for such date and (b) each of the following amounts (multiplied by the applicable Non-AP Percentage): (1) each Principal Prepayment on the Mortgage Loans collected during the related Prepayment Period, (2) each other unscheduled collection, including Insurance Proceeds and Net Liquidation Proceeds (other than with respect to any Mortgage Loan that was finally liquidated during the related Prepayment Period), representing or allocable to recoveries of principal received during the related Prepayment Period, and (3) the principal portion of all proceeds of the purchase of any Mortgage Loan (or, in the case of a permitted substitution, amounts representing a principal adjustment) actually received by the Trustee during the related Prepayment Period;

         (iii) with respect to unscheduled recoveries allocable to principal of any Mortgage Loan that was finally liquidated during the related Prepayment Period, the lesser of (a) the related Net Liquidation Proceeds allocable to principal (multiplied by the applicable Non-AP Percentage) and (b) the product of the Senior Prepayment Percentage for such date and the Scheduled Principal Balance (multiplied by the applicable Non-AP Percentage) of such Mortgage Loan at the time of liquidation; and

         (iv) any amounts described in clauses (i) through (iii) for any previous Distribution Date that remain unpaid.

         Servicer:  Cendant Mortgage Corporation or any successor in interest.

         Servicing Advance: Any expenditures incurred by the Servicer in connection with the servicing of a Mortgage Loan that is eligible for reimbursement under the Sale and Servicing Agreement, other than an Advance of principal and/or interest.

         Servicing Fee: The Servicing Fee specified in the Sale and Servicing Agreement.

         Servicing Fee Rate:  As specified in the Sale and Servicing Agreement.

         Servicing Officer: Any officer of the Servicer involved in or responsible for the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Servicer to the Trustee, as such list may be amended from time to time.

         Special Hazard Loss: With respect to the Mortgage Loans, (x) any Realized Loss arising out of any direct physical loss or damage to a Mortgaged Property which is caused by or results from any cause, exclusive of any loss covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property and any loss caused by or resulting from (i) normal wear and tear, (ii) conversion or other dishonest act on the part of the Trustee, the Servicer or any of their agents or employees, or (iii) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues, or (y) any Realized Loss arising from or related to the presence or suspected presence of hazardous wastes, or hazardous substances on a Mortgaged Property unless such loss is covered by a hazard policy or flood insurance policy required to be maintained in respect of such Mortgaged Property, in any case, as reported by the Servicer to the Trustee.

         Special Hazard Loss Limit: As of the Cut-off Date, $2,434,001.22, which amount shall be reduced from time to time to an amount equal on any Distribution Date to the lesser of (a) the greatest of (i) 1% of the aggregate of the outstanding principal balances of the Mortgage Loans; (ii) twice the outstanding principal balance of the Mortgage Loan having the highest outstanding principal balance, and (iii) the aggregate outstanding principal balances of the Mortgage Loans secured by Mortgaged Properties located in the single California postal zip code area having the highest aggregate outstanding principal balance of Mortgage Loans of any such postal zip code area and (b) the Special Hazard Loss Limit as of the Closing Date less the amount, if any, of Special Hazard Losses incurred with respect to Mortgage Loans since the Closing Date.

         Startup Day: The day designated as such pursuant to Section 10.01(b) hereof.

         Subordinate Amount: As to any Distribution Date, the excess of the Non-AP Pool Balance for such date over the Class Principal Amount of the Class A Certificates immediately prior to such date.

         Subordinate Certificate:  Any Class B Certificate.

         Subordinate Certificate Writedown Amount: As to any Distribution Date, the amount by which (i) the sum of the Class Principal Amounts of all the Certificates (after giving effect to the distribution of principal and the application of Realized Losses in reduction of the Certificate Principal Amounts of the Certificates on such Distribution Date) exceeds (ii) the aggregate Scheduled Principal Balance of the Mortgage Loans at the close of the related Due Period.

         Subordinate Class Percentage: With respect to any Distribution Date and any Class of Subordinate Certificates, the percentage obtained by dividing the Class Principal Amount of such Class immediately prior to such Distribution Date by the aggregate Certificate Principal Amount of all Subordinate Certificates immediately prior to such date.

         Subordinate Percentage: With respect to any Distribution Date, the difference between 100% and the Senior Percentage for such Distribution Date.

         Subordinate Prepayment Percentage: With respect to any Distribution Date, the difference between 100% and the Senior Prepayment Percentage for such Distribution Date.

         Subordinate Principal Distribution Amount: With respect to any Distribution Date, the sum of the following:

         (i) the product of (a) the Subordinate Percentage for such date and
     (b) the principal portion (multiplied by the applicable Non-AP Percentage) of each Scheduled Payment (without giving effect to any Debt Service Reduction occurring prior to the applicable Bankruptcy Coverage Termination Date) on each Mortgage Loan due during the related Due Period;

         (ii) the product of (a) the Subordinate Prepayment Percentage for such date and (b) each of the following amounts (multiplied by the applicable Non-AP Percentage): (1) each Principal Prepayment on the Mortgage Loans collected during the related Prepayment Period, (2) each other unscheduled collection, including Insurance Proceeds and Net Liquidation Proceeds (other than with respect to any Mortgage Loan that was finally liquidated during the related Prepayment Period), representing or allocable to recoveries of principal received during the related Prepayment Period, and (3) the principal portion of all proceeds of the purchase of any Mortgage Loan (or, in the case of a permitted substitution, amounts representing a principal adjustment) actually received by the Trustee during the related Prepayment Period;

         (iii) with respect to unscheduled recoveries allocable to principal of any Mortgage Loan that was finally liquidated during the related Prepayment Period, the related Net Liquidation Proceeds allocable to principal (multiplied by the applicable Non-AP Percentage) less any related amount paid pursuant to subsection (iii) of the definition of Senior Principal Distribution Amount; and

         (iv) any amounts described in clauses (i) through (iii) for any previous Distribution Date that remain unpaid;

         Tax Matters Person: The "tax matters person" as specified in the REMIC Provisions.

         Termination Price:  As defined in Section 7.01 hereof.

         Title Insurance Policy: A title insurance policy maintained with respect to a Mortgage Loan.

         Trust Fund: The corpus of the trust created pursuant to this Agreement, consisting of the Mortgage Loans, the assignment of the Depositor's rights under the Mortgage Loan Sale and Assignment Agreement, such amounts as shall from time to time be held in the Certificate Account, any Escrow Account, the Insurance Policies, any REO Property and the other items referred to in, and conveyed to the Trustee under, Section 2.01(a).

         Trustee: U.S. Bank National Association, not in its individual capacity but solely as Trustee, or any successor in interest, or if any successor trustee or any co-trustee shall be appointed as herein provided, then such successor trustee and such co-trustee, as the case may be.

         Voting Interests: The portion of the voting rights of all the Certificates that is allocated to any Certificate for purposes of the voting provisions of this Agreement. At all times during the term of this Agreement, 99% of all Voting Interests shall be allocated to the Certificates other than the Class AX Certificates and 1% of all Voting Interests shall be allocated to the Class AX Certificates. Voting Interests allocated to the Class AX Certificates shall be allocated among the Certificates of such Class in proportion to their Percentage Interests. Voting Interests shall be allocated among the other Classes of Certificates (and among the Certificates within each such Class) in proportion to their Class Principal Amounts (or Certificate Principal Amounts).

         Section 1.02. Calculations Respecting Mortgage Loans. Calculations required to be made pursuant to this Agreement with respect to any Mortgage Loan in the Trust Fund shall be made based upon current information as to the terms of the Mortgage Loans and reports of payments received from the Mortgagor on such Mortgage Loans and payments to be made to the Trustee as supplied to the Trustee by the Servicer. The Trustee shall not be required to recompute, verify or recalculate the information supplied to it by the Servicer.


                                   ARTICLE II

                              DECLARATION OF TRUST;
                            ISSUANCE OF CERTIFICATES

         Section 2.01. Creation and Declaration of Trust Fund; Conveyance of Mortgage Loans. (a) Concurrently with the execution and delivery of this Agreement, the Depositor does hereby transfer, assign, set over, deposit with and otherwise convey to the Trustee, without recourse, in trust, all the right, title and interest of the Depositor in and to the Mortgage Loans. Such conveyance includes, without limitation, the right to all distributions of principal and interest received on or with respect to the Mortgage Loans on and after the Cut-off Date (other than payments of principal and interest due on or before such date), and all such payments due after such date but received prior to such date and intended by the related Mortgagors to be applied after such date, together with all of the Depositor's right, title and interest in and to the Certificate Account and all amounts from time to time credited to and the proceeds of the Certificate Account, any REO Property and the proceeds thereof, the Depositor's rights under any Insurance Policies related to the Mortgage Loans, the Depositor's security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties and any Additional Collateral, and any proceeds of the foregoing, to have and to hold, in trust; and the Trustee declares that, subject to the review provided for in Section 2.02, it has received and shall hold the Trust Fund, as trustee, in trust, for the benefit and use of the Holders of the Certificates and for the purposes and subject to the terms and conditions set forth in this Agreement, and, concurrently with such receipt, has caused to be executed, authenticated and delivered to or upon the order of the Depositor, in exchange for the Trust Fund, Certificates in the authorized denominations evidencing the entire ownership of the Trust Fund.

         Concurrently with the execution and delivery of this Agreement, the Depositor does hereby assign to the Trustee all of its rights and interest under the Mortgage Loan Sale and Assignment Agreement, which include all of the Depositor's rights and interests under the Sale and Servicing Agreement, and delegates its obligations under the Mortgage Loan Sale and Assignment Agreement, which include the obligations of Lehman Capital under the Sale and Servicing Agreement, (which rights and interest have been assigned and which obligations have been delegated to the Depositor by Lehman Capital pursuant to the Mortgage Loan Sale and Assignment Agreement) to the Trustee. The Trustee hereby accepts such assignment and delegation, and shall be entitled to exercise all such rights of the Depositor under the Mortgage Loan Sale and Assignment Agreement and the Sale and Servicing Agreement as if, for such purpose, it were the Depositor.

         (b) In connection with such transfer and assignment, the Depositor does hereby deliver to, and deposit with, or cause to be delivered to and deposited with, the Trustee, and/or any custodian acting on the Trustee's behalf, if applicable, the documents or instruments with respect to each Mortgage Loan (each a "Mortgage File") so transferred and assigned as are specified in the Sale and Servicing Agreement.

         The parties hereto acknowledge and agree that the form of endorsement attached hereto as Exhibit B-4 is intended to effect the transfer to the Trustee, for the benefit of the Certificateholders, of the Mortgage Notes and the Mortgages.

         (c) Assignments of Mortgage shall be recorded; provided, however, that such Assignments need not be recorded if, in the Opinion of Counsel (which must be Independent counsel) acceptable to the Trustee and the Rating Agencies, recording in such states is not required to protect the Trustee's interest in the related Mortgage Loans. Subject to the preceding sentence, as soon as practicable after the Closing Date, the Trustee shall, or shall cause its custodian, at the expense of the Depositor, to cause to be properly recorded in each public recording office where the Mortgages are recorded each Assignment of Mortgage.

         (d) In instances where a Title Insurance Policy is required to be delivered to the Trustee, or to the applicable custodian on behalf of the Trustee, under clause (b)(viii) above and is not so delivered, the Depositor will provide a copy of such Title Insurance Policy to the Trustee as promptly as practicable after the execution and delivery hereof, but in any case within 180 days of the Closing Date.

         (e) For Mortgage Loans (if any) that have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Depositor, in lieu of delivering the above referenced documents, herewith delivers or causes to be delivered to the Trustee an Officer's Certificate which shall include a statement to the effect that all amounts received in connection with such prepayment that are required to be deposited in the custodial account maintained by the Servicer pursuant to the Sale and Servicing Agreement have been so deposited. All original documents that are not delivered to the Trustee shall be held by the Servicer in trust for the benefit of the Trustee and the Certificateholders.

         Section 2.02. Acceptance of Trust Fund by Trustee: Review of Documentation for Trust Fund. (a) The Trustee, by execution and delivery hereof, acknowledges receipt (by it or by its custodian) of the Mortgage Files pertaining to the Mortgage Loans listed on the Mortgage Loan Schedule, subject to any defects or exception noted in the Initial Certification (as defined below) and further subject to the Trustee's review thereof as specified herein. The Trustee or its custodian executed and delivered as of November 12, 1998, an initial certification (the "Initial Certification") certifying as to its receipt of the documents required to be delivered pursuant to the Sale and Servicing Agreement.

         (b) Within 45 days after the Closing Date, the Trustee or its custodian will, for the benefit of Holders of the Certificates, review each Mortgage File to ascertain that all required documents set forth in Section
2.01 have been received and appear on their face to contain the requisite signatures by or on behalf of the respective parties thereto, and shall deliver to the Depositor an Interim Certification in the form annexed hereto as Exhibit B-2 to the effect that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan prepaid in full or any Mortgage Loan specifically identified in such certification as not covered by such certification), (i) all of the applicable documents specified in Section 2.01(b) are in its possession and (ii) such documents have been reviewed by it and appear to relate to such Mortgage Loan. The Trustee or its custodian shall make sure that the documents are executed and endorsed, but shall be under no duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that the same are valid, binding, legally effective, properly endorsed, genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded or are in recordable form or that they are other than what they purport to be on their face. Neither the Trustee nor its custodian shall have any responsibility for verifying the genuineness or the legal effectiveness of or authority for any signatures of or on behalf of any party or endorser.

         (c) If in the course of the review described in paragraph (b) above the Trustee or its custodian discovers any document or documents constituting a part of a Mortgage File that is missing, does not appear regular on its face (i.e., is mutilated, damaged, defaced, torn or otherwise physically altered) or appears to be unrelated to the Mortgage Loans identified in the Mortgage Loan Schedule (each, a "Material Defect"), the Trustee, or its custodian, shall promptly identify the Mortgage Loan to which such Material Defect relates in the Interim Certificate delivered to the Depositor (and to the Trustee). Within 90 days of its receipt of such notice, the applicable Cendant Entity, or, if such Cendant Entity does not do so, the Depositor shall be required to cure such Material Defect (and, in such event, the Depositor shall provide the Trustee with an Officer's Certificate confirming that such cure has been effected). If the applicable Cendant Entity or the Depositor, as applicable, does not so cure such Material Defect, the applicable Cendant Entity, or, if such Cendant Entity does not do so, the Depositor, shall repurchase the related Mortgage Loan from the Trust Fund at the Purchase Price. Within the two year period following the Closing Date, the Depositor may, in lieu of repurchasing a Mortgage Loan pursuant to this Section 2.02, substitute for such Mortgage Loan a Qualifying Substitute Mortgage Loan subject to the provisions of Section 2.05. The failure of the Trustee or its custodian to give the notice contemplated herein within 45 days after the Closing Date shall not affect or relieve the Depositor of its obligation to repurchase any Mortgage Loan pursuant to this Section 2.02 or any other Section of this Agreement requiring the repurchase of Mortgage Loans from the Trust Fund.

         (d) Within 180 days following the Closing Date, the Trustee, or its custodian, shall deliver to the Depositor a Final Certification substantially in the form annexed hereto as Exhibit B-3 evidencing the completeness of the Mortgage Files in its possession or control.

         (e) Nothing in this Agreement shall be construed to constitute an assumption by the Trust Fund, the Trustee or the Certificateholders of any unsatisfied duty, claim or other liability on any Mortgage Loan or to any Mortgagor.

         Section 2.03. Representations and Warranties of the Depositor. (a) The Depositor hereby represents and warrants to the Trustee, for the benefit of Certificateholders, as of the Closing Date or such other date as is specified, that:

         (i) the Depositor is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and has full corporate power and authority to own its property, to carry on its business as presently conducted, to enter into and perform its obligations under this Agreement, and to create the trust pursuant hereto;

         (ii) the execution and delivery by the Depositor of this Agreement have been duly authorized by all necessary corporate action on the part of the Depositor; neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Depositor or its properties or the certificate of incorporation or bylaws of the Depositor;

         (iii) the execution, delivery and performance by the Depositor of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof;

         (iv) this Agreement has been duly executed and delivered by the Depositor and, assuming due authorization, execution and delivery by the Trustee, constitutes a valid and binding obligation of the Depositor enforceable against it in accordance with its terms except as such enforceability may be subject to (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally and (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law;

         (v) there are no actions, suits or proceedings pending or, to the knowledge of the Depositor, threatened or likely to be asserted against or affecting the Depositor, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Agreement or (B) with respect to any other matter which in the judgment of the Depositor will be determined adversely to the Depositor and will if determined adversely to the Depositor materially and adversely affect it or its business, assets, operations or condition, financial or otherwise, or adversely affect its ability to perform its obligations under this Agreement;

         (vi) immediately prior to the transfer and assignment of the Mortgage Loans to the Trustee, the Depositor was the sole owner of record and holder of each Mortgage Loan, and the Depositor had good and marketable title thereto, and had full right to transfer and sell each Mortgage Loan to the Trustee free and clear, subject only to (1) liens of current real property taxes and assessments not yet due and payable and, if the related Mortgaged Property is a condominium unit, any lien for common charges permitted by statute, (2) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the area in which the related Mortgaged Property is located and specifically referred to in the lender's Title Insurance Policy or attorney's opinion of title and abstract of title delivered to the originator of such Mortgage Loan, and (3) such other matters to which like properties are commonly subject which do not, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage, of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to this Agreement.

         (b) The representations and warranties of CMC and Cendant Residential Mortgage Trust ("CRMT" and, together with CMC, the "Cendant Entities") with respect to the related Mortgage Loans in the Sale and Servicing Agreement, which have been assigned to the Trustee hereunder, were made as of the date specified in the Sale and Servicing Agreement. To the extent that any fact, condition or event with respect to a Mortgage Loan constitutes a breach of both (i) a representation or warranty of either Cendant Entity under the Sale and Servicing Agreement and (ii) a representation or warranty of Lehman Capital under the Mortgage Loan Sale and Assignment Agreement, the only right or remedy of the Trustee or of any Certificateholder shall be the Trustee's right to enforce the obligations of such Cendant Entity under any applicable representation or warranty made by it. The Trustee acknowledges that the representations and warranties of Lehman Capital in Section 1.04(b) of the Mortgage Loan Sale and Assignment Agreement are applicable only to facts or conditions that arise or events that occur subsequent to the date as of which the representation and warranties with respect to the related Mortgage Loans in the Sale and Servicing Agreements were made, and which do not constitute a breach of any representation or warranty made by either Cendant Entity in
Section 3.02 of the Sale and Servicing Agreement. The Trustee acknowledges that Lehman Capital shall have no obligation or liability with respect to any breach of a representation or warranty made by it with respect to the Mortgage Loans if the fact, condition or event constituting such breach also constitutes a breach of a representation or warranty made by either Cendant Entity in Section 3.02 of the Sale and Servicing Agreement, without regard to whether such Cendant Entity fulfills its contractual obligations in respect of such representation or warranty. The Trustee further acknowledges that the Depositor shall have no obligation or liability with respect to any breach of any representation or warranty with respect to the Mortgage Loans (except as set forth in Section 2.03(a)(vi)) under any circumstances.

         Section 2.04. Discovery of Breach. It is understood and agreed that the representations and warranties set forth in Section 2.03 and the representations and warranties of the Cendant Entities and Lehman Capital and assigned to the Trustee hereunder survive delivery of the Mortgage Files and the Assignment of Mortgage of each Mortgage Loan to the Trustee and shall continue throughout the term of this Agreement. Upon discovery by either the Depositor, or the Trustee of a breach of any of the representations and warranties set forth in Section 2.03 that adversely and materially affects the value of the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other party. Within 90 days of the discovery of such breach with respect to the representations and warranties given to the Trustee by the Depositor or given by Lehman Capital and assigned to the Trustee, the Depositor or Lehman Capital, as applicable, shall either (a) cure such breach in all material respects, (b) repurchase such Mortgage Loan or any property acquired in respect thereof from the Trustee at the Purchase Price or
(c) within the two year period following the Closing Date, substitute a Qualifying Substitute Mortgage Loan for the affected Mortgage Loan. In the event of discovery of a breach of any representation and warranty of either Cendant Entity assigned to the Trustee, the Trustee shall enforce its rights under the Sale and Servicing Agreement for the benefit of Certificateholders.

         Section 2.05. Repurchase, Purchase or Substitution of Mortgage Loans.
(a) With respect to any Mortgage Loan repurchased by the Depositor pursuant to this Article II, by either Cendant Entity pursuant to the Sale and Servicing Agreement or by Lehman Capital pursuant to the Mortgage Loan Sale and Assignment Agreement, the principal portion of the funds received by the Trustee in respect of such repurchase of a Mortgage Loan will be considered a Principal Prepayment and shall be deposited in the Certificate Account. The Trustee, upon receipt of the full amount of the applicable purchase price for a Deleted Mortgage Loan, or upon receipt of the Mortgage File for a Qualifying Substitute Mortgage Loan substituted for a Deleted Mortgage Loan (and any applicable Substitution Amount), shall release or cause to be released and reassign to the Depositor, the applicable Cendant Entity or Lehman Capital, as applicable, the related Mortgage File for the Deleted Mortgage Loan and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranty, as shall be necessary to vest in such party or its designee or assignee title to any Deleted Mortgage Loan released pursuant hereto, free and clear of all security interests, liens and other encumbrances created by this Agreement, which instruments shall be prepared by the Trustee (or its custodian) at the Depositor's expense, and the Trustee shall have no further responsibility with respect to the Mortgage File relating to such Deleted Mortgage Loan.

         (b) With respect to each Qualifying Substitute Mortgage Loan to be delivered to the Trustee (or its custodian) pursuant to the terms of this
Article II in exchange for a Deleted Mortgage Loan: (i) the Depositor, the applicable Cendant Entity or Lehman Capital, as applicable, must deliver to the Trustee (or its custodian) the Mortgage File for the Qualifying Substitute Mortgage Loan containing the documents set forth in Section 2.01(b) along with a written certification certifying as to the delivery of such Mortgage File and containing the granting language set forth in Section 2.01(a); and (ii) the Depositor, the applicable Cendant Entity or Lehman Capital, as applicable, will be deemed to have made with respect to such Qualified Substitute Mortgage Loan each of the representations and warranties made by it with respect to the related Deleted Mortgage Loan. As soon as practicable after the delivery of any Qualifying Substitute Mortgage Loan hereunder, the Trustee, at the expense of the Depositor and with the cooperation of the Servicer, shall cause the Assignment of Mortgage with respect to such Qualifying Substitute Mortgage Loan to be recorded by the Servicer if required pursuant to the first sentence of Section 2.01(c).

         (c) Notwithstanding any other provision of this Agreement, the right to substitute Mortgage Loans pursuant to this Article II shall be subject to the additional limitations that no substitution of a Qualifying Substitute Mortgage Loan for a Deleted Mortgage Loan shall be made unless the Trustee has received an Opinion of Counsel (at the expense of the party seeking to make the substitution) that, under current law, such substitution will not (A) affect adversely the status of any REMIC established hereunder as a REMIC, or of the related "regular interests" as "regular interests" in any such REMIC, or (B) cause any such REMIC to engage in a "prohibited transaction" or prohibited contribution pursuant to the REMIC Provisions.

         Section 2.06. Grant Clause. It is intended that the conveyance of the Depositor's right, title and interest in and to property constituting the Trust Fund pursuant to this Agreement shall constitute, and shall be construed as, a sale of such property and not a grant of a security interest to secure a loan. However, if such conveyance is deemed to be in respect of a loan, it is intended that: (1) the rights and obligations of the parties shall be established pursuant to the terms of this Agreement; (2) the Depositor hereby grants to the Trustee for the benefit of the Holders of the Certificates a first priority security interest in all of the Depositor's right, title and interest in, to and under, whether now owned or hereafter acquired, the Trust Fund and all proceeds of any and all property constituting the Trust Fund to secure payment of the Certificates; and (3) this Agreement shall constitute a security agreement under applicable law. If such conveyance is deemed to be in respect of a loan and the Trust created by this Agreement terminates prior to the satisfaction of the claims of any Person holding any Certificate, the security interest created hereby shall continue in full force and effect and the Trustee shall be deemed to be the collateral agent for the benefit of such Person, and all proceeds shall be distributed as herein provided.

                                   ARTICLE III

                                THE CERTIFICATES

         Section 3.01. The Certificates. (a) The Certificates shall be issuable in registered form only and shall be securities governed by Article 8 of the New York Uniform Commercial Code. The Book-Entry Certificates will be evidenced by one or more certificates, beneficial ownership of which will be held in the dollar denominations in Certificate Principal Amount or Notional Amount, as applicable, or in the Percentage Interests, specified herein. Each Class of Book-Entry Certificates will be issued in the minimum denominations in Certificate Principal Amount (or Notional Amount) specified in the Preliminary Statement hereto and in integral multiples of $1 in excess thereof. Each Class of Non-Book Entry Certificates other than the Residual Certificate will be issued in definitive, fully registered form in the minimum denominations in Certificate Principal Amount specified in the Preliminary Statement hereto and in integral multiples of $1 in excess thereof. Each Residual Certificate will be issued as a single Certificate and maintained in definitive, fully registered form in a minimum denomination equal to 100% of the Percentage Interest of such Class. The Certificates may be issued in the form of typewritten certificates. One Certificate of each Class of Certificates other than any Class of Residual Certificates may be issued in any denomination in excess of the minimum denomination.

         (b) The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer. Each Certificate shall, on original issue, be authenticated by the Trustee upon the order of the Depositor upon receipt by the Trustee of the Mortgage Files described in
Section 2.01. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein, executed by an authorized officer of the Trustee or the Authenticating Agent, if any, by manual signature, and such certification upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication. At any time and from time to time after the execution and delivery of this Agreement, the Depositor may deliver Certificates executed by the Depositor to the Trustee or the Authenticating Agent for authentication and the Trustee or the Authenticating Agent shall authenticate and deliver such Certificates as in this Agreement provided and not otherwise.

         Section 3.02. Registration. The Trustee is hereby appointed, and hereby accepts its appointment as, Certificate Registrar in respect of the Certificates and shall maintain books for the registration and for the transfer of Certificates (the "Certificate Register"). The Trustee may appoint a bank or trust company to act as Certificate Registrar. A registration book shall be maintained for the Certificates collectively. The Certificate Registrar may resign or be discharged or removed and a new successor may be appointed in accordance with the procedures and requirements set forth in Sections 6.06 and 6.07 hereof with respect to the resignation, discharge or removal of the Trustee and the appointment of a successor Trustee. The Certificate Registrar may appoint, by a written instrument delivered to the Holders, any bank or trust company to act as co-registrar under such conditions as the Certificate Registrar may prescribe; provided, however, that the Certificate Registrar shall not be relieved of any of its duties or responsibilities hereunder by reason of such appointment.

         Section 3.03. Transfer and Exchange of Certificates. (a) A Certificate (other than Book-Entry Certificates which shall be subject to Section 3.09 hereof) may be transferred by the Holder thereof only upon presentation and surrender of such Certificate at the office of the Certificate Registrar duly endorsed or accompanied by an assignment duly executed by such Holder or his duly authorized attorney in such form as shall be satisfactory to the Certificate Registrar. Upon the transfer of any Certificate in accordance with the preceding sentence, the Trustee shall execute, and the Trustee or any Authenticating Agent shall authenticate and deliver to the transferee, one or more new Certificates of the same Class and evidencing, in the aggregate, the same aggregate Certificate Principal Amount as the Certificate being transferred. No service charge shall be made to a Certificateholder for any registration of transfer of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer of Certificates.

         (b) A Certificate may be exchanged by the Holder thereof for any number of new Certificates of the same Class, in authorized denominations, representing in the aggregate the same Certificate Principal Amount as the Certificate surrendered, upon surrender of the Certificate to be exchanged at the office of the Certificate Registrar duly endorsed or accompanied by a written instrument of transfer duly executed by such Holder or his duly authorized attorney in such form as is satisfactory to the Certificate Registrar. Certificates delivered upon any such exchange will evidence the same obligations, and will be entitled to the same rights and privileges, as the Certificates surrendered. No service charge shall be made to a Certificateholder for any exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, and the Trustee or the Authenticating Agent shall authenticate, date and deliver the Certificates which the Certificateholder making the exchange is entitled to receive.

         (c) By acceptance of a Restricted Certificate, whether upon original issuance or subsequent transfer, each Holder of such a Certificate acknowledges the restrictions on the transfer of such Certificate set forth thereon and agrees that it will transfer such a Certificate only as provided herein.

         The following restrictions shall apply with respect to the transfer and registration of transfer of a Restricted Certificate to a transferee that takes delivery in the form of a Definitive Certificate:

         (i) The Certificate Registrar shall register the transfer of a Restricted Certificate if the requested transfer is (x) to the Depositor or the Placement Agent, an affiliate (as defined in Rule 144(a)(1) under the 1933 Act) of the Depositor or the Placement Agent or (y) being made to a "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933, as amended (the "Act") by a transferor who has provided the Trustee with a certificate in the form of Exhibit F hereto; and

         (ii) The Certificate Registrar shall register the transfer of a Restricted Certificate if the requested transfer is being made to an "accredited investor" under Rule 501(a)(1), (2), (3) or (7) under the Act by a transferor who furnishes to the Trustee a letter of the transferee substantially in the form of Exhibit G hereto.

         (d) (i) No transfer of an ERISA-Restricted Certificate in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (A) a certificate substantially in the form of Exhibit H hereto from such transferee or (B) an Opinion of Counsel satisfactory to the Trustee and the Depositor to the effect that the purchase and holding of such a Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" subject to the prohibited transactions provisions of ERISA or Section 4975 of the Code and will not subject the Trustee or the Depositor to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of an ERISA-Restricted Certificate by a Plan or a Person that is purchasing or holding such a Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975 of the Code. The preparation and delivery of the certificate and opinions referred to above shall not be an expense of the Trust Fund, the Trustee or the Depositor. Notwithstanding the foregoing, no opinion or certificate shall be required for the initial issuance of the ERISA-Restricted Certificates.

         (e) As a condition of the registration of transfer or exchange of any Certificate, the Certificate Registrar may require the certified taxpayer identification number of the owner of the Certificate and the payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith; provided, however, that the Certificate Registrar shall have no obligation to require such payment or to determine whether or not any such tax or charge may be applicable. No service charge shall be made to the Certificateholder for any registration, transfer or exchange of Certificate.

         (f) Notwithstanding anything to the contrary contained herein, no Residual Certificate may be owned, pledged or transferred, directly or indirectly, by or to (i) a Disqualified Organization or (ii) an individual, corporation or partnership or other person unless such person is (A) not a Non-U.S. Person or (B) is a Non-U.S. Person that holds a Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or successor form at the time and in the manner required by the Code (any such person who is not covered by clause (A) or (B) above is referred to herein as a "Non-permitted Foreign Holder").

         Prior to and as a condition of the registration of any transfer, sale or other disposition of a Residual Certificate, the proposed transferee shall deliver to the Trustee an affidavit in substantially the form attached hereto as Exhibit D-1 representing and warranting, among other things, that such transferee is neither a Disqualified Organization, an agent or nominee acting on behalf of a Disqualified Organization, nor a Non-permitted Foreign Holder (any such transferee, a "Permitted Transferee"), and the proposed transferor shall deliver to the Trustee an affidavit in substantially the form attached hereto as Exhibit D-2. In addition, the Trustee may (but shall have no obligation to) require, prior to and as a condition of any such transfer, the delivery by the proposed transferee of an Opinion of Counsel, addressed to the Depositor and the Trustee satisfactory in form and substance to the Depositor, that such proposed transferee or, if the proposed transferee is an agent or nominee, the proposed beneficial owner, is not a Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder. Notwithstanding the registration in the Certificate Register of any transfer, sale, or other disposition of a Residual Certificate to a Disqualified Organization, an agent or nominee thereof, or Non-permitted Foreign Holder, such registration shall be deemed to be of no legal force or effect whatsoever and such Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder shall not be deemed to be a Certificateholder for any purpose hereunder, including, but not limited to, the receipt of distributions on such Residual Certificate. The Trustee shall not be under any liability to any person for any registration or transfer of a Residual Certificate to a Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder or for the maturity of any payments due on such Residual Certificate to the Holder thereof or for taking any other action with respect to such Holder under the provisions of the Agreement, so long as the transfer was effected in accordance with this Section 3.03(f), unless the Trustee shall have actual knowledge at the time of such transfer or the time of such payment or other action that the transferee is a Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder. The Trustee shall be entitled to recover from any Holder of a Residual Certificate that was a Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder at the time it became a Holder or any subsequent time it became a Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder, all payments made on such Residual Certificate at and after either such times (and all costs and expenses, including but not limited to attorneys' fees, incurred in connection therewith). Any payment (not including any such costs and expenses) so recovered by the Trustee shall be paid and delivered to the last preceding Holder of such Residual Certificate.

         If any purported transferee shall become a registered Holder of a Residual Certificate in violation of the provisions of this Section 3.03(f), then upon receipt of written notice to the Trustee that the registration of transfer of such Residual Certificate was not in fact permitted by this
Section 3.03(f), the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of such registration of transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this Section 3.03(f), for making any payment due on such Certificate to the registered Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered upon receipt of the affidavit described in the preceding paragraph of this Section 3.03(f).

         (g) Each Holder of a Residual Certificate, by such Holder's acceptance thereof, shall be deemed for all purposes to have consented to the provisions of this section.

         Section 3.04. Cancellation of Certificates. Any Certificate surrendered for registration of transfer or exchange shall be cancelled and retained in accordance with normal retention policies with respect to cancelled certificates maintained by the Trustee or the Certificate Registrar.

         Section 3.05. Replacement of Certificates. If (i) any Certificate is mutilated and is surrendered to the Trustee or any Authenticating Agent or
(ii) the Trustee or any Authenticating Agent receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and there is delivered to the Trustee or the Authenticating Agent such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Depositor and any Authenticating Agent that such destroyed, lost or stolen Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Trustee or any Authenticating Agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Certificate Principal Amount. Upon the issuance of any new Certificate under this Section 3.05, the Trustee and Authenticating Agent may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee or the Authenticating Agent) connected therewith. Any replacement Certificate issued pursuant to this
Section 3.05 shall constitute complete and indefeasible evidence of ownership in the applicable Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

         Section 3.06. Persons Deemed Owners. Subject to the provisions of
Section 3.09 with respect to Book-Entry Certificates, the Depositor, the Trustee, the Certificate Registrar and any agent of any of them may treat the Person in whose name any Certificate is registered upon the books of the Certificate Registrar as the owner of such Certificate for the purpose of receiving distributions pursuant to Sections 5.01 and 5.02 and for all other purposes whatsoever, and neither the Depositor, the Trustee, the Certificate Registrar nor any agent of any of them shall be affected by notice to the contrary.

         Section 3.07. Temporary Certificates. (a) Pending the preparation of definitive Certificates, upon the order of the Depositor, the Trustee shall execute and shall authenticate and deliver temporary Certificates that are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Certificates in lieu of which they are issued and with such variations as the authorized officers executing such Certificates may determine, as evidenced by their execution of such Certificates.

         (b) If temporary Certificates are issued, the Depositor will cause definitive Certificates to be prepared without unreasonable delay. After the preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the office or agency of the Trustee without charge to the Holder. Upon surrender for cancellation of any one or more temporary Certificates, the Trustee shall execute and authenticate and deliver in exchange therefor a like aggregate Certificate Principal Amount of definitive Certificates of the same Class in the authorized denominations. Until so exchanged, the temporary Certificates shall in all respects be entitled to the same benefits under this Agreement as definitive Certificates of the same Class.

         Section 3.08. Appointment of Paying Agent. The Trustee may appoint a Paying Agent (which may be the Trustee) for the purpose of making distributions to Certificateholders hereunder. The Trustee shall cause such Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to Certificateholders in an Eligible Account in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to the Certificateholders. All funds remitted by the Trustee to any such Paying Agent for the purpose of making distributions shall be paid to Certificateholders on each Distribution Date and any amounts not so paid shall be returned on such Distribution Date to the Trustee. If the Paying Agent is not the Trustee, the Trustee shall cause to be remitted to the Paying Agent on or before the Business Day prior to each Distribution Date, by wire transfer in immediately available funds, the funds to be distributed on such Distribution Date. Any Paying Agent shall be either a bank or trust company or otherwise authorized under law to exercise corporate trust powers.

         Section 3.09. Book-Entry Certificates. (a) Each Class of Book-Entry Certificates, upon original issuance, shall be issued in the form of one or more typewritten Certificates representing the Book-Entry Certificates, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Depositor. The Book-Entry Certificates shall initially be registered on the Certificate Register in the name of the nominee of the Clearing Agency, and no Certificate Owner will receive a definitive certificate representing such Certificate Owner's interest in the Book-Entry Certificates, except as provided in Section 3.09(c). Unless Definitive Certificates have been issued to Certificate Owners of Book-Entry Certificates pursuant to Section 3.09(c):

         (i) the provisions of this Section 3.09 shall be in full force and effect;

         (ii) the Depositor, the Paying Agent, the Registrar and the Trustee may deal with the Clearing Agency for all purposes (including the making of distributions on the Book-Entry Certificates) as the authorized representatives of the Certificate Owners and the Clearing Agency shall be responsible for crediting the amount of such distributions to the accounts of such Persons entitled thereto, in accordance with the Clearing Agency's normal procedures;

         (iii) to the extent that the provisions of this Section 3.09 conflict with any other provisions of this Agreement, the provisions of this
     Section 3.09 shall control; and

         (iv) the rights of Certificate Owners shall be exercised only through the Clearing Agency and the Clearing Agency Participants and shall be limited to those established by law and agreements between such Certificate Owners and the Clearing Agency and/or the Clearing Agency Participants. Unless and until Definitive Certificates are issued pursuant to Section 3.09(c), the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal of and interest on the Book-Entry Certificates to such Clearing Agency Participants.

         (b) Whenever notice or other communication to the Certificateholders is required under this Agreement, unless and until Definitive Certificates shall have been issued to Certificate Owners pursuant to Section 3.09(c), the Trustee shall give all such notices and communications specified herein to be given to Holders of the Book-Entry Certificates to the Clearing Agency.

         (c) If (i) (A) the Depositor advises the Trustee in writing that the Clearing Agency is no longer willing or able to discharge properly its responsibilities with respect to the Book-Entry Certificates, and (B) the Trustee or the Depositor is unable to locate a qualified successor, (ii) the Depositor, at its option, advises the Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or (iii) after the occurrence of an Event of Default, Certificate Owners representing beneficial interests aggregating not less than 50% of the Class Principal Amount of a Class of Book-Entry Certificates identified as such to the Trustee by an Officer's Certificate from the Clearing Agency advise the Trustee and the Clearing Agency through the Clearing Agency Participants in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Certificate Owners of a Class of Book-Entry Certificates, the Trustee shall notify or cause the Certificate Registrar to notify the Clearing Agency to effect notification to all Certificate Owners, through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Trustee shall issue the Definitive Certificates. Neither the Depositor nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable, with respect to such Definitive Certificates and the Trustee shall recognize the holders of the Definitive Certificates as Certificateholders hereunder.


                                   ARTICLE IV

                        ADMINISTRATION OF THE TRUST FUND

         Section 4.01.     [Omitted].

         Section 4.02.     [Omitted].

         Section 4.03. Reports to Certificateholders. (a) On each Distribution Date, the Trustee shall deliver or cause to be delivered by first class mail to each Certificateholder and each Rating Agency a written report setting forth the following information, which information the Trustee will determine on the basis of, with respect to the Mortgage Loans, data which the Servicer will provide to the Trustee or its designee prior to the Deposit Date:

         (i) the aggregate amount of the distribution to be made on such Distribution Date to the Holders of each Class of Certificates, other than any Class of Notional Certificates, allocable to principal on the Mortgage Loans, including Liquidation Proceeds and Insurance Proceeds, stating separately the amount attributable to scheduled principal payments and unscheduled payments in the nature of principal;

         (ii) the aggregate amount of the distribution to be made on such Distribution Date to the Holders of each Class of Certificates (other than any Class of Principal Only Certificates) allocable to interest, including any Accrual Amount added to the Class Principal Amount of any Class of Accrual Certificates;

         (iii) the amount, if any, of any distribution to the Holder of a Residual Certificate;

         (iv) (A) the aggregate amount of any Advances required to be made by or on behalf of the Servicer (or the Trustee) with respect to such Distribution Date, (B) the aggregate amount of such Advances actually made, and (C) the amount, if any, by which (A) above exceeds (B) above;

         (v) the aggregate Scheduled Principal Balance of the Mortgage Loans as of the close of business on the last day of the related Due Period, after giving effect to payments allocated to principal reported under clause (i) above;

         (vi) the Class Principal Amount (or Aggregate Notional Amount) of each Class of Certificates, to the extent applicable, as of such Distribution Date after giving effect to payments allocated to principal reported under clause (i) above (and to the addition of any Accrual Amount in the case of any Class of Accrual Certificates), separately identifying any reduction of any of the foregoing Certificate Principal Amounts due to Realized Losses:

         (vii) any Realized Losses realized with respect to the Mortgage Loans
     (x) in the applicable Prepayment Period and (y) in the aggregate since the Cut-off Date, stating separately the amount of Special Hazard Losses, Fraud Losses and Bankruptcy Losses and the aggregate amount of such Realized Losses, and the remaining Special Hazard Loss Amount, Fraud Loss Amount and Bankruptcy Loss Amount;

         (viii) the amount of the Servicing Fee paid during the Due Period to which such distribution relates;

         (ix) the number and aggregate Scheduled Principal Balance of Mortgage Loans, as reported to the Trustee by the Servicer, (a) remaining outstanding (b) delinquent one month, (c) delinquent two months, (d) delinquent three or more months, and (e) as to which foreclosure proceedings have been commenced as of the close of business on the last Business Day of the calendar month immediately preceding the month in which such Distribution Date occurs;

         (x) the deemed principal balance of each REO Property as of the close of business on the last Business Day of the calendar month immediately preceding the month in which such Distribution Date occurs;

         (xi) with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the principal balance of such Mortgage Loan and the number of such Mortgage Loans as of the close of business on the Distribution Date in such preceding month;

         (xii) with respect to substitution of Mortgage Loans in the preceding calendar month, the Scheduled Principal Balance of each Deleted Mortgage Loan, and of each Qualifying Substitute Mortgage Loan;

         (xiii) the aggregate outstanding Interest Shortfalls and Net Prepayment Interest Shortfalls, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

         (xiv) if applicable, the amount of any shortfall (i.e., the difference between the aggregate amounts of principal and interest which Certificateholders would have received if there were sufficient available amounts in the Certificate Account and the amounts actually distributed);

         (xv) any other "loan-level" information for any Mortgage Loans that are delinquent three or more months and any REO Property held by the Trust that is reported by the Servicer to the Trustee; and

         (xvi) with respect to each liquidated REO Property, the loan number, the Net Liquidiation Proceeds and the outstanding principal balance of the related Mortgage Loan.

         In the case of information furnished pursuant to subclauses (i), (ii) and (viii) above, the amounts shall be expressed as a dollar amount per $1,000 of original principal amount of Certificates.

         In preparing or furnishing the foregoing information the Trustee shall be entitled to rely conclusively on the accuracy of the information or data regarding the Mortgage Loans and the related REO Property that has been provided to it by the Servicer, and the Trustee shall not be obligated to verify, recompute, reconcile or recalculate any such information or data.

         On each Distribution Date, the Trustee shall also deliver or cause to be delivered by first class mail to the Depositor a copy of the above-described written report, to the following address: Mortgage Finance Group, Lehman Brothers Inc., Three World Financial Center, 200 Vesey Street, New York, New York, 10285, Attention: Joseph J. Kelly, or to such other address as the Depositor may designate.

         (b) Upon the reasonable advance written request of any Certificateholder that is a savings and loan, bank or insurance company, the Trustee shall, to the extent that such information has been provided to the Trustee by the Servicer, provide, or cause to be provided, (or, to the extent that such information or documentation is not required to be provided by the Servicer under the Servicing Agreement, shall use reasonable efforts to obtain such information and documentation from the Servicer, and provide) to such Certificateholder such reports and access to information and documentation regarding the Mortgage Loans as such Certificateholder may reasonably deem necessary to comply with applicable regulations of the Office of Thrift Supervision or its successor or other regulatory authorities with respect to investment in the Certificates; provided, however, that the Trustee shall be entitled to be reimbursed by such Certificateholder for such Trustee's actual expenses incurred in providing such reports and access.

         (c) Within 90 days, or such shorter period as may be required by statute or regulation, after the end of each calendar year, the Trustee shall send to each Person who at any time during the calendar year was a Certificateholder of record, and make available to Certificate Owners (identified as such by the Clearing Agency) in accordance with applicable regulations, a report summarizing the items provided to Certificateholders pursuant to Section 4.03(a) on an annual basis as may be required to enable such Holders to prepare their federal income tax returns. Such information shall include the amount of original issue discount accrued on each Class of Certificates and information regarding the expenses of the Trust Fund.

         Section 4.04. Certificate Account. (a) The Trustee shall establish and maintain in its name, as trustee, a special deposit trust account (the "Certificate Account"), to be held in trust for the benefit of the Certificateholders until disbursed pursuant to the terms of this Agreement. The Certificate Account shall be an Eligible Account. If the existing Certificate Account ceases to be an Eligible Account, the Trustee shall establish a new Certificate Account that is an Eligible Account within 20 Business Days and transfer all funds on deposit in such existing Certificate Account into such new Certificate Account. The Certificate Account shall relate solely to the Certificates issued hereunder and funds in the Certificate Account shall be held separate and apart from and shall not be commingled with any other monies including, without limitation, other monies of the Trustee held under this Agreement.

         (b) The Trustee shall cause to be deposited into the Certificate Account on the day on which, or, if such day is not a Business Day, the Business Day immediately following the day on which, any monies are remitted by the Servicer to the Trustee, all such amounts. The Trustee shall make withdrawals from the Certificate Account only for the following purposes:

         (i) to withdraw amounts deposited in the Certificate Account in error;

         (ii) to pay itself any investment income earned with respect to funds in the Certificate Account invested in Eligible Investments as set forth in subsection (c) below, and to make payments to itself and others pursuant to any provision of this Agreement;

         (iii) to make distributions to the Certificateholders pursuant to
     Article V; and

         (iv) to clear and terminate the Certificate Account pursuant to
     Section 7.02.

         (c) The Trustee may invest, or cause to be invested, funds held in the Certificate Account, which funds, if invested, shall be invested in Eligible Investments (which may be obligations of the Trustee). All such investments must mature no later than the next Distribution Date, and shall not be sold or disposed of prior to their maturity. All such Eligible Investments will be made in the name of the Trustee (in its capacity as such) or its nominee. All income and gain realized from any such investment shall be compensation for the Trustee and shall be subject to its withdrawal on order from time to time. The amount of any losses incurred in respect of any such investments shall be paid by the Trustee for deposit in the Certificate Account out of its own funds, without any right of reimbursement therefor, immediately as realized. Funds held in the Certificate Account that are not invested shall be held in cash.

         Section 4.05. Determination of LIBOR. (a) If the outstanding Certificates include any LIBOR Certificates, then on each LIBOR Determination Date the Trustee shall determine LIBOR on the basis of the offered LIBOR quotations of the Reference Banks as of 11:00 a.m. London time on such LIBOR Determination Date as follows:

                  (i) If on any LIBOR Determination Date two or more of the Reference Banks provide such offered quotations, LIBOR for the next Accrual Period will be the arithmetic mean of such offered quotations (rounding such arithmetic mean if necessary to the nearest five decimal places);

                  (ii) If on any LIBOR Determination Date only one or none of the Reference Banks provides such offered quotations, LIBOR for the next Accrual Period will be whichever is the higher of (x) LIBOR as determined on the previous LIBOR Determination Date or (y) the Reserve Interest Rate. The "Reserve Interest Rate" will be either (A) the rate per annum which the Trustee determines to be the arithmetic mean (rounding such arithmetic mean if necessary to the nearest five decimal places) of the one-month Eurodollar lending rates that New York City banks selected by the Trustee are quoting, on the relevant LIBOR Determination Date, to the principal London offices of at least two leading banks in the London interbank market or (B) in the event that the Trustee can determine no such arithmetic mean, the lowest one-month Eurodollar lending rate that the New York City banks selected by the Trustee are quoting on such LIBOR Determination Date to leading European banks; and

                  (iii) If on any LIBOR Determination Date the Trustee is required but is unable to determine the Reserve Interest Rate in the manner provided in paragraph (ii) above, LIBOR for the next Accrual Period will be LIBOR as determined on the previous LIBOR Determination Date, or, in the case of the first LIBOR Determination Date, the Initial LIBOR Rate.

         (b) The establishment of LIBOR by the Trustee and the Trustee's subsequent calculation of the Certificate Interest Rate or Rates applicable to the LIBOR Certificates for the relevant Accrual Period, in the absence of manifest error, will be final and binding. In all cases, the Trustee may conclusively rely on quotations of LIBOR for the Reference Banks as such quotations appear on the display designated "LIUS01M" on the Bloomberg Financial Markets Commodities News.

         (c) As used herein, "Reference Banks" shall mean four leading banks engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, England, (ii) whose quotations appear on the "Bloomberg Screen LIUS01M Index Page" (as described in the definition of LIBOR) on the applicable LIBOR Determination Date and (iii) which have been designated as such by the Trustee and are able and willing to provide such quotations to the Trustee on each LIBOR Determination Date. The Reference Banks initially shall be: Barclay's plc, Bank of Tokyo, National Westminster Bank and Trust Company and Bankers Trust Company. If any of the initial Reference Banks should be removed from the Bloomberg Screen LIUS01M Index Page or in any other way fail to meet the qualifications of a Reference Bank, the Trustee shall use its best efforts to designate alternate Reference Banks.


                                    ARTICLE V

                    DISTRIBUTIONS TO HOLDERS OF CERTIFICATES

         Section 5.01. Distributions Generally. (a) Subject to Section 7.01 respecting the final distribution on the Certificates, on each Distribution Date the Trustee or the Paying Agent shall make distributions in accordance with this Article V. Such distributions shall be made by check mailed to each Certificateholder's address as it appears on the Certificate Register of the Certificate Registrar (which shall initially be the Trustee) or, upon written request made to the Trustee at least three Business Days prior to the related Distribution Date to any Certificateholder owning an aggregate initial Certificate Principal Amount of at least $2,500,000, or, in the case of the Class AX Certificates, a Percentage Interest of not less than 4.55%, by wire transfer in immediately available funds to an account specified in the request and at the expense of such Certificateholder; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office. Wire transfers will be made at the expense of the Holder requesting such wire transfer by deducting a wire transfer fee from the related distribution. Notwithstanding such final payment of principal of any of the Certificates, the Residual Certificates will remain outstanding until the termination of each REMIC and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificates will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office of the Trustee or at the office of the New York Presenting Agent. If any payment required to be made on the Certificates is to be made on a day that is not a Business Day, then such payment will be made on the next succeeding Business Day.

         (b) All distributions or allocations made with respect to Certificateholders within each Class on each Distribution Date shall be allocated among the outstanding Certificates in such Class equally in proportion to their respective initial Class Principal Amounts (or initial Notional Amounts).

         Section 5.02. Distributions from the Certificate Account. (a) On each Distribution Date, the Trustee (or the Paying Agent on behalf of the Trustee) shall withdraw from the Certificate Account the Available Distribution Amount and shall distribute such amount to the Holders of record of each Class of Certificates in the following order of priority:

         (i) to each Class of Senior Certificates other than the Class AP Certificates, the Accrued Certificate Interest thereon for such Distribution Date, as reduced by such Class's allocable share of any Net Prepayment Interest Shortfalls for such Distribution Date; provided, however, that any shortfall in available amounts shall be allocated among the Classes of Senior Certificates in proportion to the amount of Accrued Certificate Interest (as so reduced) that would otherwise be distributable thereon;

         (ii) to each Class of Senior Certificates other than the Class AP Certificates, any outstanding Interest Shortfall for such Class and such Distribution Date; provided, however, that any shortfall in available amounts shall be allocated among the Classes of Senior Certificates in proportion to the Interest Shortfall for each such Class on such Distribution Date;

         (iii) to the Senior Certificates other than the Class AX
     Certificates, in reduction of their Class Principal Amounts, concurrently, as follows:

              (A) sequentially to the Class A and Class R Certificates, in that order, the Senior Principal Distribution Amount for such Distribution Date, until the Class Principal Amount of each such Class has been reduced to zero; and

              (B) to the Class AP Certificates, the AP Principal Distribution Amount for such Distribution Date, until the Class Principal Amount thereof has been reduced to zero;

         (iv) to the Class AP Certificates, the Class AP Deferred Amount for such Distribution Date, until the Class Principal Amount thereof has been reduced to zero; provided, however, that (A) distributions pursuant to this priority shall not exceed the aggregate Subordinate Principal Distribution Amount for such date; and (B) such amounts will not reduce the Class Principal Amounts of such Classes; and

         (v) to the Class B1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, as reduced by such Class's allocable share of any Net Prepayment Interest Shortfalls for such Distribution Date;

         (vi) to the Class B1 Certificates, any Interest Shortfall for such Class on such Distribution Date;

         (vii) to the Class B1 Certificates, in reduction of the Class Principal Amount thereof, such Class's Subordinate Class Percentage of the Subordinate Principal Distribution Amount for such Distribution Date, except as provided in Section 5.02(c), until the Certificate Principal Balance thereof has been reduced to zero;

         (viii) to the Class B2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, as reduced by such Class's allocable share of any Net Prepayment Interest Shortfalls for such Distribution Date;

         (ix) to the Class B2 Certificates, any Interest Shortfall for such Class on such Distribution Date;

         (x) to the Class B2 Certificates, in reduction of the Certificate Principal Amount thereof, such Class's Subordinate Class Percentage of the Subordinate Principal Distribution Amount for such Distribution Date, except as provided in Section 5.02(c), until the Class Principal Amount thereof has been reduced to zero;

         (xi) to the Class B3 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, as reduced by such Class's allocable share of any Net Prepayment Interest Shortfalls for such Distribution Date;

         (xii) to the Class B3 Certificates, any Interest Shortfall for such Class on such Distribution Date; (xiii) to the Class B3 Certificates, in reduction of the Certificate Principal Amount thereof, such Class's Subordinate Class Percentage of the Subordinate Principal Distribution Amount for such Distribution Date, except as provided in Section 5.02(c), until the Class Principal Amount thereof has been reduced to zero;

         (xiv) to the Class B4 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, as reduced by such Class's allocable share of any Net Prepayment Interest Shortfalls for such Distribution Date;

         (xv) to the Class B4 Certificates, any Interest Shortfall for such Class on such Distribution Date;

         (xvi) to the Class B4 Certificates, in reduction of the Certificate Principal Amount thereof, such Class's Subordinate Class Percentage of the Subordinate Principal Distribution Amount for such Distribution Date, except as provided in Section 5.02(c), until the Certificate Principal Balance thereof has been reduced to zero;

         (xvii) to the Class B5 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, as reduced by such Class's allocable share of any Net Prepayment Interest Shortfalls for such Distribution Date;

         (xviii) to the Class B5 Certificates, any Interest Shortfall for such Class on such Distribution Date;

         (xix) to the Class B5 Certificates, in reduction of the Certificate Principal Amount thereof, such Class's Subordinate Class Percentage of the Subordinate Principal Distribution Amount for such Distribution Date, except as provided in Section 5.02(c), until the Class Principal Amount Balance thereof has been reduced to zero;

         (xx) to the Class B6 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, as reduced by such Class's allocable share of any Net Prepayment Interest Shortfalls for such Distribution Date;

         (xxi) to the Class B6 Certificates, any Interest Shortfall for such Class on such Distribution Date; and

         (xxii) to the Class B6 Certificates, in reduction of the Certificate Principal Amount thereof, such Class's Subordinate Class Percentage of the Subordinate Principal Distribution Amount for such Distribution Date, except as provided in Section 5.02(c), until the Certificate Principal Balance thereof has been reduced to zero.

         (b) Net Prepayment Interest Shortfalls shall be allocated on each Distribution Date to the Certificates other than the Class AP Certificates pro rata based on the Accrued Certificate Interest otherwise distributable thereon.

         (c) (i) If on any Distribution Date the Credit Support Percentage for the Class B1 Certificates is less than the Original Credit Support Percentage for such Class, then, notwithstanding anything to the contrary in Section 5.02(a), no distribution of amounts described in clauses (ii) and (iii) of the definition of Subordinate Principal Distribution Amount will be made in respect of the Class B2, Class B3, Class B4, Class B5 or Class B6 Certificates on such Distribution Date. (ii) If on any Distribution Date the Credit Support Percentage for the Class B2 Certificates is less than the Original Credit Support Percentage for such Class, then, notwithstanding anything to the contrary in Section 5.02(a), no distribution of amounts described in clauses
(ii) and (iii) of the definition of Subordinate Principal Distribution Amount will be made in respect of the Class B3, Class B4, Class B5 or Class B6 Certificates on such Distribution Date. (iii) If on any Distribution Date the Credit Support Percentage for the Class B3 Certificates is less than the Original Credit Support Percentage for such Class, then, notwithstanding anything to the contrary in Section 5.02(a), no distribution of amounts described in clauses (ii) and (iii) of the definition of Subordinate Principal Distribution Amount will be made in respect of the Class B4, Class B5 or Class B6 Certificates on such Distribution Date. (iv) If on any Distribution Date the Credit Support Percentage for the Class B4 Certificates is less than the Original Credit Support Percentage for such Class, then, notwithstanding anything to the contrary in Section 5.02(a), no distribution of amounts described in clauses (ii) and (iii) of the definition of Subordinate Principal Distribution Amount will be made in respect of the Class B5 or Class B6 Certificates on such Distribution Date. (v) If on any Distribution Date the Credit Support Percentage for the Class B5 Certificates is less than the Original Credit Support Percentage for such Class, then, notwithstanding anything to the contrary in Section 5.02(a), no distribution of amounts described in clauses (ii) and (iii) of the definition of Subordinate Principal Distribution Amount will be made in respect of the Class B6 Certificates on such Distribution Date.

         Any amount not distributed in respect of any Class on any Distribution Date pursuant to the immediately preceding paragraph will be allocated among the remaining Classes of Subordinate Certificates in proportion to their respective Class Principal Amounts.

         (d) On each Distribution Date, the Trustee shall distribute to the Holder of the Class R Certificate any remaining Available Distribution Amount for such Distribution Date after application of all amounts described in paragraph (a) of this Section 5.02. Any distributions made to the Class R Certificateholder pursuant to this paragraph shall not reduce the Class Principal Amount of the Class R Certificate.

         Section 5.03. Allocation of Realized Losses. (a) On any Distribution Date, the principal portion of each Realized Loss other than any Excess Loss shall be allocated as follows:

         (i) the applicable AP Percentage of the principal portion oft any such Realized Loss shall be allocated to the Class AP Certificates until the Class Certificate Principal Amount thereof has been reduced to zero; and

         (ii) the applicable Non-AP Percentage of the principal portion of any such Realized Loss shall be allocated in the following order of priority:


              first, to the Class B6 Certificates, until the Class Principal Amount thereof has been reduced to zero;

              second, to the Class B5 Certificates, until the Class Principal Amount thereof has been reduced to zero;

              third, to the Class B4 Certificates, until the Class Principal Amount thereof has been reduced to zero;

              fourth, to the Class B3 Certificates, until the Class Principal Amount thereof has been reduced to zero;

              fifth, to the Class B2 Certificates, until the Class Principal Amount thereof has been reduced to zero;

              sixth, to the Class B1 Certificates, until the Class Principal Amount thereof has been reduced to zero; and

              seventh, to the Classes of Senior Certificates, pro rata, in accordance with their Class Principal Amounts; provided, that any such loss allocated to any Class of Accrual Certificates shall be allocated (subject to Section 5.03(c)) on the basis of the lesser of
          (x) the Class Principal Amount thereof immediately prior to the applicable Distribution Date and (y) the Class Principal thereof on the Closing Date (as reduced by any Realized Losses previously allocated thereto).

         (b) With respect to any Distribution Date, the principal portion of any Excess Loss shall be allocated as follows: (1) the AP Percentage of any such loss shall be allocated to the Class AP Certificates, and (2) the Non-AP Percentage of any such loss shall be allocated among the Classes of Certificates other than the Class AP Certificates, pro rata, based on the respective Class Certificate Principal Amounts thereof; provided, that any such loss allocated to any Class of Accrual Certificates shall be allocated (subject to Section 5.03(c)) on the basis of the lesser of (x) the Class Principal Amount thereof immediately prior to the applicable Distribution Date and (y) the Class Principal Amount thereof on the Closing Date (as reduced by any Realized Losses previously allocated thereto).

         (c) Any Realized Losses allocated to a Class of Certificates pursuant to Section 5.03(a) or (b) shall be allocated among the Certificates of such Class in proportion to their respective Certificate Principal Amounts. Any allocation of Realized Losses pursuant to this paragraph shall be accomplished by reducing the Certificate Principal Amount of the related Certificates on the related Distribution Date in accordance with Section 5.03(d).

         (d) Realized Losses allocated in accordance with this Section 5.03 shall be allocated on the Distribution Date in the month immediately following the month in which such loss was incurred and, in the case of the principal portion thereof, after giving effect to distributions made on such Distribution Date, except that the aggregate amount of Realized Losses to be allocated to the Class AP Certificates on such Distribution Date shall be taken into account in determining distributions in respect of any Class AP Deferred Amount for such date.

         (e) On each Distribution Date, the Subordinate Certificate Writedown Amount for such date shall effect a corresponding reduction in the Class Principal Amount of the lowest ranking Class of outstanding Subordinate Certificates, which reduction shall occur on such Distribution Date after giving effect to distributions made on such Distribution Date.

         (f) In the event that there is a recovery of an amount in respect of principal of a Mortgage Loan, which amount had previously been allocated as a Realized Loss to one or more Classes of Certificates, each outstanding Class to which any portion of such Realized Loss had previously been allocated shall be entitled to receive, on the Distribution Date in the month following the month in which such recovery is received, its pro rata share (based on the Class Principal Amount thereof) of such recovery, up to the amount of the portion of such Realized Loss previously allocated to such Class. In the event that the total amount of such recovery exceeds the amount of Realized Loss allocated to the outstanding Classes in accordance with the preceding provisions, each outstanding Class of Certificates shall be entitled to receive its pro rata share of the amount of such excess, up to the amount of any unrecovered Realized Loss previously allocated to such Class. Any such recovery allocated to a Class of Certificates shall not further reduce the Certificate Principal Amount of such Certificate. Any such amounts not otherwise allocated to any Class of Certificates, pursuant to this subsection shall be treated as Principal Prepayments for purposes of this Agreement.

         Section 5.04. Trustee Advances. In the event that the Servicer fails for any reason to make an Advance required to be made by it pursuant to the Sale and Servicing Agreement on or before the Deposit Date, the Trustee shall, on or before the related Distribution Date, deposit in the Certificate Account an amount equal to the excess of (a) Advances required to be made by the Servicer that would have been deposited in such Certificate Account over (b) the amount of any Advance made by the Servicer with respect to such Distribution Date; provided, however, that the Trustee shall be required to make such Advance only if it is not prohibited by law from doing so and it has determined that such Advance would be recoverable from amounts to be received with respect to such Mortgage Loan, including late payments, Liquidation Proceeds, Insurance Proceeds, or otherwise. The Trustee shall be entitled to be reimbursed from the Certificate Account for Advances made by it pursuant to this Section 5.04 as if it were the Servicer.

                                   ARTICLE VI

                    CONCERNING THE TRUSTEE; EVENTS OF DEFAULT

         Section 6.01. Duties of Trustee. (a) The Trustee, except during the continuance of an Event of Default, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Any permissive right of the Trustee provided for in this Agreement shall not be construed as a duty of the Trustee. If an Event of Default has occurred and has not otherwise been cured or waived, the Trustee shall exercise such of the rights and powers vested in it by this Agreement and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person's own affairs unless the Trustee is acting as Servicer, in which case it shall use the same degree of care and skill as the Servicer under the Sale and Servicing Agreement.

         (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Servicer, to the Trustee pursuant to this Agreement.

         (c) The Trustee shall not have any liability arising out of or in connection with this Agreement, except for its negligence or willful misconduct. No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

         (i) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the consent or direction of Holders of Certificates as provided in Section 6.19 hereof;

         (ii) For all purposes under this Agreement, the Trustee shall not be deemed to have notice of any Event of Default (other than resulting from a failure by the Servicer (i) to remit funds (or to make Advances) or
     (ii) to furnish information to the Trustee when required to do so by the Sale and Servicing Agreement, unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office, and such notice references the Holders of the Certificates and this Agreement;

         (iii) No provision of this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; and

         (iv) The Trustee shall not be responsible for any act or omission of the Servicer. In particular, the Trustee shall not be liable for any servicing errors or interruptions resulting from any failure of the Servicer to maintain computer and other information systems that are year 2000 compliant.

         (d) The Trustee shall have no duty hereunder with respect to any complaint, claim, demand, notice or other document it may receive or which may be alleged to have been delivered to or served upon it by the parties as a consequence of the assignment of any Mortgage Loan hereunder; provided, however, that the Trustee shall use its best efforts to remit to the Servicer upon receipt any such complaint, claim, demand, notice or other document (i) which is delivered to the Corporate Trust Office of the Trustee, (ii) of which a Responsible Officer has actual knowledge, and (iii) which contains information sufficient to permit the Trustee to make a determination that the real property to which such document relates is a Mortgaged Property.

         (e) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders of any Class holding Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement.

         Section 6.02. Certain Matters Affecting the Trustee. Except as otherwise provided in Section 6.01:

         (i) The Trustee may request, and may rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors, opinion of counsel or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (ii) The Trustee may consult with counsel and any advice of its counsel or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

         (iii) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

         (iv) Unless an Event of Default shall have occurred and be continuing, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document (provided the same appears regular on its face), unless requested in writing to do so by Holders of at least a majority in Percentage Interest of each Class of Certificates; provided, however, that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability or payment of such estimated expenses as a condition to proceeding. The reasonable expense thereof shall be paid by the Holders requesting such investigation;

         (v) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, or attorneys, which agents, custodians or attorneys shall have any and all of the rights, powers, duties and obligations of the Trustee conferred on them by such appointment provided that the Trustee shall continue to be responsible for its duties and obligations hereunder;

         Section 6.03. Trustee Not Liable for Certificates. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the certificate of authentication on the Certificates) or of any Mortgage Loan, or related document save that the Trustee represents that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its valid and binding obligation, enforceable against it in accordance with its terms except that such enforceability may be subject to (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally, and (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law. The Trustee shall not be accountable for the use or application by the Depositor of funds paid to the Depositor in consideration of the assignment of the Mortgage Loans to the Trust Fund by the Depositor or for the use or application of any funds deposited into the Certificate Account, any Escrow Account or any other fund or account maintained with respect to the Certificates.

         Section 6.04. Trustee May Own Certificates. The Trustee and any Affiliate or agent of the Trustee in its individual or any other capacity may become the owner or pledgee of Certificates and may transact banking and trust with the other parties hereto with the same rights it would have if it were not Trustee or such agent.

         Section 6.05. Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be (i) an institution insured by the FDIC and
(ii) a corporation or national banking association, organized and doing business under the laws of any State or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purposes of this Section, the combined capital and surplus of such corporation or national banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 6.06.

         Section 6.06. Resignation and Removal of Trustee. (a) The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Depositor. Upon receiving such notice of resignation, the Depositor will promptly appoint a successor trustee by written instrument, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

         (b) If at any time (i) the Trustee shall cease to be eligible in accordance with the provisions of Section 6.05 and shall fail to resign after written request therefor by the Depositor, (ii) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, (iii) a tax is imposed or threatened with respect to the Trust Fund by any state in which the Trustee or the Trust Fund held by the Trustee is located, or (iv) the continued use of the Trustee would result in a downgrading of the rating by the Rating Agencies of any Class of Certificates with a rating, then the Depositor shall remove the Trustee and appoint a successor trustee by written instrument, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

         (c) The Holders of more than 50% of the aggregate Percentage Interests of each Class of Certificates may at any time upon 30 days' written notice to the Trustee and to the Depositor remove the Trustee by such written instrument, signed by such Holders or their attorney-in-fact duly authorized, one copy of which instrument shall be delivered to the Depositor and one copy to the Trustee so removed; the Depositor shall thereupon use its best efforts to appoint a mutually acceptable successor trustee in accordance with this Section.

         (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 6.07.

         Section 6.07. Successor Trustee. (a) Any successor trustee appointed as provided in Section 6.06 shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and documents and statements related to each Mortgage Files held by it hereunder, and shall duly assign, transfer, deliver and pay over to the successor trustee the entire Trust Fund, together with all necessary instruments of transfer and assignment or other documents properly executed necessary to effect such transfer and such of the record or copies thereof maintained by the predecessor trustee in the administration hereof as may be requested by the successor trustee and shall thereupon be discharged from all duties and responsibilities under this Agreement. In addition, the predecessor trustee shall execute and deliver such other instruments and do such other things as may reasonably be required to more fully and certainly vest and confirm in the successor trustee all such rights, powers, duties and obligations.

         (b) No successor trustee shall accept appointment as provided in this Section unless at the time of such appointment such successor trustee shall be eligible under the provisions of Section 6.05.

         (c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to the Rating Agencies. The expenses of such mailing shall be borne by the Depositor.

         Section 6.08. Merger or Consolidation of Trustee. Any Person into which the Trustee may be merged or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Persons succeeding to the business of the Trustee, shall be the successor to the Trustee hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, provided that such Person shall be eligible under the provisions of Section 6.05.

         Section 6.09. Appointment of Co-Trustee, Separate Trustee or Custodian. (a) Notwithstanding any other provisions hereof, at any time, the Trustee, the Depositor or the Certificateholders evidencing more than 50% of the aggregate Percentage Interests of each Class of Certificates shall each have the power from time to time to appoint one or more Persons to act either as co-trustees jointly with the Trustee, or as separate trustees, or as custodians, for the purpose of holding title to, foreclosing or otherwise taking action with respect to any Mortgage Loan outside the state where the Trustee has its principal place of business where such separate trustee or co-trustee is necessary or advisable under the laws of any state in which a property securing a Mortgage Loan is located or for the purpose of otherwise conforming to any legal requirement, restriction or condition in any state in which a property securing a Mortgage Loan is located or in any state in which any portion of the Trust Fund is located. The separate Trustees, co-trustees, or custodians so appointed shall be trustees or custodians for the benefit of all the Certificateholders and shall have such powers, rights and remedies as shall be specified in the instrument of appointment; provided, however, that no such appointment shall, or shall be deemed to, constitute the appointee an agent of the Trustee. The obligation of the Trustee to make Advances pursuant to Section 5.04 and 6.14 hereof shall not be affected or assigned by the appointment of a co-trustee.

         (b) Every separate trustee, co-trustee, and custodian shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

         (i) all powers, duties, obligations and rights conferred upon the Trustee in respect of the receipt, custody and payment of moneys shall be exercised solely by the Trustee;

         (ii) all other rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee, co-trustee, or custodian jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations, including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction, shall be exercised and performed by such separate trustee, co-trustee, or custodian;

         (iii) no trustee or custodian hereunder shall be personally liable by reason of any act or omission of any other trustee or custodian hereunder; and

         (iv) the Trustee or the Certificateholders evidencing more than 50% of the Aggregate Voting Interests of the Certificates may at any time accept the resignation of or remove any separate trustee, co-trustee or custodian, so appointed by it or them, if such resignation or removal does not violate the other terms of this Agreement.

         (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee, co-trustee or custodian shall refer to this Agreement and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

         (d) Any separate trustee, co-trustee or custodian may, at any time, constitute the Trustee its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee, co-trustee or custodian shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

         (e) No separate trustee, co-trustee or custodian hereunder shall be required to meet the terms of eligibility as a successor trustee under Section
6.05 hereunder and no notice to Certificateholders of the appointment shall be required under Section 6.07 hereof.

         (f) The Trustee agrees to instruct the co-trustees, if any, to the extent necessary to fulfill the Trustee's obligations hereunder.

         (g) The Trustee shall pay the reasonable compensation of the co-trustees to the extent, and in accordance with the standards, specified in
Section 6.12 hereof (which compensation shall not reduce any compensation payable to the Trustee under such Section).

         Section 6.10. Authenticating Agents. (a) The Trustee may appoint one or more Authenticating Agents which shall be authorized to act on behalf of the Trustee in authenticating Certificates. Wherever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be a corporation organized and doing business under the laws of the United States of America or of any state, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

         (b) Any Person into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any Person succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

         (c) Any Authenticating Agent may at any time resign by giving at least 30 days' advance written notice of resignation to the Trustee and the Depositor. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Depositor. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.10, the Trustee may appoint a successor Authenticating Agent, shall give written notice of such appointment to the Depositor and shall mail notice of such appointment to all Holders of Certificates. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 6.10. No Authenticating Agent shall have responsibility or liability for any action taken by it as such at the direction of the Trustee. Any Authenticating Agent shall be entitled to reasonable compensation for its services and, if paid by the Trustee, it shall be a reimbursable expense pursuant to Section 6.12.

         Section 6.11. Indemnification of Trustee. The Trustee and its directors, officers, employees and agents shall be entitled to indemnification from the Trust Fund, to the extent that indemnification is not provided by the Servicer pursuant to the Sale and Servicing Agreement for any loss, liability or expense incurred in connection with any legal proceeding and incurred without negligence or willful misconduct on their part, arising out of, or in connection with, the acceptance or administration of the trusts created hereunder, including the costs and expenses of defending themselves against any claim in connection with the exercise or performance of any of their powers or duties hereunder or under the Mortgage Loan Sale and Assignment Agreement or the Sale and Servicing Agreement, provided that:

         (i) to the extent that the indemnification provisions of the Sale and Servicing Agreement indemnify the Trustee, as assignee of the "Purchaser" thereunder, for such loss, liability or expense, the Trustee has first made reasonable efforts to enforce any applicable provisions in such Sale and Servicing Agreement for indemnification or reimbursement of the Trustee (as "Purchaser") by the Servicer (it being understood and agreed that "reasonable efforts" shall, without limitation, (A) not require that the Trustee have brought suit against the Servicer to enforce such indemnification provisions before making a claim against the assets of the Trust Fund and (B) have been satisfied if the Trustee shall have made demand on the Servicer for such indemnification, but the Servicer is unable to satisfy such demand due to its insolvency)

         (ii) with respect to any such claim, the Trustee shall have given the Depositor and the Holders written notice thereof promptly after the Trustee shall have knowledge thereof;

         (iii) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Depositor in preparing such defense; and

         (iv) notwithstanding anything to the contrary in this Section 6.11, the Trust Fund shall not be liable for settlement of any such claim by the Trustee entered into without the prior consent of the Depositor, which consent shall not be unreasonably withheld.

          The provisions of this Section 6.11 shall survive any termination of this Agreement and the resignation or removal of the Trustee and shall be construed to include, but not be limited to any loss, liability or expense under any environmental law.

         Section 6.12. Fees and Expenses of Trustee. The Trustee shall be entitled to receive, and is authorized to pay to itself the amount of income or gain earned from the investment of funds in the Certificate Account. The Trustee shall be entitled to reimbursement of reasonable disbursements and expenses made or incurred by the Trustee in accordance with the provisions of this Agreement, the Mortgage Loan Sale and Assignment Agreement or the Sale and Servicing Agreement, but not for (i) any such expense, disbursement or advance as may arise from the Trustee's negligence or willful misconduct or
(ii) any amount expressly required under this Agreement to be paid by the Trustee from its own funds.

         Section 6.13. Collection of Monies. Except as otherwise expressly provided in this Agreement, the Trustee may demand payment or delivery of, and shall receive and collect, all money and other property payable to or receivable by the Trustee pursuant to this Agreement. The Trustee shall hold all such money and property received by it as part of the Trust Fund and shall distribute it as provided in this Agreement. If the Trustee shall not have timely received amounts to be remitted with respect to the Mortgage Loans from the Servicer, the Trustee shall request the Servicer to make such distribution as promptly as practicable or legally permitted. If the Trustee shall subsequently receive any such amount, it may withdraw such request.

         Section 6.14. Trustee To Act; Appointment of Successor. (a) If an Event of Default under the Sale and Servicing Agreement shall occur, then, in each and every case, subject to applicable law, so long as any such Event of Default shall not have been remedied within any period of time prescribed by the Sale and Servicing Agreement the Trustee, by notice in writing to the Servicer may, and shall, if so directed by Certificateholders evidencing more than 50% of the aggregate Percentage Interests of each Class of Certificates, terminate all of the rights and obligations of the Servicer under the Sale and Servicing Agreement and in and to the Mortgage Loans and the proceeds thereof. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer, and only in its capacity as Servicer under the Sale and Servicing Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under the terms of the Sale and Servicing Agreement; and the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the defaulting Servicer as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents or otherwise.

         If any Event of Default shall occur, the Trustee shall promptly notify the Rating Agencies of the nature and extent of such Event of Default. The Trustee shall immediately give written notice to the Servicer upon such Servicer's failure to remit funds on the Deposit Date.

         (b) On and after the time the Servicer receives a notice of termination from the Trustee pursuant to Section 6.14(a) or the Trustee receives the resignation of the Servicer evidenced by an Opinion of Counsel pursuant to the applicable provisions of the Sale and Servicing Agreement, the Trustee, unless another servicer shall have been appointed, shall be the successor in all respects to the Servicer in its capacity as such under the Sale and Servicing Agreement and the transactions set forth or provided for herein and shall have all the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto and arising thereafter placed on the Servicer under the Sale and Servicing Agreement, including the obligation to make Advances; provided, however, that any failure to perform such duties or responsibilities caused by the Servicer's failure to provide information required by the Sale and Servicing Agreement shall not be considered a default by the Trustee hereunder. In addition, the Trustee shall have no responsibility for any act or omission of the Servicer prior to the issuance of any notice of termination. In the Trustee's capacity as such successor, the Trustee shall have the same limitations on liability herein granted to the Servicer. As compensation therefor, the Trustee shall be entitled to receive all compensation payable to the Servicer under the Sale and Servicing Agreement, including the applicable portion of the Servicing Fee.

         (c) Notwithstanding the above, the Trustee may, if it shall be unwilling to continue to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution servicer, servicer, servicing or mortgage servicing institution having a net worth of not less than $15,000,000 and meeting such other standards for a successor Servicer as are set forth in the Sale and Servicing Agreement, as the successor to such Servicer under the Sale and Servicing Agreement in the assumption of all of the responsibilities, duties or liabilities of a servicer, like the Servicer. Any entity designated by the Trustee as a successor Servicer may be an Affiliate of the Trustee; provided, however, that, unless such Affiliate meets the net worth requirements and other standards set forth herein for a successor servicer, the Trustee, in its individual capacity shall agree, at the time of such designation, to be and remain liable to the Trust Fund for such Affiliate's actions and omissions in performing its duties hereunder. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted to the Servicer. The Trustee and such successor shall take such actions, consistent with this Agreement, as shall be necessary to effectuate any such succession and may make other arrangements with respect to the servicing to be conducted hereunder which are not inconsistent herewith. The Servicer shall cooperate with the Trustee and any successor servicer in effecting the termination of the Servicer's responsibilities and rights hereunder including, without limitation, notifying Mortgagors of the assignment of the servicing functions and providing the Trustee and successor servicer, as applicable, all documents and records in electronic or other form reasonably requested by it to enable it to assume the Servicer's functions hereunder and the transfer to the Trustee or such successor servicer, as applicable, all amounts which shall at the time be or should have been deposited by the Servicer in the Certificate Account and any other account or fund maintained with respect to the Certificates or thereafter be received with respect to the Mortgage Loans. Neither the Trustee nor any other successor servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Servicer to deliver, or any delay in delivering, cash, documents or records to it, (ii) the failure of the Servicer to cooperate as required by the Sale and Servicing Agreement, (iii) the failure of the Servicer to deliver the Mortgage Loan data to the Trustee as required by the Sale and Servicing Agreement or (iv) restrictions imposed by any regulatory authority having jurisdiction over the Servicer.

         Section 6.15. Additional Remedies of Trustee Upon Event of Default. During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 6.14, shall have the right, in its own name and as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filings of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy, and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

         Section 6.16. Waiver of Defaults. 35% or more of the Aggregate Voting Interests of Certificateholders may waive any default or Event of Default by the Servicer in the performance of its obligations under the Sale and Servicing Agreement, except that a default in the making of any required deposit to the Certificate Account that would result in a failure of the Trustee to make any required payment of principal of or interest on the Certificates may only be waived with the consent of 100% of the affected Certificateholders. Upon any such waiver of a past default, such default shall cease to exist, any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement, and, to the extent that such default related to the Servicer's obligation to make any Advance, the Trustee shall not be obligated to make such Advance, notwithstanding anything to the contrary in this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

         Section 6.17. Notification to Holders. Upon termination of the Servicer or appointment of a successor to the Servicer, in each case as provided herein, the Trustee shall promptly mail notice thereof by first class mail to the Certificateholders at their respective addresses appearing on the Certificate Register. The Trustee shall also, within 45 days after the occurrence of any Event of Default known to the Trustee, give written notice thereof to Certificateholders, unless such Event of Default shall have been cured or waived prior to the issuance of such notice and within such 45-day period.

         Section 6.18. Directions by Certificateholders and Duties of Trustee During Event of Default. Subject to the provisions of Section 8.01 hereof, during the continuance of any Event of Default, Holders of Certificates evidencing not less than 25% of the aggregate Percentage Interests of each Class of Certificates may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement (including, without limitation, (i) the conducting or defending of any administrative action or litigation hereunder or in relation hereto and (ii) the terminating of the Servicer or any successor servicer from its rights and duties as servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the cost, expenses and liabilities which may be incurred therein or thereby; and, provided further, that, subject to the provisions of Section 8.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, in accordance with an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability or be unjustly prejudicial to the non-assenting Certificateholders.

         Section 6.19. Action Upon Certain Failures of the Servicer and Upon Event of Default. In the event that the Trustee shall have actual knowledge of any action or inaction of the Servicer that would become an Event of Default upon the Servicer's failure to remedy the same after notice, the Trustee shall give notice thereof to the Servicer. Fall all purposes of the Agreement, in the absence of actual knowledge by a Responsible Officer of the Trustee, the Trustee shall not be deemed to have knowledge of any failure of the Servicer or any other Event of Default unless notified thereof in writing by the Servicer or by a Certificateholder.

                                   ARTICLE VII

                            PURCHASE AND TERMINATION
                                OF THE TRUST FUND

         Section 7.01. Termination of Trust Fund Upon Repurchase or Liquidation of All Mortgage Loans. (a) The obligations and responsibilities of the Trustee created hereby (other than the obligation of the Trustee to make payments to Certificateholders as set forth in Section 7.02), shall terminate on the earlier of (i) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the sale of the property held by the Trust Fund in accordance with Section 7.01(b); provided, however, that in no event shall the Trust Fund created hereby continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date hereof, and (ii) the Latest Possible Distribution Date. Any termination of the Trust Fund shall be carried out in such a manner so that the termination of each REMIC included therein shall qualify as a "qualified liquidation" under the REMIC Provisions.

         (b) On any Distribution Date occurring after the date on which the aggregate Scheduled Principal Balance of the Mortgage Loans is less than 5% of the Cut-off Date Aggregate Principal Balance, the Depositor may cause the Trust Fund to adopt a plan of complete liquidation pursuant to Section 7.03(a)(i) hereof to sell all of its property. The property of the Trust Fund shall be sold at a price (the "Termination Price") equal to: (i) 100% of the unpaid principal balance of each Mortgage Loan on the day of such purchase plus interest accrued thereon at the applicable Mortgage Rate with respect to any Mortgage Loan to the Due Date in the Due Period immediately preceding the related Distribution Date to the date of such repurchase and (ii) the fair market value of any REO Property and any other property held by any REMIC, such fair market value to be determined by an appraiser or appraisers mutually agreed upon by the Servicer and the Trustee.

         Section 7.02. Procedure Upon Termination of Trust Fund. (a) Notice of any termination pursuant to the provisions of Section 7.01, specifying the Distribution Date upon which the final distribution shall be made, shall be given promptly by the Trustee by first class mail to Certificateholders mailed
(x) no later than five Business Days after the Trustee has received notice from the Depositor of its intent to exercise its right to cause the termination of the Trust Fund pursuant to Section 7.01(b) or (y) upon the final payment or other liquidation of the last Mortgage Loan or REO Property in the Trust Fund. Such notice shall specify (A) the Distribution Date upon which final distribution on the Certificates of all amounts required to be distributed to Certificateholders pursuant to Section 5.02 will be made upon presentation and surrender of the Certificates at the Corporate Trust Office, and (B) that the Record Date otherwise applicable to such Distribution Date is not applicable, distribution being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified. The Trustee shall give such notice to the Certificate Registrar at the time such notice is given to Holders of the Certificates. Upon any such termination, the duties of the Certificate Registrar with respect to the Certificates shall terminate and the Trustee shall terminate the Certificate Account and any other account or fund maintained with respect to the Certificates, subject to the Trustee's obligation hereunder to hold all amounts payable to Certificateholders in trust without interest pending such payment.

         (b) In the event that all of the Holders do not surrender their Certificates for cancellation within three months after the time specified in the above-mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps to contact the remaining Certificateholders concerning surrender of such Certificates, and the cost thereof shall be paid out of the amounts distributable to such Holders. If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall, subject to applicable state law relating to escheatment, hold all amounts distributable to such Holders for the benefit of such Holders. No interest shall accrue on any amount held by the Trustee and not distributed to a Certificateholder due to such Certificateholder's failure to surrender its Certificate(s) for payment of the final distribution thereon in accordance with this Section.

         (c) Any reasonable expenses incurred by the Trustee in connection with any termination or liquidation of the Trust Fund shall be paid from proceeds received from the liquidation of the Trust Fund.

         Section 7.03. Additional Trust Fund Termination Requirements. (a) The Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee seeks, and subsequently receives, an Opinion of Counsel, addressed to the Trustee to the effect that the failure of the Trust Fund to comply with the requirements of this Section 7.03 will not (i) result in the imposition of taxes on any REMIC under the REMIC Provisions or
(ii) cause any REMIC established hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding:

         (i) Within 89 days prior to the time of the making of the final payment on the Certificates, the Trustee (upon (x) the sale of the property of the Trust Fund by the Trustee pursuant to Section 7.01(b) or
     (y) notification by the Depositor that it intends to exercise its option to cause the termination of the Trust Fund) shall adopt a plan of complete liquidation of the Trust Fund on behalf of each REMIC, meeting the requirements of a qualified liquidation under the REMIC Provisions;

         (ii) The sale of the assets of the Trust Fund pursuant to Section
     7.02 shall be a sale for cash and shall occur at or after the time of adoption of such a plan of complete liquidation and prior to the time of making of the final payment on the Certificates;

         (iii) On the date specified for final payment of the Certificates, the Trustee shall make final distributions of principal and interest on the Certificates in accordance with Section 5.02 and distribute or credit, or cause to be distributed or credited, to the Holders of the Residual Certificates all cash on hand after such final payment (other than cash retained to meet claims), and the Trust Fund (and each REMIC) shall terminate at that time; and

         (iv) In no event may the final payment on the Certificates or the final distribution or credit to the Holders of the Residual Certificates be made after the 89th day from the date on which the plan of complete liquidation is adopted.

         (b) By its acceptance of a Residual Certificate, each Holder thereof hereby (i) authorizes the Trustee to take such action as may be necessary to adopt a plan of complete liquidation of the related REMIC and (ii) agrees to take such other action as may be necessary to adopt a plan of complete liquidation of the related REMIC, which authorization shall be binding upon all successor Residual Certificateholders.

                                  ARTICLE VIII

                          RIGHTS OF CERTIFICATEHOLDERS

         Section 8.01. Limitation on Rights of Holders. (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or this Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or take any action or proceeding in any court for a partition or winding up of this Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them. Except as otherwise expressly provided herein, no Certificateholder, solely by virtue of its status as a Certificateholder, shall have any right to vote or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association, nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

         (b) No Certificateholder, solely by virtue of its status as Certificateholder, shall have any right by virtue or by availing of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates evidencing not less than 25% of the aggregate Percentage Interests of Certificates of each Class shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the cost, expenses and liabilities to be incurred therein or thereby, and the Trustee, for sixty days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and no direction inconsistent with such written request has been given such Trustee during such sixty-day period by such Certificateholders; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         Section 8.02. Access to List of Holders. (a) If the Trustee is not acting as Certificate Registrar, the Certificate Registrar will furnish or cause to be furnished to the Trustee, within fifteen days after receipt by the Certificate Registrar of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders of each Class as of the most recent Record Date.

         (b) If three or more Holders or Certificate Owners (hereinafter referred to as "Applicants") apply in writing to the Trustee, and such application states that the Applicants desire to communicate with other Holders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such Applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such Applicants reasonable access during the normal business hours of the Trustee to the most recent list of Certificateholders held by the Trustee or shall, as an alternative, send, at the Applicants' expense, the written communication proffered by the Applicants to all Certificateholders at their addresses as they appear in the Certificate Register.

         (c) Every Holder or Certificate Owner, if the Holder is a Clearing Agency, by receiving and holding a Certificate, agrees with the Depositor, the Certificate Registrar and the Trustee that neither the Depositor, the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

         Section 8.03. Acts of Holders of Certificates. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders or Certificate Owner, if the Holder is a Clearing Agency, may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee. Such instrument or instruments (as the action embodies therein and evidenced thereby) are herein sometimes referred to as an "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agents shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments or deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Whenever such execution is by an officer of a corporation or a member of a partnership on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the individual executing the same, may also be proved in any other manner which the Trustee deems sufficient.

         (c) The ownership of Certificates (whether or not such Certificates shall be overdue and notwithstanding any notation of ownership or other writing thereon made by anyone other than the Trustee) shall be proved by the Certificate Register, and neither the Trustee, nor the Depositor shall be affected by any notice to the contrary.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Certificate shall bind every future Holder of the same Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee in reliance thereon, whether or not notation of such action is made upon such Certificate.

                                   ARTICLE IX

                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

         Section 9.01. Trustee To Retain Possession of Certain Documents. Until all amounts distributable in respect of the Certificates have been distributed in full, the Trustee (or its custodian) shall retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions of this Agreement; provided, that documents relating to any Additional Collateral may be held by a custodian on behalf of the Trustee.

         Section 9.02. Preparation of Tax Returns and Other Reports. (a) The Trustee shall prepare or cause to be prepared on behalf of the Trust Fund, based upon the information furnished by the Servicer or calculated by the Trustee in accordance with this Agreement pursuant to instructions given by the Depositor, and shall file federal tax returns and appropriate state income tax returns and such other returns as may be required by applicable law relating to the Trust Fund and shall forward copies to the Depositor of all such returns and Form 1099 information and such other information within the control of the Trustee as the Depositor may reasonably request in writing, and shall forward to each Certificateholder such forms and furnish such information within the control of the Trustee as are required by the Code and the REMIC Provisions to be furnished to them, and will prepare and disseminate to Certificateholders Form 1099s (or otherwise furnish information within the control of the Trustee) to the extent required by applicable law.

         (b) The Trustee shall prepare and file with the Internal Revenue Service ("IRS"), on behalf of the Trust Fund, an application on IRS Form SS-4.

         (c) The Depositor shall prepare or cause to be prepared the initial current report on Form 8-K and thereafter the Trustee shall prepare or cause to be prepared Form 10-Ks and Form 10-Qs (if necessary), or monthly current reports on Form 8-K, on behalf of the Trust Fund, as may be required by applicable law or regulation, and will file such reports electronically with the Securities and Exchange Commission (the "SEC"). The Trustee shall sign each such report on behalf of the Trust Fund, and shall forward a copy of each such report to the Depositor promptly after such report has been filed with the SEC. The Trustee shall use its best efforts to seek to terminate such filing obligation promptly after the period during which such filings are required under the Securities Exchange Act of 1934. Promptly after filing a Form 15 or other applicable form with the SEC in connection with such termination, the Trustee shall deliver to the Depositor a copy of such form together with copies of confirmations of receipt by the SEC of each report filed therewith on behalf of the Trust Fund.

         Section 9.03. Release of Mortgage Files. (a) Upon becoming aware of the payment in full of any Mortgage Loan, or upon receipt by the Servicer of a notification that payment in full has been escrowed in a manner customary for such purposes for payment to Certificateholders on the next Distribution Date, the Servicer will immediately notify the Trustee (or its custodian) by a certification (which certification shall include a statement to the effect that all amounts received in connection with such payment that are required to be deposited in the Certificate Account maintained by the Trustee pursuant to
Section 4.04 have been or will be so deposited) of a Servicing Officer and shall request the Trustee (or its custodian) to deliver to the Servicer the related Mortgage File. Upon receipt of such certification and request, the Trustee (or its custodian) shall promptly release the related Mortgage File to the Servicer and the Trustee shall have no further responsibility with regard to such Mortgage File. Upon any such payment in full, the Trustee authorizes the Servicer to give, as agent for the Trustee, as the mortgagee under the Mortgage that secured the Mortgage Loan, an instrument of satisfaction (or assignment of mortgage without recourse) regarding the Mortgaged Property subject to the Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of such payment, it being understood and agreed that no expenses incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the Certificate Account.

         (b) From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan and in accordance with Accepted Servicing Practices, the Trustee (or its custodian) shall execute such documents as shall be prepared and furnished to the Trustee by the Servicer (in form reasonably acceptable to the Trustee) and as are necessary to the prosecution of any such proceedings. The Trustee (or its custodian) shall, upon request of the Servicer and delivery to the Trustee (or its custodian) of a trust receipt signed by a Servicing Officer substantially in the form of Exhibit C, release the related Mortgage File held in its possession or control to the Servicer. Such trust receipt shall obligate the Servicer to return the Mortgage File to the Trustee (or its custodian) when the need therefor by the Servicer no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that specified above, the trust receipt shall be released by the Trustee (or its custodian) to the Servicer.

         (c) The Trustee covenants and agrees that it will comply with all relevant laws and regulations governing the custody, processing, release and delivery of the Mortgage Loan documents within its possession or control.


                                    ARTICLE X

                              REMIC ADMINISTRATION

         Section 10.01. REMIC Administration. (a) An election shall be made by the Trustee to treat the Trust Fund as a REMIC under the Code. Such election shall be made on Form 1066 or other appropriate federal tax or information return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of such election, the Certificates other than the Class R Certificate shall be designated as the "regular interests" in the REMIC and the Class R Certificate shall be designated as the "residual interest" in the REMIC.

         (b) The Closing Date is hereby designated as the "Startup Day" of each REMIC within the meaning of section 86OG(a)(9) of the Code.

         (c) The Trustee shall pay any and all tax related expenses (not including taxes) of each REMIC, including but not limited to any professional fees or expenses related to audits or any administrative or judicial proceedings with respect to such REMIC that involve the Internal Revenue Service or state tax authorities, but only to the extent that (i) such expenses are ordinary or routine expenses, including expenses of a routine audit but not expenses of litigation (except as described in (ii)); or (ii) such expenses or liabilities (including taxes and penalties) are attributable to the negligence or willful misconduct of the Trustee in fulfilling its duties hereunder (including its duties as tax return preparer).

         (d) The Trustee shall prepare, sign and file, all of each REMIC's federal and state tax and information returns as such REMIC's direct representative. The expenses of preparing and filing such returns shall be borne by the Trustee.

         (e) The Trustee shall act as Tax Matters Person for each REMIC. The Trustee or its designee shall perform on behalf of each REMIC all reporting and other tax compliance duties that are the responsibility of such REMIC under the Code, the REMIC Provisions, or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority. Among its other duties, if required by the Code, the REMIC Provisions, or other such guidance, the Trustee shall provide (i) to the Treasury or other governmental authority such information as is necessary for the application of any tax relating to the transfer of a Residual Certificate to any disqualified person or organization and (ii) to the Certificateholders such information or reports as are required by the Code or REMIC Provisions.

         (f) The Trustee, and the Holders of Certificates shall take any action or cause the REMIC to take any action necessary to create or maintain the status of such REMIC as a REMIC under the REMIC Provisions and shall assist each other as necessary to create or maintain such status. Neither the Trustee, nor the Holder of any Residual Certificate shall take any action, cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of such REMIC as a REMIC or
(ii) result in the imposition of a tax upon such REMIC (including but not limited to the tax on prohibited transactions as defined in Code Section 860F(a)(2) and the tax on prohibited contributions set forth on Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event") unless the Trustee has received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such status or result in the imposition of such a tax. In addition, prior to taking any action with respect to the REMIC or the assets therein, or causing such REMIC to take any action, which is not expressly permitted under the terms of this Agreement, any Holder of a Residual Certificate will consult with the Trustee or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to such REMIC, and no such Person shall take any such action or cause such REMIC to take any such action as to which the Trustee has advised it in writing that an Adverse REMIC Event could occur.

         (g) Each Holder of a Residual Certificate shall pay when due any and all taxes imposed on the related REMIC by federal or state governmental authorities. To the extent that such Trust taxes are not paid by a Residual Certificateholder, the Trustee shall pay any remaining REMIC taxes out of current or future amounts otherwise distributable to the Holder of the Residual Certificate in such REMIC or, if no such amounts are available, out of other amounts held in the Certificate Account, and shall reduce amounts otherwise payable to holders of regular interests in such REMIC, as the case may be.

         (h) The Trustee shall, for federal income tax purposes, maintain books and records with respect to each REMIC on a calendar year and on an accrual basis.

         (i) No additional contributions of assets shall be made to any REMIC, except as expressly provided in this Agreement with respect to eligible substitute mortgage loans to the extent permitted by the Sale and Servicing Agreement.

         (j) The Trustee shall not enter into any arrangement by which any REMIC will receive a fee or other compensation for services.

         (k) Upon the request of any Rating Agency, the Trustee shall deliver to such Rating Agency an Officer's Certificate confirming the Trustee's compliance with the provisions of this Section 10.01.

         Section 10.02. Prohibited Transactions and Activities. Neither the Depositor, nor the Trustee shall sell, dispose of, or substitute for any of the Mortgage Loans, except in a disposition pursuant to (i) the foreclosure of a Mortgage Loan, (ii) the bankruptcy of the Trust Fund, (iii) the termination of each REMIC pursuant to Article VII of this Agreement, (iv) a substitution pursuant to Article II of this Agreement or (v) a repurchase of Mortgage Loans pursuant to Article II of this Agreement, nor acquire any assets for any REMIC, nor sell or dispose of any investments in the Certificate Account for gain, nor accept any contributions to the REMIC after the Closing Date, unless it has received an Opinion of Counsel (at the expense of the party causing such sale, disposition, or substitution) that such disposition, acquisition, substitution, or acceptance will not (a) affect adversely the status of such REMIC as a REMIC or of the Certificates other than the Residual Certificates as the regular interests therein, (b) affect the distribution of interest or principal on the Certificates, (c) result in the encumbrance of the assets transferred or assigned to the Trust Fund (except pursuant to the provisions of this Agreement) or (d) cause such REMIC to be subject to a tax on prohibited transactions or prohibited contributions pursuant to the REMIC Provisions.

         Section 10.03. Indemnification with Respect to Certain Taxes and Loss of REMIC Status. (a) In the event that any REMIC fails to qualify as a REMIC, loses its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC Provisions due to the negligent performance by the Trustee of its duties and obligations set forth herein, the Trustee shall indemnify the Holder of the Residual Certificate against any and all losses, claims, damages, liabilities or expenses ("Losses") resulting from such negligence; provided, however, that the Trustee shall not be liable for any such Losses attributable to the action or inaction of the Depositor, or the Holder of such Residual Certificate, as applicable, nor for any such Losses resulting from misinformation provided by the Holder of such Residual Certificate on which the Trustee has relied. The foregoing shall not be deemed to limit or restrict the rights and remedies of the Holder of such Residual Certificate now or hereafter existing at law or in equity. Notwithstanding the foregoing, however, in no event shall the Trustee have any liability (1) for any action or omission that is taken in accordance with and in compliance with the express terms of, or which is expressly permitted by the terms of, this Agreement, (2) for any losses other than arising out of a negligent performance by the Trustee of its duties and obligations set forth herein, and (3) for any special or consequential damages to Certificateholders (in addition to payment of principal and interest on the Certificates).

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

         Section 11.01. Binding Nature of Agreement; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         Section 11.02. Entire Agreement. This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

         Section 11.03. Amendment. (a) This Agreement may be amended from time to time by the Depositor and the Trustee, without notice to or the consent of any of the Holders, (i) to cure any ambiguity, (ii) to cause the provisions herein to conform to or be consistent with or in furtherance of the statements made with respect to the Certificates, the Trust Fund or this Agreement in any Offering Document; or to correct or supplement any provision herein which may be inconsistent with any other provisions herein, (iii) to make any other provisions with respect to matters or questions arising under this Agreement or (iv) to add, delete, or amend any provisions to the extent necessary or desirable to comply with any requirements imposed by the Code and the REMIC Provisions. No such amendment effected pursuant to the preceding sentence shall, as evidenced by an Opinion of Counsel, adversely affect the status of any REMIC created pursuant to this Agreement, nor shall such amendment effected pursuant to clause (iii) of such sentence adversely affect in any material respect the interests of any Holder. Prior to entering into any amendment without the consent of Holders pursuant to this paragraph, the Trustee may require an Opinion of Counsel (at the expense of the party requesting such amendment) to the effect that such amendment is permitted under this paragraph. Any such amendment shall be deemed not to adversely affect in any material respect any Holder, if the Trustee receives written confirmation from each Rating Agency that such amendment will not cause such Rating Agency to reduce the then current rating assigned to the Certificates (and any Opinion of Counsel requested by the Trustee in connection with any such amendment may rely expressly on such confirmation as the basis therefor).

         (b) This Agreement may also be amended from time to time by the Depositor and the Trustee with the consent of the Holders of not less than 66-2/3% of the aggregate Percentage Interests of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee receives an Opinion of Counsel, at the expense of the party requesting the change, that such change will not adversely affect the status of any REMIC as a REMIC or cause a tax to be imposed on such REMIC; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the aggregate Percentage Interests of each Class of Certificates affected thereby. For purposes of this paragraph, references to "Holder" or "Holders" shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.

         (c) Promptly after the execution of any such amendment, the Trustee shall furnish written notification of the substance of such amendment to each Holder, the Depositor and to the Rating Agencies.

         (d) It shall not be necessary for the consent of Holders under this
Section 11.03 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Holders shall be subject to such reasonable regulations as the Trustee may prescribe.

         (e) Notwithstanding anything to the contrary in the Sale and Servicing Agreement, the Trustee shall not consent to any amendment of the Sale and Servicing Agreement except pursuant to the standards provided in this Section with respect to amendment of this Agreement.

         Section 11.04. Voting Rights. Except to the extent that the consent of all affected Certificateholders is required pursuant to this Agreement, with respect to any provision of this Agreement requiring the consent of Certificateholders representing specified percentages of Percentage Interests, Certificates owned by the Depositor, the Trustee or Servicer or Affiliates thereof are not to be counted so long as such Certificates are owned by the Depositor, the Trustee or the Servicer or Affiliates thereof.

         Section 11.05. Provision of Information. (a) For so long as any of the Certificates of any Series or Class are "restricted securities" within the meaning of Rule 144(a)(3) under the Act, each of the Depositor and the Trustee agree to cooperate with each other to provide to any Certificateholders and to any prospective purchaser of Certificates designated by such Certificateholder, upon the request of such Certificateholder or prospective purchaser, any information required to be provided to such holder or prospective purchaser to satisfy the condition set forth in Rule 144A(d)(4) under the Act. Any reasonable, out-of-pocket expenses incurred by the Trustee in providing such information shall be reimbursed by the Depositor.

         (b) The Trustee will provide to any person to whom a Prospectus was delivered, upon the request of such person specifying the document or documents requested, (i) a copy (excluding exhibits) of any report on Form 8-K or Form 10-K filed with the Securities and Exchange Commission pursuant to
Section 9.02(c) and (ii) a copy of any other document incorporated by reference in the Prospectus. Any reasonable out-of-pocket expenses incurred by the Trustee in providing copies of such documents shall be reimbursed by the Depositor.

         (c) On each Distribution Date, the Trustee shall deliver or cause to be delivered by first class mail to the Depositor, Attention: Contract Finance, a copy of the report delivered to Certificateholders pursuant to
Section 4.03.

         Section 11.06. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

         Section 11.07. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when received by (a) in the case of the Depositor, Structured Asset Securities Corporation, 200 Vesey Street, 12th Floor, New York, New York 10285,
Attention: Mark Zusy, (b) in the case of the Trustee, U.S. Bank National Association, 180 East Fifth Street, St. Paul, Minnesota 55101, Attention:
Structured Finance, or as to each party such other address as may hereafter be furnished by such party to the other parties in writing. Any notice required or permitted to be mailed to a Holder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice.

         Section 11.08. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

         Section 11.09. Indulgences; No Waivers. Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

         Section 11.10. Headings Not To Affect Interpretation. The headings contained in this Agreement are for convenience of reference only, and they shall not be used in the interpretation hereof.

         Section 11.11. Benefits of Agreement. (a) Nothing in this Agreement or in the Certificates, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder and the Holders of the Certificates, any benefit or any legal or equitable right, power, remedy or claim under this Agreement, except to the extent specified in paragraph (b) of this Section 11.11.

         (b) Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Servicer receive the benefit of the provisions of Section 9.03 hereof and of this Section 11.11 as an intended third party beneficiary of this Agreement of the extent of such provisions. The Trustee shall have the same obligations to the Servicer under Section 9.03 hereof as if the Servicer were a party to this Agreement, and the Servicer shall have the same rights and remedies to enforce the provisions of Section
9.03 hereof and this Section 11.11 as if the Servicer were a party to this Agreement.

         Section 11.12. Special Notices to the Rating Agencies. (a) The Depositor shall give prompt notice to the Rating Agencies of the occurrence of any of the following events of which it has notice:

         (i) any amendment to this Agreement pursuant to Section 11.03;

         (ii) the appointment of any successor to the Servicer pursuant to
     Section 6.14;

         (iii) the making of a final payment pursuant to Section 7.02;

         (iv) resignation of the Trustee; and

         (v) any Event of Default under the Sale and Servicing Agreement.


         (b) All notices to the Rating Agencies provided for this Section shall be in writing and sent by first class mail, telecopy or overnight courier, as follows:

         If to DCR, to:

         Duff & Phelps Credit Rating Co.
         55 East Monroe Street
         38th Floor
         Chicago, Illinois  60603
         Attention:  Residential
         MBS/SASCO 1998-10

         If to Moody's, to:

         Moody's Investors Service
         99 Church Street, 4th Floor
         New York, New York 10007
         Attention: [[              ]]

         (c) The Trustee shall deliver to the Rating Agencies reports prepared pursuant to Section 4.03.

         Section 11.13. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the Depositor and the Trustee have caused their names to be signed hereto by their respective officers hereunto duly authorized as of the day and year first above written.

                           STRUCTURED ASSET SECURITIES
                            CORPORATION, as Depositor


                           By: /s/  Joseph J. Kelly
                              ----------------------
                              Name: Joseph J. Kelly
                              Title: Vice President


                           U.S. BANK NATIONAL ASSOCIATION,
                                                     as Trustee


                            By: /s/  C. Hatfield
                                ---------------------
                                Name: C. Hatfield
                                Title: Vice President

                                    EXHIBIT A

                              FORMS OF CERTIFICATES

                                   EXHIBIT B-1

                          FORM OF INITIAL CERTIFICATION

                                                             -------------------
                                                                    Date


Structured Asset Securities Corporation
200 Vesey Street
New York, New York 10285


     Re: Trust Agreement (the "Trust Agreement"), dated as of November 1, 1998 between Structured Asset Securities Corporation, as Depositor, and U.S. Bank, National Association, as Trustee, with respect to Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1998-10

Ladies and Gentlemen:

         In accordance with Section 2.02(a) of the Trust Agreement, subject to review of the contents thereof, the undersigned, as [Custodian on behalf of the] Trustee, hereby certifies that it (or its custodian) has received the documents listed in Section 2.01(b) of the Trust Agreement for each Mortgage File pertaining to each Mortgage Loan listed on Schedule A, to the Trust Agreement, subject to any exceptions noted on Schedule I hereto.

         Capitalized words and phrases used herein and not otherwise defined herein shall have the respective meanings assigned to them in the Trust Agreement. This Certificate is subject in all respects to the terms of Section
2.02 of the Trust Agreement and the Trust Agreement sections cross-referenced therein.

                           [[Custodian], on behalf of]
                           U.S. BANK NATIONAL ASSOCIATION,
                           as Trustee


                           By:
                              --------------------------------------
                              Name:
                              Title:

                                   EXHIBIT B-2

                          FORM OF INTERIM CERTIFICATION


                                                          -------------------
                                                                  Date


Structured Asset Securities Corporation
200 Vesey Street
New York, New York 10285

     Re: Trust Agreement (the "Trust Agreement"), dated as of November 1, 1998 between Structured Asset Securities Corporation, as Depositor, and U.S. Bank, National Association, as Trustee, with respect to Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1998-10

Ladies and Gentlemen:

         In accordance with Section 2.02(b) of the Trust Agreement, the undersigned, as [Custodian on behalf of the] Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on Schedule I hereto) it (or its custodian) has received the applicable documents listed in Section 2.01(b) of the Trust Agreement.

         The undersigned hereby certifies that as to each Mortgage Loan identified on the Mortgage Loan Schedule, other than any Mortgage Loan listed on Schedule I hereto, it has reviewed the documents identified above and has determined that each such document appears regular on its face and appears to relate to the Mortgage Loan identified in such document.

         Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Trust Agreement. This Certificate is qualified in all respects by the terms of said Trust Agreement including, but not limited to, Section 2.02(b).

                         [[Custodian], on behalf of]
                         U.S. BANK NATIONAL ASSOCIATION,
                         as Trustee

                         By:
                            ----------------------------------------
                            Name:
                            Title:

                                  EXHIBIT B-3

                           FORM OF FINAL CERTIFICATION


                                                           ------------------
                                                                  Date


Structured Asset Securities Corporation
200 Vesey Street
New York, New York 10285

     Re: Trust Agreement (the "Trust Agreement"), dated as of November 1, 1998 between Structured Asset Securities Corporation, as Depositor, and U.S. Bank, National Association, as Trustee, with respect to Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1998-10

Ladies and Gentlemen:

         In accordance with Section 2.02(d) of the Trust Agreement, the undersigned, as [Custodian on behalf of the] Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on Schedule I hereto) it (or its custodian) has received the applicable documents listed in Section 2.01(b) of the Trust Agreement.

         The undersigned hereby certifies that as to each Mortgage Loan identified on the Mortgage Loan Schedule, other than any Mortgage Loan listed on Schedule I hereto, it has reviewed the documents listed above and has determined that each such document appears to be complete and, based on an examination of such documents, the information set forth in the Mortgage Loan
Schedule is correct.

         Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Trust Agreement. This Certificate is qualified in all respects by the terms of said Trust Agreement.

                         [[Custodian], on behalf of]
                         U.S. BANK NATIONAL ASSOCIATION,
                         as Trustee

                         By:
                            ----------------------------------------
                            Name:
                            Title:

                                   EXHIBIT B-4

                               FORM OF ENDORSEMENT

         Pay to the order of U.S. Bank National Association, as trustee (the "Trustee") under the Trust Agreement dated as of November 1, 1998, between Structured Asset Securities Corporation, as Depositor, and the Trustee relating to Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1998-10, without recourse.




                                    --------------------------------------
                                       [current signatory on note]


                                    By:
                                       ------------------------------
                                       Name:
                                       Title:

                                    EXHIBIT C

                  REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT


                                                            --------------------
                                                                     Date


[Addressed to Trustee
or, if applicable, custodian]



         In connection with the administration of the mortgages held by you as Trustee under a certain Trust Agreement dated as of November 1, 1998 between Structured Asset Securities Corporation, as Depositor, and you, as Trustee (the "Trust Agreement"), the undersigned Servicer hereby requests a release of the Mortgage File held by you as Trustee with respect to the following described Mortgage Loan for the reason indicated below.

         Mortgagor's Name:

         Address:

         Loan No.:

         Reason for requesting file:

          (a) Mortgage Loan paid in full. (The Servicer hereby certifies that all amounts received in connection with the loan have been or will be credited to the Collection Account or the Certificate Account (whichever is applicable) pursuant to the Trust Agreement.)

          (b) The Mortgage Loan is being foreclosed.

          (c) Mortgage Loan substituted. (The Servicer hereby certifies that a Qualifying Substitute Mortgage Loan has been assigned and delivered to you along with the related Mortgage File pursuant to the Trust Agreement.)

          (d) Mortgage Loan repurchased. (The Servicer hereby certifies that the Purchase Price has been credited to the Certificate Account pursuant to the Trust Agreement.)

          (e) Other. (Describe)

         The undersigned acknowledges that the above Mortgage File will be held by the undersigned in accordance with the provisions of the Trust Agreement and will be returned to you within ten (10) days of our receipt of the Mortgage File, except if the Mortgage Loan has been paid in full, or repurchased or substituted for a Qualifying Substitute Mortgage Loan (in which case the Mortgage File will be retained by us permanently) and except if the Mortgage Loan is being foreclosed (in which case the Mortgage File will be returned when no longer required by us for such purpose).

         Capitalized terms used herein shall have the meanings ascribed to them in the Trust Agreement.

                                        -------------------------------------
                                             [Name of Master Servicer]



                                        By:__________________________________
                                             Name:
                                             Title: Servicing Officer

                                   EXHIBIT D-1

          FORM OF RESIDUAL CERTIFICATE TRANSFER AFFIDAVIT (TRANSFEREE)



STATE OF                            )
                                    )  ss.:
COUNTY OF                           )

         [NAME OF OFFICER], _________________ being first duly sworn, deposes and says:

         1. That he [she] is [title of officer] ________________________ of
[name of Purchaser] _________________________________________ (the
"Purchaser"), a _______________________ [description of type of entity] duly organized and existing under the laws of the [State of __________] [United States], on behalf of which he [she] makes this affidavit.

         2. That the Purchaser's Taxpayer Identification Number is
______________.

         3. That the Purchaser is not a "disqualified organization" within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code") and will not be a "disqualified organization" as of __________________ [date of transfer], and that the Purchaser is not acquiring a Residual Certificate (as defined in the Agreement) for the account of, or as agent (including a broker, nominee, or other middleman) for, any person or entity from which it has not received an affidavit substantially in the form of this affidavit. For these purposes, a "disqualified organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (other than an instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code Section 1381(a)(2)(C), any "electing large partnership" within the meaning of Section 775 of the Code, or any organization (other than a farmers' cooperative described in Code Section 521) that is exempt from federal income tax unless such organization is subject to the tax on unrelated business income imposed by Code Section 511.

         4. That the Purchaser is not, and on __________________ [date of transfer] will not be, and is not and on such date will not be investing the assets of, an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or a plan subject to Code Section 4975 or a person or entity that is using the assets of any employee benefit plan or other plan to acquire a Residual Certificate.

         5. That the Purchaser hereby acknowledges that under the terms of the Trust Agreement (the "Agreement") between Structured Asset Securities Corporation, as Depositor, and U.S. Bank National Association, as Trustee, dated as of November 1, 1998, no transfer of the Residual Certificates shall be permitted to be made to any person unless the Trustee has received a certificate from such transferee to the effect that such transferee is not an employee benefit plan subject to ERISA or a plan subject to Section 4975 of the Code and is not using the assets of any employee benefit plan or other plan to acquire Residual Certificates.

         6. That the Purchaser does not hold REMIC residual securities as nominee to facilitate the clearance and settlement of such securities through electronic book-entry changes in accounts of participating organizations (such entity, a "Book-Entry Nominee").

         7. That the Purchaser does not have the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to such Residual Certificate.

         8. That the Purchaser will not transfer a Residual Certificate to any person or entity (i) as to which the Purchaser has actual knowledge that the requirements set forth in paragraph 3, paragraph 6 or paragraph 10 hereof are not satisfied or that the Purchaser has reason to believe does not satisfy the requirements set forth in paragraph 7 hereof, and (ii) without obtaining from the prospective Purchaser an affidavit substantially in this form and providing to the Trustee a written statement substantially in the form of Exhibit G to the Agreement.

         9. That the Purchaser understands that, as the holder of a Residual Certificate, the Purchaser may incur tax liabilities in excess of any cash flows generated by the interest and that it intends to pay taxes associated with holding such Residual Certificate as they become due.

         10. That the Purchaser (i) is a U.S. Person or (ii) is a Non-U.S. Person that holds a Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or successor form at the time and in the manner required by the Code. "Non-U.S. Person" means an individual, corporation, partnership or other person other than a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any state thereof, including for this purpose, the District of Columbia, or an estate that is subject to U.S. federal income tax regardless of the source of its income, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States trustees have authority to control all substantial decisions of the trust.

         11. That the Purchaser agrees to such amendments of the Trust Agreement as may be required to further effectuate the restrictions on transfer of any Residual Certificate to such a "disqualified organization," an agent thereof, a Book-Entry Nominee, or a person that does not satisfy the requirements of paragraph 7 and paragraph 10 hereof.

         12. That the Purchaser consents to the designation of the Trustee as its agent to act as "tax matters person" of the Trust Fund pursuant to the Trust Agreement.

                  IN WITNESS WHEREOF, the Purchaser has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [title of officer] this _____ day of __________, 19__.




                               --------------------------------------
                                 [name of Purchaser]


                              By:___________________________________
                                 Name:
                                 Title:


         Personally appeared before me the above-named [name of officer] ________________, known or proved to me to be the same person who executed the foregoing instrument and to be the [title of officer] _________________ of the Purchaser, and acknowledged to me that he [she] executed the same as his [her] free act and deed and the free act and deed of the Purchaser.

         Subscribed and sworn before me this _____ day of __________, 19__.

NOTARY PUBLIC


---------------------------------


COUNTY OF_____________________

STATE OF_______________________

         My commission expires the _____ day of __________, 19__.

                                   EXHIBIT D-2

          FORM OF RESIDUAL CERTIFICATE TRANSFER AFFIDAVIT (TRANSFEROR)


                                                          -------------------
                                                                 Date





                  Re: Structured Asset Securities Corporation Mortgage Pass-Through Certificates



         _______________________ (the "Transferor") has reviewed the attached affidavit of _____________________________ (the "Transferee"), and has no
actual knowledge that such affidavit is not true and has no reason to believe that the information contained in paragraph 7 thereof is not true, and has no reason to believe that the Transferee has the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to a Residual Certificate. In addition, the Transferor has conducted a reasonable investigation at the time of the transfer and found that the Transferee had historically paid its debts as they came due and found no significant evidence to indicate that the Transferee will not continue to pay its debts as they become due.


                                           Very truly yours,



                                           -------------------------------
                                           Name:
                                           Title:

                                    EXHIBIT E

                          SALE AND SERVICING AGREEMENT

                                    EXHIBIT F

                     FORM OF RULE 144A TRANSFER CERTIFICATE


         Re:      Structured Asset Securities Corporation
                  Mortgage Pass-Through Certificates
                  Series 1998-10

         Reference is hereby made to the Trust Agreement dated as of November 1, 1998 (the "Trust Agreement") between Structured Asset Securities Corporation, as Depositor, and U.S. Bank National Association, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Trust Agreement.

         This letter relates to $_________ initial Certificate Balance of Class Certificates which are held in the form of Definitive Certificates registered in the name of (the "Transferor"). The Transferor has requested a transfer of such Definitive Certificates for Definitive Certificates of such Class registered in the name of [insert name of transferee].

         In connection with such request, and in respect of such Certificates, the Transferor hereby certifies that such Certificates are being transferred in accordance with (i) the transfer restrictions set forth in the Trust Agreement and the Certificates and (ii) Rule 144A under the Securities Act to a purchaser that the Transferor reasonably believes is a "qualified institutional buyer" within the meaning of Rule 144A purchasing for its own account or for the account of a "qualified institutional buyer", which purchaser is aware that the sale to it is being made in reliance upon Rule 144A, in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction.

         This certificate and the statements contained herein are made for your benefit and the benefit of the Placement Agent and the Depositor.



                              ----------------------------------------
                              [Name of Transferor]



                             By:_____________________________________
                                Name:
                                Title:

Dated: __________________, ________

                                    EXHIBIT G


                         FORM OF PURCHASER'S LETTER FOR
                        INSTITUTIONAL ACCREDITED INVESTOR


                                                          ------------------
                                                                 Date


Dear Sirs:


         In connection with our proposed purchase of $______________ principal amount of Mortgage Pass-Through Certificates, Series 1998-ALS1 (the "Privately Offered Certificates") of Structured Asset Securities Corporation (the "Depositor"), we confirm that:

(1) We understand that the Privately Offered Certificates have not been, and will not be, registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Privately Offered Certificates within three years of the later of the date of original issuance of the Privately Offered Certificates or the last day on which such Privately Offered Certificates are owned by the Depositor or any affiliate of the Depositor (which includes the Placement Agent) we will do so only (A) to the Depositor, (B) to "qualified institutional buyers" (within the meaning of Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act ("QIBs"), (C) pursuant to an exemption from registration in accordance with Rule 904 of Regulation S under the Securities Act, (D) pursuant to the exemption from registration provided by Rule 144 under the Securities Act, or (E) to an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act that is not a QIB (an "Institutional Accredited Investor") which, prior to such transfer, delivers to the Trustee under the Trust Agreement dated as of November 1, 1998 between the Depositor and U.S. Bank National Association, as Trustee (the "Trustee"), a signed letter in the form of this letter; and we further agree, in the capacities stated above, to provide to any person purchasing any of the Privately Offered Certificates from us a notice advising such purchaser that resales of the Privately Offered Certificates are restricted as stated herein.

(2) We understand that, in connection with any proposed resale of any Privately Offered Certificates to an Institutional Accredited Investor, we will be required to furnish to the Trustee and the Depositor a certification from such transferee in the form hereof to confirm that the proposed sale is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. We further understand that the Privately Offered Certificates purchased by us will bear a legend to the foregoing effect.

(3) We are acquiring the Privately Offered Certificates for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Privately Offered Certificates, and we and any account for which we are acting are each able to bear the economic risk of such investment.

(4) We are an Institutional Accredited Investor and we are acquiring the Privately Offered Certificates purchased by us for our own account or for one or more accounts (each of which is an Institutional Accredited Investor) as to each of which we exercise sole investment discretion.

(5) We have received such information as we deem necessary in order to make our investment decision.

(6) If we are acquiring ERISA-Restricted Certificates, we understand that in accordance with ERISA, the Code and the Exemption, no Plan as to which the Purchaser, the Depositor, the Servicer or the Trustee is a party in interest or disqualified person, and no person acting on behalf of such a Plan may acquire such Certificate unless the acquisition would constitute an exempt transaction under a statutory exemption or any of the administrative exemptions issued by the U.S. Department of Labor.

         Terms used in this letter which are not otherwise defined herein have the respective meanings assigned thereto in the Trust Agreement.

         You and the Depositor are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                           Very truly yours,



                                           ----------------------------------
                                            [Purchaser]



                                           By________________________________
                                              Name:
                                              Title:

                                    EXHIBIT H

                       [FORM OF ERISA TRANSFER AFFIDAVIT]

STATE OF NEW YORK                   )
                                    )  ss.:
COUNTY OF NEW YORK                  )

                  The undersigned, being first duly sworn, deposes and says as follows:

         1. The undersigned is the ______________________ of (the "Investor"), a [corporation duly organized] and existing under the laws of __________, on behalf of which he makes this affidavit.

         2. The Investor either (x) is not an employee benefit plan subject to
Section 406 or Section 407 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), the Trustee of any such plan or a person acting on behalf of any such plan nor a person using the assets of any such plan or
(2) if the Investor is an insurance company, such Investor is purchasing such Certificates with funds contained in an "Insurance Company General Account" (as such term is defined in Section v(e) of the Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificates are covered under PTCE 95-60; or (y) shall deliver to the Trustee and the Depositor an opinion of counsel (a "Benefit Plan Opinion") satisfactory to the Trustee and the Depositor, and upon which the Trustee and the Depositor shall be entitled to rely, to the effect that the purchase or holding of such Certificate by the Investor will not result in the assets of the Trust Fund being deemed to be plan assets and subject to the prohibited transaction provisions of ERISA or the Code and will not subject the Trustee or the Depositor to any obligation in addition to those undertaken by such entities in the Trust Agreement, which opinion of counsel shall not be an expense of the Trustee or the Depositor.

         3. The Investor hereby acknowledges that under the terms of the Trust Agreement (the "Agreement") between Structured Asset Securities Corporation, as Depositor, and U.S. Bank National Association, as Trustee, dated as of November 1, 1998, no transfer of the ERISA-Restricted Certificates shall be permitted to be made to any person unless the Depositor and Trustee have received a certificate from such transferee in the form hereof.

         IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to proper authority, by its duly authorized officer, duly attested, this ____ day of _______________, 199 .


                                 ----------------------------------------
                                     [Investor]


                                 By:_____________________________________
                                      Name:
                                      Title:

ATTEST:


---------------------------

STATE OF                            )
                                    )  ss.:
COUNTY OF                           )

         Personally appeared before me the above-named _________________, known or proved to me to be the same person who executed the foregoing instrument and to be the _________________ of the Investor, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Investor.

         Subscribed and sworn before me this _____ day of ___________ 199__.


                                     ----------------------------------
                                                NOTARY PUBLIC

                                     My commission expires the ____ day
                                     of __________, 19__.

                                    EXHIBIT I

                            MONTHLY REMITTANCE ADVICE

                                    EXHIBIT J

                      MONTHLY ELECTRONIC DATA TRANSMISSION

                                   SCHEDULE A

                             MORTGAGE LOAN SCHEDULE

==============================================================================





          LEHMAN CAPITAL, A DIVISION OF LEHMAN BROTHERS HOLDINGS INC.

                                    SELLER


                                      and


                    STRUCTURED ASSET SECURITIES CORPORATION

                                   PURCHASER



                  MORTGAGE LOAN SALE AND ASSIGNMENT AGREEMENT

                         Dated as of November 1, 1998




==============================================================================

                               TABLE OF CONTENTS


                                   ARTICLE I

                         CONVEYANCE OF MORTGAGE LOANS


1.01.  Sale of Mortgage Loans.....................................2
1.02.  Delivery of Documents......................................2
1.03.  Review of Documentation....................................2
1.04.  Representations and Warranties of Lehman Capital...........3
1.05.  Grant Clause...............................................7
1.06   Assignment by Depositor....................................7

                                  ARTICLE II

                           MISCELLANEOUS PROVISIONS

2.01.  Binding Nature of Agreement; Assignment....................7
2.02.  Entire Agreement...........................................7
2.03.  Amendment..................................................8
2.04.  Governing Law..............................................8
2.05.  Severability of Provisions.................................9
2.06.  Indulgences; No Waivers....................................9
2.07.  Headings Not to Affect Interpretation......................9
2.08.  Benefits of Agreement......................................9
2.09.  Counterparts...............................................9


                                   SCHEDULES

SCHEDULE A        Mortgage Loan Schedule

         This MORTGAGE LOAN SALE AND ASSIGNMENT AGREEMENT is executed by and between Lehman Capital, A Division of Lehman Brothers Holdings Inc. ("Lehman Capital"), and Structured Asset Securities Corporation (the "Depositor"), dated as of the 1st day of November, 1998.

         All capitalized terms not defined herein shall have the same meanings assigned to such terms in that certain Trust Agreement (the "Trust Agreement"), dated as of November 1, 1998, between the Depositor and U.S. Bank, National Association, as Trustee (the "Trustee").

                             W I T N E S S E T H:

         WHEREAS, pursuant to each of the Sellers' Warranties and Servicing Agreement, dated as of November 1, 1998 (the "Sale and Servicing Agreement"), between Lehman Capital, Cendant Mortgage Corporation ("CMC") and Cendant Residential Mortgage Trust ("CRMT" and, together with CMC, the "Sellers"), the Sellers sold to Lehman Capital, and Lehman Capital purchased from the Sellers, certain mortgage loans identified on the Mortgage Loan Schedule attached hereto as Schedule A (the "Mortgage Loans"), and CMC agreed to service such Mortgage Loans according to the provisions thereof;

         WHEREAS, pursuant to each Sale and Servicing Agreement, the parties thereto agreed that, following the execution of such agreement, Lehman Capital would (i) sell the Mortgage Loans to the Depositor, and (ii) assign all of its rights and interest under the Sale and Servicing Agreement, and delegate all of its obligations thereunder, to the Depositor, as if the Depositor had been a party to the Sale and Servicing Agreement;

         WHEREAS, Lehman Capital and the Depositor acknowledge and agree that the Depositor will assign all of its rights and delegate all of its obligations hereunder to the Trustee, and that each reference herein to the Depositor is intended, unless otherwise specified, to mean the Depositor or the Trustee, as assignee, whichever is the owner of the Mortgage Loans from time to time; and

         WHEREAS, Lehman Capital desires to sell, without recourse, all of its right, title and interest in the Mortgage Loans to the Depositor, to assign all of its rights and interest under the Sale and Servicing Agreement, and to delegate all of its obligations thereunder, to the Depositor.

         NOW, THEREFORE, in consideration of the mutual agreements herein set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lehman Capital and the Depositor agree as follows:


                                  ARTICLE I.

                         CONVEYANCE OF MORTGAGE LOANS

         Section 1.01. Sale of Mortgage Loans. Concurrently with the execution and delivery of this Agreement, Lehman Capital does hereby transfer, assign, set over, deposit with and otherwise convey to the Depositor, without recourse, all the right, title and interest of Lehman Capital in and to the Mortgage Loans identified on Schedule A hereto, having an aggregate principal balance as of the Cut-off Date of $[[ ]]. Such conveyance includes, without limitation, the right to all distributions of principal and interest received on or with respect to the Mortgage Loans on and after November 1, 1998 (other than payments of principal and interest due on or before such date), and all such payments due after such date but received prior to such date and intended by the related Mortgagors to be applied after such date, together with all of Lehman Capital's right, title and interest in and to each related account and all amounts from time to time credited to and the proceeds of such account, any REO Property and the proceeds thereof, Lehman Capital's rights under any Insurance Policies related to the Mortgage Loans, and Lehman Capital's security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties, any Additional Collateral and any proceeds of the foregoing.

         Concurrently with the execution and delivery of this Agreement, Lehman Capital hereby assigns to the Depositor all of its rights and interest under the Sale and Servicing Agreement, and delegates to the Depositor all of its obligations under the Sale and Servicing Agreement. Concurrently with the execution hereof, the Depositor tenders the purchase price of $[[ ]] (including accrued interest). The Depositor hereby accepts such assignment and delegation, and shall be entitled to exercise all such rights of Lehman Capital under the Sale and Servicing Agreement, as if the Depositor had been a party to the Sale and Servicing Agreement.

         Section 1.02. Delivery of Documents. (a) In connection with such transfer and assignment of the Mortgage Loans hereunder, Lehman Capital does hereby deliver, or cause to be delivered, to the Depositor (or its designee) the documents or instruments with respect to each Mortgage Loan (each a "Mortgage File") so transferred and assigned, as specified in the Sale and Servicing Agreement.

                  (b) For Mortgage Loans (if any) that have been prepaid in full after the Cut-off Date and prior to the Closing Date, Lehman Capital, in lieu of delivering the related Mortgage Files, herewith delivers to the Depositor an Officer's Certificate which shall include a statement to the effect that all amounts received in connection with such prepayment that are required to be deposited in the account maintained by the Servicer for such purpose have been so deposited.

         Section 1.03. Review of Documentation. The Depositor, by execution and delivery hereof, acknowledges receipt of the Mortgage Files pertaining to the Mortgage Loans listed on the Mortgage Loan Schedule, subject to review thereof by [[U.S. Bank Trust National Association (the "Custodian")]], as custodian for the Depositor. The Custodian is required to review, within 45 days following the Closing Date, the Mortgage File. If in the course of such review a Custodian identifies any Material Defect, Lehman Capital shall be obligated to cure such defect or to repurchase the related Mortgage Loan from the Depositor (or, at the direction of and on behalf of the Depositor, from the Trust Fund), or to substitute a Qualifying Substitute Mortgage Loan therefor, in each case to the same extent and in the same manner as the Depositor is obligated to the Trustee and the Trust Fund under Section 2.02(c) of the Trust Agreement.

         Section 1.04. Representations and Warranties of Lehman Capital. (a) Lehman Capital hereby represents and warrants to the Depositor that as of the date hereof that:

              (i) Lehman Capital is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and has full corporate power and authority to own its property, to carry on its business as presently conducted, and to enter into and perform its obligations under this Agreement;

              (ii)the execution and delivery by Lehman Capital of this Agreement have been duly authorized by all necessary corporate action on the part of Lehman Capital; neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on Lehman Capital or its properties or the certificate of incorporation or bylaws of Lehman Capital;

              (iii) the execution, delivery and performance by Lehman Capital of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof;

              (iv)this Agreement has been duly executed and delivered by Lehman Capital and, assuming due authorization, execution and delivery by the Depositor, constitutes a valid and binding obligation of Lehman Capital enforceable against it in accordance with its terms except as such enforceability may be subject to (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally and (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law; and

              (v) there are no actions, suits or proceedings pending or, to the knowledge of Lehman Capital, threatened or likely to be asserted against or affecting Lehman Capital, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Agreement or (B) with respect to any other matter which in the judgment of Lehman Capital will be determined adversely to Lehman Capital and will if determined adversely to Lehman Capital materially and adversely affect it or its business, assets, operations or condition, financial or otherwise, or adversely affect its ability to perform its obligations under this Agreement.

         (b) The representations and warranties of the Sellers with respect to the related Mortgage Loans in the Sale and Servicing Agreement were made as of the date specified in the Sale and Servicing Agreement. To the extent that any fact, condition or event with respect to a Mortgage Loan constitutes a breach of both (i) a representation or warranty of either Seller under the Sale and Servicing Agreement and (ii) a representation or warranty of Lehman Capital under this Agreement, the only right or remedy of the Depositor shall be the right to enforce the obligations of the applicable Seller under any applicable representation or warranty made by it. The Depositor acknowledges and agrees that the representations and warranties of Lehman Capital in this Section 1.04(b) are applicable only to facts or conditions that arise or events that occur subsequent to the date as of which the representation and warranties with respect to the related Mortgage Loans in the Sale and Servicing Agreements were made, and which do not constitute a breach of any representation or warranty made by either Seller in Section 3.02 of the Sale and Servicing Agreement. Lehman Capital shall have no obligation or liability with respect to any breach of a representation or warranty made by it with respect to the Mortgage Loans if the fact, condition or event constituting such breach also constitutes a breach of a representation or warranty made by either Seller in Section 3.02 of the Sale and Servicing Agreement, without regard to whether such Seller fulfills its contractual obligations in respect of such representation or warranty. Subject to the foregoing, Lehman Capital represents and warrants upon delivery of the Mortgage Loans to the Depositor hereunder, as to each, that:

              (i) The information set forth with respect to the Mortgage Loans on the Mortgage Loan Schedule provides an accurate listing of the Mortgage Loans, and the information with respect to each Mortgage Loan on the Mortgage Loan Schedule is true and correct in all material respects at the date or dates respecting which such information is given;

              (ii)There are no defaults in complying with the terms of any Mortgage, and Lehman Capital has no notice as to any taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing but which have not been paid;

              (iii) Except in the case of Cooperative Loans, each Mortgage requires all buildings or other improvements on the related Mortgaged Property to be insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the related Mortgaged Property is located pursuant to insurance policies conforming to the requirements of the guidelines of FNMA or FHLMC. If upon origination of the Mortgage Loan, the Mortgaged Property was in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Flood Insurance Administration is in effect which policy conforms to the requirements of the current guidelines of the Federal Flood Insurance Administration. All individual insurance polices contain a standard mortgagee clause naming the related Seller and its successors and assigns as mortgagee, and all premiums thereon have been paid. Each Mortgage obligates the related Mortgagor thereunder to maintain the hazard insurance policy at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at such Mortgagor's cost and expense, and to seek reimbursement therefor from the Mortgagor. Where required by state law or regulation, each Mortgagor has been given an opportunity to choose the carrier of the required hazard insurance, provided the policy is not a "master" or "blanket" hazard insurance policy covering the common facilities of a planned unit development. The hazard insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of the Depositor upon the consummation of the transactions contemplated by this Agreement.

              (iv) Each Mortgage has not been satisfied, cancelled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or recision;

              (v) Each Mortgage evidences a valid, subsisting, enforceable and perfected first lien on the related Mortgaged Property (including all improvements on the Mortgaged Property). The lien of the Mortgage is subject only to: (1) liens of current real property taxes and assessments not yet due and payable and, if the related Mortgaged Property is a condominium unit, any lien for common charges permitted by statute, (2) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the area in which the related Mortgaged Property is located and specifically referred to in the lender's Title Insurance Policy or attorney's opinion of title and abstract of title delivered to the originator of such Mortgage Loan, and (3) such other matters to which like properties are commonly subject which do not, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage. Any security agreement, chattel mortgage or equivalent document related to, and delivered to the Trustee in connection with, a Mortgage Loan establishes a valid, subsisting and enforceable first lien on the property described therein and the Depositor has full right to sell and assign the same to the Trustee;

              (vi) Immediately prior to the transfer and assignment of the Mortgage Loans to the Depositor, Lehman Capital was the sole owner of record and holder of each Mortgage Loan, and Lehman Capital had good and marketable title thereto, and has full right to transfer and sell each Mortgage Loan to the Depositor free and clear, except as described in paragraph (v) above, of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and has full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to this Agreement;

              (vii) Each Mortgage Loan other than any Cooperative Loan is covered by either (i) an attorney's opinion of title and abstract of title the form and substance of which is generally acceptable to mortgage lending institutions originating mortgage loans in the locality where the related Mortgaged Property is located or (ii) an ALTA mortgagee Title Insurance Policy or other generally acceptable form of policy of insurance, issued by a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the originator of the Mortgage Loan, and its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan (subject only to the exceptions described in paragraph (v) above. If the Mortgaged Property is a condominium unit located in a state in which a title insurer will generally issue an endorsement, then the related Title Insurance Policy contains an endorsement insuring the validity of the creation of the condominium form of ownership with respect to the project in which such unit is located. With respect to any Title Insurance Policy, the originator is the sole insured of such mortgagee Title Insurance Policy, such mortgagee Title Insurance Policy is in full force and effect and will inure to the benefit of the Depositor upon the consummation of the transactions contemplated by this Agreement, no claims have been made under such mortgagee Title Insurance Policy and no prior holder of the related Mortgage, including Lehman Capital, has done, by act or omission, anything that would impair the coverage of such mortgagee Title Insurance Policy;

              (viii) To the best of Lehman Capital's knowledge, no foreclosure action is being threatened or commenced with respect to any Mortgage Loan. There is no proceeding pending for the total or partial condemnation of any Mortgaged Property (or, in the case of a Cooperative Loan, the related cooperative unit) and each such property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to have a material adverse effect on the value of the related Mortgaged Property as security for the related Mortgage Loan or the use for which the premises were intended;

              (ix) There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under the law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

              (x) Each Mortgage Loan was originated by a savings and loan association, savings bank, commercial bank, credit union, insurance company, or similar institution which is supervised and examined by a Federal or State authority, or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act; and

              (xi) Each Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G of the Code and Treas. Reg. ss.1.860G-2.

         It is understood and agreed that the representations and warranties set forth herein survive delivery of the Mortgage Files and the Assignment of Mortgage of each Mortgage Loan to the Depositor. Upon discovery by either Lehman Capital or the Depositor of a breach of any of the foregoing representations and warranties that adversely and materially affects the value of the related Mortgage Loan, and that does not also constitute a breach of a representation or warranty of either Seller under Section 3.02 of the Sale and Servicing Agreement, the party discovering such breach shall give prompt written notice to the other party. Within 60 days of the discovery of any such breach, Lehman Capital shall either (a) cure such breach in all material respects, (b) repurchase such Mortgage Loan or any property acquired in respect thereof from the Depositor at the applicable Purchase Price or (c) within the two year period following the Closing Date, substitute a Qualifying Substitute Mortgage Loan for the affected Mortgage Loan.

         Section 1.05. Grant Clause. It is intended that the conveyance of Lehman Capital's right, title and interest in and to Mortgage Loans and other property conveyed pursuant to this Agreement shall constitute, and shall be construed as, a sale of such property and not a grant of a security interest to secure a loan. However, if such conveyance is deemed to be in respect of a loan, it is intended that: (1) the rights and obligations of the parties shall be established pursuant to the terms of this Agreement; (2) Lehman Capital hereby grants to the Depositor a first priority security interest in all of Lehman Capital's right, title and interest in, to and under, whether now owned or hereafter acquired, such Mortgage Loans and other property; and (3) this Agreement shall constitute a security agreement under applicable law.

         Section 1.06. Assignment by Depositor. The Depositor shall have the right, upon notice to but without the consent of Lehman Capital, to assign, in whole or in part, its interest under this Agreement, with respect to the Mortgage Loans to the Trustee, and the Trustee then shall succeed to all rights of the Depositor under this Agreement. All references to the Depositor in this Agreement shall be deemed to include its assignee or designee, specifically including the Trustee.

                                  ARTICLE II.

                           MISCELLANEOUS PROVISIONS

         Section 2.01. Binding Nature of Agreement; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         Section 2.02. Entire Agreement. This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

         Section 2.03. Amendment. (a) This Agreement may be amended from time to time by Lehman Capital and the Depositor, without notice to or the consent of any of the Holders, (i) to cure any ambiguity, (ii) to cause the provisions herein to conform to or be consistent with or in furtherance of the statements made with respect to the Certificates, the Trust Fund, the Trust Agreement or this Agreement in any Offering Document; or to correct or supplement any provision herein which may be inconsistent with any other provisions herein,
(iii) to make any other provisions with respect to matters or questions arising under this Agreement or (iv) to add, delete, or amend any provisions to the extent necessary or desirable to comply with any requirements imposed by the Code and the REMIC Provisions. No such amendment effected pursuant to clause (iii) of the preceding sentence shall adversely affect in any material respect the interests of any Holder. Any such amendment shall be deemed not to adversely affect in any material respect any Holder, if the Trustee receives written confirmation from each Rating Agency that such amendment will not cause such Rating Agency to reduce the then current rating assigned to the Certificates (and any Opinion of Counsel requested by the Trustee in connection with any such amendment may rely expressly on such confirmation as the basis therefor).

         (b) This Agreement may also be amended from time to time by Lehman Capital and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Certificate Principal Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without, the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Certificate Principal Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Certificate Principal Amount (or Percentage Interest) of each Class of Certificates affected thereby. For purposes of this paragraph, references to "Holder" or "Holders" shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.

         (c) It shall not be necessary for the consent of Holders under this
Section 2.03 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Holders shall be subject to such reasonable regulations as the Trustee may prescribe.

         Section 2.04. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

         Section 2.05. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

         Section 2.06. Indulgences; No Waivers. Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

         Section 2.07. Headings Not to Affect Interpretation. The headings contained in this Agreement are for convenience of reference only, and they shall not be used in the interpretation hereof.

         Section 2.08. Benefits of Agreement. Nothing in this Agreement, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder, any benefit or any legal or equitable right, power, remedy or claim under this Agreement.

         Section 2.09. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, Lehman Capital and the Depositor have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.



                         LEHMAN CAPITAL, A DIVISION OF
                         LEHMAN BROTHERS HOLDINGS INC.



                         By:  /s/  Joseph J. Kelly
                              ---------------------------
                              Name:  Joseph J. Kelly
                              Title:  Authorized Signatory


                          STRUCTURED ASSET SECURITIES CORPORATION



                          By:  /s/  Stanley Labanowski
                               ----------------------------
                               Name:  Stanley Labanowski
                               Title:  Vice President

                                  SCHEDULE A

                            MORTGAGE LOAN SCHEDULE

                                                                 Execution Copy

===============================================================================



         LEHMAN CAPITAL, A DIVISION OF LEHMAN BROTHERS HOLDINGS INC.,

                                                     Purchaser

                                      and

                         CENDANT MORTGAGE CORPORATION,

                                                     Seller and Servicer

                                      and

                      CENDANT RESIDENTIAL MORTGAGE TRUST,

                                                     Seller




                 ---------------------------------------------

                  SELLER'S WARRANTIES AND SERVICING AGREEMENT

                         Dated as of November 1, 1998

                 ---------------------------------------------




              Conventional Residential Fixed Rate Mortgage Loans
                             Group No. 1998-CD-01





===============================================================================

                               TABLE OF CONTENTS


                                   ARTICLE I

                                  DEFINITIONS



                                  ARTICLE II

             CONVEYANCE OF MORTGAGE LOANS; POSSESSION OF MORTGAGE
           FILES; MAINTENANCE OF SERVICING FILES; BOOKS AND RECORDS;
                  CUSTODIAL AGREEMENT; DELIVERY OF DOCUMENTS

Section 2.01  Conveyance of Mortgage Loans; Possession of Mortgage Files;
                   Maintenance of Servicing Files............................11
Section 2.02  Books and Records; Transfers of Mortgage Loans.................11
Section 2.03  Custodial Agreement:  Delivery of Documents....................12

                                  ARTICLE III

              REPRESENTATIONS AND WARRANTIES; REMEDIES AND BREACH

Section 3.01  Sellers Representations and Warranties.........................13
Section 3.02  Servicer Representations and Warranties........................15
Section 3.03  Representations and Warranties Regarding Individual
                   Mortgage Loans............................................17
Section 3.04  Remedies for Breach of Representations and Warranties..........26
Section 3.05  Restrictions and Requirements Applicable in the Event that a Mortgage Loan is Acquired by a REMIC....................28
Section 3.06  Purchaser Representations and Warranties.......................29


                                  ARTICLE IV

                ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 4.01  CMC to Act as Servicer.........................................30
Section 4.02  Liquidation of Mortgage Loans..................................32
Section 4.03  Collection of Mortgage Loan Payments...........................33
Section 4.04  Establishment of and Deposits to Custodial Account.............33
Section 4.05  Permitted Withdrawals From Custodial Account...................35
Section 4.06  Establishment of and Deposits to Escrow Account................36
Section 4.07  Permitted Withdrawals From Escrow Account......................37
Section 4.08  Payment of Taxes, Insurance and Other Charges..................37
Section 4.09  Protection of Accounts.........................................38
Section 4.10  Maintenance of Hazard Insurance................................38
Section 4.11  Maintenance of Mortgage Impairment Insurance...................40
Section 4.12  Maintenance of Fidelity Bond and Errors and Omissions
                   Insurance.................................................40
Section 4.13  Inspections....................................................41
Section 4.14  Restoration of Mortgaged Property..............................41
Section 4.15  Maintenance of PMI Policy; Claims..............................42
Section 4.16  Title, Management and Disposition of REO Property..............42
Section 4.17  Real Estate Owned Reports......................................44
Section 4.18  Liquidation Reports............................................44
Section 4.19  Reports of Foreclosures and Abandonments of Mortgaged
                   Property..................................................44


                                   ARTICLE V

                             PAYMENTS TO PURCHASER

Section 5.01  Remittances....................................................45
Section 5.02  Statements to Purchaser........................................45
Section 5.03  Monthly Advances by Servicer...................................46


                                  ARTICLE VI

                         GENERAL SERVICING PROCEDURES

Section 6.0l  Transfers of Mortgaged Property................................47
Section 6.02  Satisfaction of Mortgages and Release of Mortgage Files........47
Section 6.03  Servicing Compensation.........................................48
Section 6.04  Annual Statement as to Compliance..............................48
Section 6.05  Annual Independent Public Accountants'Servicing Report.........48
Section 6.06  Right to Examine Servicer Records..............................49


                                  ARTICLE VII

                                SECURITIZATION

Section 7.01  Securitization.................................................49
Section 7.02  Bring-down of Representations and Warranties...................50


                                 ARTICLE VIII

                     SELLERS AND THE SERVICER TO COOPERATE

Section 8.01  Provision of Information.......................................50
Section 8.02  Financial Statements; Servicing Facility.......................51


                                  ARTICLE IX

                         THE SELLERS AND THE SERVICER

Section 9.01  Indemnification; Third Party Claims............................51
Section 9.02  Merger or Consolidation of the Sellers or the Servicer.........52
Section 9.03  Limitation on Liability of Servicer and Others.................52
Section 9.04  Limitation on Resignation and Assignment by Servicer...........53


                                   ARTICLE X

                                    DEFAULT

Section 10.01  Events of Default.............................................53
Section 10.02  Waiver of Defaults............................................55


                                  ARTICLE XI

                                  TERMINATION

Section 11.01  Termination...................................................55
Section 11.02  Termination Without Cause.....................................55


                                  ARTICLE XII

                           MISCELLANEOUS PROVISIONS

Section 12.01  Successor to Servicer.........................................56
Section 12.02  Amendment.....................................................57
Section 12.03  Governing Law.................................................57
Section 12.04  Duration of Agreement.........................................57
Section 12.05  Notices.......................................................57
Section 12.06  Severability of Provisions....................................58
Section 12.07  Relationship of Parties.......................................58
Section 12.08  Execution; Successors and Assigns.............................58
Section 12.09  Recordation of Assignments of Mortgage........................59
Section 12.10  Assignment by Purchaser.......................................59
Section 12.11  No Personal Solicitation......................................59
Section 12.12  Joint and Several Liability...................................59

                                   EXHIBITS

EXHIBIT A-1      MORTGAGE LOAN SCHEDULE - CENDANT MORTGAGE CORPORATION

EXHIBIT A-2      MORTGAGE LOAN SCHEDULE - CENDANT RESIDENTIAL MORTGAGE TRUST

EXHIBIT B-1      CONTENTS OF EACH MORTGAGE FILE

EXHIBIT B-2      CONTENTS OF EACH SERVICING FILE

EXHIBIT C        CUSTODIAL AGREEMENT

EXHIBIT D-1      FORM OF CUSTODIAL ACCOUNT CERTIFICATION

EXHIBIT D-2      FORM OF CUSTODIAL ACCOUNT LETTER AGREEMENT

EXHIBIT E-1      FORM OF ESCROW ACCOUNT CERTIFICATION

EXHIBIT E-2      FORM OF ESCROW ACCOUNT LETTER AGREEMENT

EXHIBIT F        FORM OF MONTHLY REMITTANCE ADVICE

EXHIBIT G        EXCEPTIONS TO SALES MANUAL GUIDELINES

EXHIBIT H        SELLER-PAID PMI MORTGAGE LOANS

          This is a Seller's Warranties and Servicing Agreement for conventional fixed rate residential first mortgage loans, dated and effective as of November 1, 1998, and is executed between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as purchaser (the "Purchaser"), Cendant
Mortgage Corporation, as seller ("CMC" or "Seller" or, in its role as servicer, the "Servicer") and Cendant Residential Mortgage Trust, as seller ("CRMT" or "Seller", together with CMC, the "Sellers").

                              W I T N E S S E T H
                              - - - - - - - - - -

          WHEREAS, the Purchaser has agreed to purchase from the Sellers and the Sellers have agreed to sell to the Purchaser certain Mortgage Loans which have an aggregate outstanding principal balance as of the close of business on the Cut-off Date, after deduction of principal payments due on or before such date of $243,400,121.99;

          WHEREAS, each of the Mortgage Loans is secured by a mortgage, deed of trust or other security instrument creating a first lien on a residential dwelling located in the jurisdiction indicated on the Mortgage Loan Schedule, which is annexed hereto as Exhibit A; and

          WHEREAS, the Purchaser and the Sellers wish to prescribe the manner of delivery of the Mortgage Loans to Purchaser and the management, servicing and control of the Mortgage Loans.

          NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Purchaser and the Sellers agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

          Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

          Accepted  Servicing  Practices:  With respect to any Mortgage  Loan,
          ------------------------------
those mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located.

          Agreement:  This Seller's Warranties and Servicing Agreement and all
          ---------
amendments hereof and supplements hereto.

          ALTA: The American Land Title Association or any successor thereto.
          ----

          Ancillary Income:  All income derived from the Mortgage Loans, other
          ----------------
than Servicing Fees, including but not limited to, (a) interest which represents the excess, if any, of the Mortgage Interest Rate over the sum of
(i) the Mortgage Loan Remittance Rate, (ii) the Servicing Fee Rate and (iii) with respect to each Mortgage Loan listed on Exhibit H, the PMI Fee Rate; (b) late charges; (c) prepayment fees; (d) fees received with respect to checks or bank drafts returned by the related bank for non-sufficient funds; (e) optional insurance administrative fees; and (f) all other incidental fees and charges.

          Appraised  Value:  The  value  set  forth  in an  appraisal  made in
          ----------------
connection with the origination of the related Mortgage Loan as the value of the Mortgaged Property.

          Assignment of Mortgage:  An  assignment  of the Mortgage,  notice of
          ----------------------
transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage to the Purchaser.

          BIF:  The Bank Insurance Fund, or any successor thereto.
          ---

          Breach: As defined in Section 3.03.
          ------

          Business Day: Any day other than (i) a Saturday or Sunday, or (ii) a
          ------------
day on which banking and savings and loan institutions in the States of New York and New Jersey are authorized or obligated by law or executive order to be closed.

          Certificates: Any and all of the Certificates issued pursuant to the
          ------------
Trust Agreement.

          Closing Date: November 12, 1998.
          ------------

          Code:  The Internal  Revenue Code of 1986, as it may be amended from
          ----
time to time or any successor statute thereto, and applicable U.S. Department of the Treasury regulations issued pursuant thereto.

          Condemnation  Proceeds:  All awards or  settlements  in respect of a
          ----------------------
Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

          Custodial  Account:  The  separate  account or accounts  created and
          ------------------
maintained pursuant to Section 4.04.

          Custodial Agreement:  The Custodial Agreement,  dated as of February
          -------------------
1, 1993, as amended by (a) that certain Amendment to Custodial Agreement with respect to Mortgage Loans secured by Co-op shares; (b) that certain Amendment to Custodial Agreement with respect to FHA insured Mortgage Loans; and (c) that certain Amendment Number 3 to Custodial Agreement dated as of July 7, 1995, by and between Lehman Capital Corporation, as owner and initial servicer, and U.S. Bank Trust National Association (formerly known as First Trust National Association), a copy of which is annexed hereto as Exhibit C.

          Custodian:  The  custodian  under the  Custodial  Agreement,  or its
          ---------
successor in interest or assigns, or any successor to the Custodian under the Custodial Agreement as provided therein.

          Cut-off Date: November 1, 1998.
          ------------

          Deleted  Mortgage  Loan: A Mortgage Loan which is repurchased by the
          -----------------------
Sellers in accordance with the terms of this Agreement and which is, in the case of a substitution pursuant to Section 3.03, replaced or to be replaced with a Qualified Substitute Mortgage Loan.

          Depositor:  The person  designated as "Depositor" under the relevant
          ---------
agreement or agreements executed in connection with the Securitization, or its successor in interest or assigns.

          Determination   Date:  The  last  day  Business  Day  prior  to  the
          --------------------
Remittance Date.

          Disqualified  Organization:  An  organization  defined  as  such  in
          --------------------------
Section 860E(e) of the Code.

          Due Date:  The day of the month on which the Monthly  Payment is due
          --------
on a Mortgage Loan, exclusive of any days of grace. With respect to the Mortgage Loans for which payment from the Mortgagor is due on a day other than the first day of the month, such Mortgage Loans will be treated as if the Monthly Payment is due on the first day of the month following the actual Due Date.

          Due  Period:  With  respect  to each  Remittance  Date,  the  period
          -----------
commencing on the second day of the month preceding the month of the Remittance Date and ending in the first day of the month of the Remittance Date.

          Eligible  Investments:  Any  one  or  more  of the  obligations  and
          ---------------------
securities listed below which investment provides for a date of maturity not later than the Determination Date in each month:

                    (i) direct obligations of, and obligations fully guaranteed by, the United States of America, or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America; and

                    (ii) federal funds, demand and time deposits in, certificates of deposits of, or bankers' acceptances issued by, any depository institution or trust company incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, so long as at the time of such investment or contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt obligations of such holding company) are rated in one of two of the highest ratings by each of Standard & Poor's, Fitch and Moody's and the long-term debt obligations of such holding company) are rated in one of two of the highest ratings, by each of Standard & Poor's, Fitch and Moody's, and the long-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the long-term debt obligations of such holding company) are rated in one of two of the highest ratings, by each of Standard & Poor's, Fitch and Moody's;

provided, however, that no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

          Errors and  Omissions  Insurance  Policy:  An errors  and  omissions
          ----------------------------------------
insurance policy to be maintained by the Sellers pursuant to Section 4.12.

          Escrow  Account:  The  separate  account  or  accounts  created  and
          ---------------
maintained pursuant to Section 4.06.

          Escrow  Payments:  With  respect to any Mortgage  Loan,  the amounts
          ----------------
constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage, applicable law or any other related document.

          Event  of  Default:  Any  one of  the  conditions  or  circumstances
          ------------------
enumerated in Section 10.01.

          FDIC: The Federal Deposit  Insurance  Corporation,  or any successor
          ----
thereto.

          FHLMC: The Federal Home Loan Mortgage Corporation,  or any successor
          -----
thereto.

          Fidelity  Bond:  A fidelity  bond to be  maintained  by the  Sellers
          --------------
pursuant to Section 4.12.

          First Remittance Date: December 18, 1998.
          ---------------------

          Fitch: Fitch Investors Service, L.P., or its successor in interest.
          -----

          FNMA: The Federal National  Mortgage  Association,  or any successor
          ----
thereto.

          FNMA Guides:  The FNMA Sellers' Guide and the FNMA Servicers'  Guide
          -----------
and all amendments or additions thereto.

          Insurance Proceeds:  With respect to each Mortgage Loan, proceeds of
          ------------------
insurance  policies  insuring  the  Mortgage  Loan  or the  related  Mortgaged
Property.

          Liquidation   Proceeds:   Cash  received  in  connection   with  the
          ----------------------
liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise, or the sale of the related Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan.

          Loan-to-Value  Ratio or LTV: With respect to any Mortgage  Loan, the
          ---------------------------
ratio of the Stated Principal Balance of the Mortgage Loan as of the date of origination (unless otherwise indicated) to the lesser of (a) the Appraised Value of the Mortgaged Property and (b) if the Mortgage Loan was made to finance the acquisition of the related Mortgaged Property, the purchase price of the Mortgaged Property, expressed as a percentage.

          Monthly  Advance:  The portion of Monthly  Payment  delinquent  with
          ----------------
respect to each Mortgage Loan at the close of business on the Determination Date required to be advanced by the Servicer pursuant to Section 5.03 on the Business Day immediately preceding the Remittance Date of the related month.

          Moody's:  Moody's  Investors  Services,  Inc.,  or its  successor in
          -------
interest.

          Monthly  Payment:  The  scheduled  monthly  payment of principal and
          ----------------
interest on a Mortgage Loan.

          Mortgage: The mortgage, deed of trust or other instrument securing a
          --------
Mortgage Note, which creates a first lien on an unsubordinated estate in fee simple in real property securing the Mortgage Note.

          Mortgage  File:   The  Mortgage  Loan  Documents   pertaining  to  a
          --------------
particular Mortgage Loan listed in Exhibit B-1 annexed hereto, and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

          Mortgage  Impairment  Insurance  Policy:  A mortgage  impairment  or
          ---------------------------------------
blanket hazard insurance policy as described in Section 4.11.

          Mortgage  Interest  Rate:  The annual  rate of  interest  borne on a
          ------------------------
Mortgage Note in accordance with the provisions of the Mortgage Note.

          Mortgage  Loan: An individual  Mortgage Loan which is the subject of
          --------------
this Agreement, each Mortgage Loan originally sold and subject to this Agreement being identified on the Mortgage Loan Schedule, which Mortgage Loan includes without limitation the Mortgage File and the Servicing File, and as they apply to the period from and after the Cut-off Date, all the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

          Mortgage Loan Documents:  The documents  required to be delivered or
          -----------------------
maintained pursuant to this Agreement.

          Mortgage Loan Remittance Rate: The annual rate of interest  remitted
          -----------------------------
to the Purchaser, which shall be equal to 6.65%.

          Mortgage Loan Schedule:  A schedule of Mortgage Loans annexed hereto
          ----------------------
as Exhibit A-1 (with respect to Mortgage Loans being sold by CMC) or Exhibit A-2 (with respect to Mortgage Loans being sold by CRMT), such schedule setting forth the following information with respect to each of the applicable Mortgage Loans: (1) the applicable Seller's Mortgage Loan identifying number;
(2) the Mortgagor's name; (3) the street address of the Mortgaged Property including the city, state and the zip code; (4) a code indicating whether the Mortgaged Property is a single family residence, a 2-4 family residence, a townhouse, a condominium unit or a unit in a planned unit development; (5) the original months to maturity or the remaining months to maturity from the Cut-off Date, in any case based on the original amortization schedule, and if different, the maturity expressed in the same manner but based on the actual amortization schedule; (6) the Loan-to-Value Ratio at origination; (7) the Mortgage Interest Rate as of the Cut-off Date; (8) the date on which the Mortgage Loan was originated and the first payment date of the Mortgage Loan;
(9) the stated maturity date; (10) the amount of the Monthly Payment and the Mortgage Interest Rate; (11) the last payment date on which a payment was actually applied to the outstanding principal balance and the next payment date; (12) the original principal amount of the Mortgage Loan; (13) the principal balance of the Mortgage Loan as of the close of business on the Cut-off Date, after deduction of payments of principal due on or before the Cut-off Date, whether or not collected; (14) the Mortgage Loan Remittance Rate as of the Cut-off Date; (15) the PMI Policy certificate number; (16) the PMI Policy coverage percentage; (17) a code indicating the occupancy status; (18) a code indicating the loan purpose and the loan documentation type; and (19) the Mortgagor's FICO score and the FICO score of any co-borrower. With respect to the Mortgage Loans in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the Cut-off Date: (1) the number of Mortgage Loans; (2) the current aggregate outstanding principal balance of the Mortgage Loans; (3) the weighted average Mortgage Interest Rate of the Mortgage Loans; and (4) the weighted average maturity of the Mortgage Loans.

          Mortgage Note: The note or other evidence of the  indebtedness  of a
          -------------
Mortgagor secured by a Mortgage.

          Mortgaged Property:  The real property and all improvements  thereon
          ------------------
securing repayment of the debt evidenced by a Mortgage Note.

          Mortgagor: The obligor on a Mortgage Note.
          ---------

          Nonrecoverable  Advance:  With  respect to any  Mortgage  Loan,  any
          -----------------------
Monthly Advance which, in the judgment of Servicer, may not be ultimately recoverable by the Servicer from Liquidation Proceeds, Insurance Proceeds, Condemnation Proceeds or otherwise.

          Officer's  Certificate:  A certificate signed by the Chairman of the
          ----------------------
Board or the Vice Chairman of the Board or the President or a Vice President or an Assistant Vice President and by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Sellers, and delivered to the Purchaser as required by this Agreement.

          Opinion of  Counsel:  A written  opinion of  counsel,  who may be an
          -------------------
employee of the Sellers, reasonably acceptable to the Purchaser, provided that any Opinion of Counsel relating to (a) qualification of the Mortgage Loans in a REMIC or (b) compliance with the REMIC Provisions, must be an opinion of counsel who (i) is in fact independent of the Sellers and any master servicer of the Mortgage Loans, (ii) does not have any material direct or indirect financial interest in the Sellers or any master servicer of the Mortgage Loans or in an affiliate of either and (iii) is not connected with the Sellers or any master servicer of the Mortgage Loans as an officer, employee, director or person performing similar functions.

          Person:  Any individual,  corporation,  limited  liability  company,
          ------
partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof.

          PMI Fee Rate: The PMI fee rate set forth opposite each Mortgage Loan
          ------------
listed on Exhibit H.

          PMI Policy: A policy of primary mortgage  guaranty  insurance issued
          ----------
by a Qualified Insurer, as required by this Agreement with respect to certain Mortgage Loans.

          Prepayment  Interest Shortfall Amount:  With respect to any Mortgage
          -------------------------------------
Loan that was subject to a Principal Prepayment in full or in part during any Prepayment Period, which Principal Prepayment was applied to such Mortgage Loan prior to such Mortgage Loan's Due Date in such Due Period, the amount of interest (net the related Servicing Fee) that would have accrued on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to such Mortgage Loan and ending on the day immediately preceding such Due Date, inclusive.

          Prepayment  Period:  The  month  preceding  the  month in which  the
          ------------------
related Remittance Date occurs.

          Prime Rate:  The prime rate  announced  to be in effect from time to
          ----------
time, as published as the average rate in The Wall Street Journal.

          Principal Prepayment:  Any payment or other recovery of principal on
          --------------------
a Mortgage Loan which is received in advance of its scheduled Due Date and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

          Purchaser:  Lehman Capital,  A Division of Lehman Brothers  Holdings
          ---------
Inc. or its successor in interest or any assignee thereof under this Agreement as herein provided.

          Qualified Depository: A depository the accounts of which are insured
          --------------------
by the FDIC through the BIF or the SAIF and the debt obligations of which are rated AA (or the equivalent) or better by Standard & Poor's and Aa2 (or the equivalent) or better by Moody's.

          Qualified  Insurer:  A  mortgage  guaranty  insurance  company  duly
          ------------------
authorized and licensed where required by law to transact mortgage guaranty insurance business and approved as an insurer by FNMA or FHLMC.

          Qualified  Substitute  Mortgage Loan: A mortgage loan eligible to be
          ------------------------------------
substituted by the Sellers for a Deleted Mortgage Loan which must, on the date of such substitution, (i) have an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution (or in the case of a substitution of more than one mortgage loan for a Deleted Mortgage Loan, an aggregate principal balance), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan; (ii) have a Mortgage Loan Remittance Rate not less than and not more than 2% greater than the Mortgage Loan Remittance Rate of the Deleted Mortgage Loan; (iii) have a remaining term to maturity not greater than and not more than one year less than that of the Deleted Mortgage Loan; (iv) comply with each representation and warranty set forth in Sections 3.01 and 3.02; and (v) has a Loan-to-Value Ratio as of the date of such substitution not greater than that of the related Deleted Mortgage Loan.

          Rating Agency:  Any of Fitch,  Moody's or Standard & Poor's,  Duff &
          -------------
Phelps or their respective successors designated by the Purchaser.

          Record Date:  The close of business of the last  Business Day of the
          -----------
month preceding the month of the related Remittance Date.

          REMIC:  A "real  estate  mortgage  investment  conduit"  within  the
          -----
meaning of Section 860D of the Code.

          REMIC Provisions:  Provisions of the federal income tax law relating
          ----------------
to a REMIC, which appear at Section 860A through 86OG of Subchapter M of Chapter 1, Subtitle A of the Code, and related provisions, and regulations, rulings or pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.

          Remittance Date: The 18th day (or if such 18th day is not a Business
          ---------------
Day, the first Business Day immediately following) of any month, beginning with the First Remittance Date.

          REO Disposition: The final sale by the Servicer of any REO Property.
          ---------------

          REO Disposition  Proceeds:  All amounts  received with respect to an
          -------------------------
REO Disposition pursuant to Section 4.16.

          REO  Property:  A Mortgaged  Property  acquired  by the  Servicer on
          -------------
behalf of the Purchaser through foreclosure or by deed in lieu of foreclosure, as described in Section 4.16.

          Repurchase  Price:  With respect to any Mortgage Loan, a price equal
          -----------------
to (i) the Stated Principal Balance of the Mortgage Loan plus (ii) interest on such Stated Principal Balance at the Mortgage Loan Remittance Rate from the date on which interest has last been paid and distributed to the Purchaser to the date of repurchase, less amounts received or advanced in respect of such repurchased Mortgage Loan which are being held in the Custodial Account for distribution in the month of repurchase.

          SAIF:  The Savings  Association  Insurance  Fund,  or any  successor
          ----
thereto.

          Sales Manual  Guidelines:  the standard  underwriting  guidelines of
          ------------------------
FNMA or FHLMC with respect to the origination of the Mortgage Loans, except as otherwise provided in Exhibit G hereto.

          Securities  Act of 1933 or the 1933 Act: The Securities Act of 1933,
          ---------------------------------------
as amended.

          Securitization: As defined in Section 7.01.
          --------------

          Seller: Each of Cendant Mortgage Corporation and Cendant Residential
          ------
Mortgage Trust, or its successor in interest or assigns, or any successor thereto under this Agreement appointed as herein provided. "Sellers" shall refer to all such entities, collectively.

          Servicer:  Cendant Mortgage  Corporation,  acting in its capacity as
          --------
servicer under this Agreement, or its successor in interest or assigns, or any successor thereto under this Agreement appointed as herein provided.

          Servicing Advances: All customary,  reasonable and necessary "out of
          ------------------
pocket" costs and expenses other than Monthly Advances (including reasonable attorneys' fees and disbursements) incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property, (b) any enforcement or judicial proceedings, including foreclosures, (c) the management and liquidation of any REO Property and (d) compliance with the obligations under Section 4.08.

          Servicing Fee: With respect to each Mortgage Loan, the amount of the
          -------------
monthly fee the Purchaser shall pay to the Servicer, which shall, for a period of one full month, be equal to one-twelfth of the product of (a) the Servicing Fee Rate and (b) the outstanding principal balance of such Mortgage Loan. Such fee shall be payable monthly, computed on the basis of the same principal amount and period respecting which any related interest payment on a Mortgage Loan is computed. The obligation of the Purchaser to pay the Servicing Fee is limited to, and the Servicing Fee is payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds, to the extent permitted by Section 4.05) of each Monthly Payment collected by the Servicer, or as otherwise provided under Section 4.05.

          Servicing Fee Rate: 20 basis points (0.20%) per annum.
          ------------------

          Servicing  File:  With  respect  to each  Mortgage  Loan,  the  file
          ---------------
retained by the Servicer consisting of the Mortgage Loan Documents listed on Exhibit B-2 annexed hereto.

          Servicing  Officer:  Any  officer  of the  Servicer  involved  in or
          ------------------
responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Servicer to the Purchaser upon request, as such list may from time to time be amended.

          Standard  &  Poor's:  Standard  & Poor's  Ratings  Services,  or its
          -------------------
successor in interest.

          Stated  Principal  Balance:  As  to  each  Mortgage  Loan,  (i)  the
          --------------------------
principal balance of the Mortgage Loan at the Cut-off Date after giving effect to payments of principal due on or before such date, whether or not received, minus (ii) all amounts previously distributed to the Purchaser with respect to the related Mortgage Loan representing payments or recoveries of principal and all Monthly Advances in lieu thereof.

          Subservicer:  Any  Subservicer  which is  subservicing  the Mortgage
          -----------
Loans pursuant to a Subservicing Agreement. Any subservicer shall meet the qualifications set forth in Section 4.01.

          Subservicing  Agreement:  An  agreement  between the  Servicer and a
          -----------------------
Subservicer for the servicing of the Mortgage Loans.

          Trust Agreement:  The trust agreement  between the Depositor and the
          ---------------
Trustee executed in connection with the Securitization.

          Trustee:   The  person  designated  as  "Trustee"  under  the  Trust
          -------
Agreement, or its successor in interest or assigns.


                                  ARTICLE II

          CONVEYANCE OF MORTGAGE LOANS; POSSESSION OF MORTGAGE FILES; MAINTENANCE OF SERVICING FILES; BOOKS AND RECORDS; CUSTODIAL AGREEMENT;
                             DELIVERY OF DOCUMENTS

          Section 2.01  Conveyance of Mortgage  Loans;  Possession of Mortgage
                        ------------------------------------------------------
Files; Maintenance of Servicing Files.
-------------------------------------

          The Sellers, simultaneously with the execution and delivery of this Agreement, do hereby sell, transfer, assign, set over and convey to the Purchaser, without recourse, but subject to the terms of this Agreement, all the right, title and interest of the Sellers in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans (other than payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date). Pursuant to Section 2.03, the Sellers have delivered the Mortgage Files to the Custodian.

          The contents of each Servicing File are and shall be held in trust by the Servicer for the benefit of the Purchaser as the owner thereof. The possession of each Servicing File by the Servicer is at the will of the Purchaser for the sole purpose of servicing the related Mortgage Loan, and such retention and possession by the Servicer is in a custodial capacity only. Upon the sale of the Mortgage Loans the ownership of each Mortgage Note, the related Mortgage and the related Mortgage File and Servicing File shall vest immediately in the Purchaser, and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Servicer shall vest immediately in the Purchaser and shall be retained and maintained by the Servicer, in trust, at the will of the Purchaser and only in such custodial capacity. Each Servicing File shall be marked and identified as owned by the Purchaser and shall be easily retrieved from other servicing files for mortgage loans which are not the Mortgage Loans. The Servicer shall release its custody of the contents of any Servicing File only in accordance with written instructions from the Purchaser, unless such release is required as incidental to the Servicer's servicing of the Mortgage Loans or is in connection with a repurchase of any Mortgage Loan pursuant to Section 3.03 or 6.02.

          Section 2.02 Books and Records; Transfers of Mortgage Loans.
                       ----------------------------------------------

          From and after the sale of the Mortgage Loans to the Purchaser all rights arising out of the Mortgage Loans including but not limited to all funds received by the Sellers on or in connection with the Mortgage Loans, shall be received and held by the Sellers in trust for the benefit of the Purchaser as owner of the Mortgage Loans, and the Sellers may, at the option of the Purchaser retain record title to the related Mortgages for the sole purpose of facilitating the servicing and the supervision of the servicing of the Mortgage Loans.

          The sale of each Mortgage Loan shall be reflected on the Sellers' balance sheet and other financial statements as a sale of assets by the Sellers. The Sellers shall be responsible for maintaining, and shall maintain books and records for each Mortgage Loan, which may be in the form of electronic media, and shall be marked clearly to reflect the ownership of each Mortgage Loan by the Purchaser. In particular, the Servicer shall maintain in its possession, available for inspection by the Purchaser, or its designee, and shall deliver to the Purchaser upon demand, evidence of compliance with all federal, state and local laws, rules and regulations, and requirements of FNMA or FHLMC, including but not limited to documentation as to the method used in determining the applicability of the provisions of the Flood Disaster Protection Act of 1973, as amended, to the Mortgaged Property, documentation evidencing insurance coverage and eligibility in accordance with the Sales Manual Guidelines of any condominium project for approval by FNMA and periodic inspection reports as required by Section 4.13. To the extent that original documents are not required for purposes of realization of Liquidation Proceeds or Insurance Proceeds, documents maintained by the Servicer may be in the form of microfilm or microfiche or such other reliable means of recreating original documents, including but not limited to, optical imagery techniques so long as the Servicer complies with the requirements of the FNMA Selling and Servicing Guide, as amended from time to time.

          The Servicer shall keep at its servicing office books and records in which, subject to such reasonable regulations as it may prescribe, the Servicer shall note on its books and records any transfers of Mortgage Loans. No transfer of a Mortgage Loan may be made unless such transfer is in compliance with the terms hereof. For the purposes of this Agreement, the Sellers shall be under no obligation to deal with any person with respect to this agreement or the Mortgage Loans unless the books and records show such person as the owner of the Mortgage Loan. The Purchaser may, subject to the terms of this Agreement, sell and transfer one or more of the Mortgage Loans, provided, however, that (i) the transferee will not be deemed to be a Purchaser hereunder binding upon the Sellers unless such transferee shall agree in writing to be bound by the terms of this Agreement and a copy of the instrument of transfer or assignment and assumption agreement executed by the transferring Purchaser and by the transferee Purchaser shall have been delivered to the Sellers; and (ii) no more than five (5) Persons at any given time may have the status of "Purchaser" hereunder, unless otherwise consented to by the Sellers, which consent shall not be unreasonably withheld. The Purchaser also shall advise the Sellers of the transfer. Upon receipt of notice of the transfer, the Sellers shall mark their respective books and records to reflect the ownership of the Mortgage Loans of such assignee, and shall release the previous Purchaser from its obligations hereunder with respect to the Mortgage Loans sold or transferred.

          Section 2.03 Custodial Agreement: Delivery of Documents.
                       ------------------------------------------

          Pursuant to the Custodial Agreement delivered to the Purchaser contemporaneously with the delivery of this Agreement, the Sellers shall deliver and release the Mortgage Files to the Custodian, at least seven (7) Business Days prior to the Closing Date.

          The Custodian has certified its receipt of all such Mortgage Files as evidenced by the Initial Certification of the Custodian in the form annexed to the Custodial Agreement. The Servicer shall be responsible for maintaining the Custodial Agreement for the benefit of the Purchaser; Purchaser shall pay all fees and expenses of the Custodian.

          The Servicer shall forward to the Custodian original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with Section 4.01 or 6.01 within one week of their execution, provided, however, that the Servicer shall provide the Custodian with a certified true copy certified by a Servicing Officer of any such document submitted for recordation within one week of its execution, and shall provide the original of any document submitted for recordation within thirty days of receipt of such original recorded document from the relevant public recording office.


                                  ARTICLE III

                        REPRESENTATIONS AND WARRANTIES;
                              REMEDIES AND BREACH

          Section 3.01 Sellers Representations and Warranties.
                       --------------------------------------

          Each Seller (except where otherwise indicated) represents and warrants to the Purchaser that as of the Closing Date:

          (a) Due  Organization  and  Authority.  With respect to (i) CMC, the
              ---------------------------------
Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey and (ii) CRMT, the Seller is a statutory Delaware business trust duly organized, validly existing and in good standing under the laws of the State of Delaware; the Seller has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Seller, and in any event the Seller is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the related Mortgage Loan and the servicing of such Mortgage Loan in accordance with the terms of this Agreement; the Seller has the full corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Seller and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Seller; and all requisite corporate action has been taken by the Seller to make this Agreement valid and binding upon the Seller in accordance with its terms;

          (b)  Ordinary   Course  of  Business.   The   consummation   of  the
               -------------------------------
transactions contemplated by this Agreement are in the ordinary course of business of the Seller, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

          (c) No  Conflicts.  Neither  the  execution  and  delivery  of  this
              -------------
Agreement, the acquisition of the Mortgage Loans by the Seller, the sale of the Mortgage Loans to the Purchaser or the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Seller's charter or by-laws or any legal restriction or any agreement or instrument to which the Seller is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Seller or its property is subject, or impair the ability of the Purchaser to realize on the Mortgage Loans, or impair the value of the Mortgage Loans;

          (d) Ability to Perform.  The Seller  does not  believe,  nor does it
              ------------------
have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement. The Seller is solvent and the sale of the Mortgage Loans is not undertaken to hinder, delay or defraud any of the Seller's creditors;

          (e) No Litigation Pending.  There is no action, suit,  proceeding or
              ---------------------
investigation pending or threatened against the Seller which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Seller, or in any material impairment of the right or ability of the Seller to carry on its business substantially as now conducted, or in any material liability on the part of the Seller, or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Seller contemplated herein, or which would be likely to impair materially the ability of the Seller to perform under the terms of this Agreement;

          (f) No Consent  Required.  No consent,  approval,  authorization  or
              --------------------
order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement or the sale of the Mortgage Loans as evidenced by the consummation of the transactions contemplated by this Agreement, or if required, such approval has been obtained prior to the Closing Date;

          (g) Selection  Process.  The Mortgage Loans were selected from among
              ------------------
the outstanding fixed rate one- to four-family mortgage loans in the Seller's portfolio at the Closing Date as to which the representations and warranties set forth in Section 3.03 could be made and such selection was not made in a manner so as to affect adversely the interests of the Purchaser;

          (h) No Untrue Information. Neither this Agreement nor any statement,
              ---------------------
report or other document furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a fact necessary to make the statements contained therein not misleading in any material respect;

          (i) Sale  Treatment.  The Seller has determined that the disposition
              ---------------
of the Mortgage Loans pursuant to this Agreement will be afforded sale treatment for accounting and tax purposes;

          (j)  Financial  Statements.  CRMT  has  delivered  to the  Purchaser
               ---------------------
pro-forma financial statements as of December 31, 1998 for the period then ended. All such financial statements fairly present the pertinent results of operations and changes in financial position at the end of such period of CRMT and its subsidiaries and have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as set forth in the notes thereto. There has been no change in the CRMT's business, operations, financial condition, properties or assets since the date of CRMT's financial statements that would have a material adverse effect on its ability to perform its obligations under this Agreement;

          (k) No  Brokers'  Fees.  The Seller  has not dealt with any  broker,
              ------------------
investment banker, agent or other person that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans; and

          (l) Fair  Consideration.  The  consideration  received by the Seller
              -------------------
upon the sale of the Mortgage Loans under this Agreement constitutes fair consideration and reasonably equivalent value for the Mortgage Loans.

          Section 3.02 Servicer Representations and Warranties.
                       ---------------------------------------

          The Servicer represents and warrants to the Purchaser that as of the Closing Date:

          (a) Due  Organization  and Authority.  The Servicer is a corporation
              --------------------------------
duly organized, validly existing and in good standing under the laws of the State of New Jersey and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer, and in any event the Servicer is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the related Mortgage Loan and the servicing of such Mortgage Loan in accordance with the terms of this Agreement; the Servicer has the full corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby to be performed by the Servicer have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Servicer, subject, as to enforceability, to bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights and to general principles of equity (regardless of whether the enforceability of this Agreement is considered in a proceeding in equity or at law); and all requisite corporate action has been taken by the Servicer to make this Agreement valid and binding upon the Servicer in accordance with its terms;

          (b)  Ordinary   Course  of  Business.   The   consummation   of  the
               -------------------------------
transactions contemplated by this Agreement are in the ordinary course of business of the Servicer;

          (c) No  Conflicts.  Neither  the  execution  and  delivery  of  this
              -------------
Agreement, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Servicer's charter or by-laws or any legal restriction or any agreement or instrument to which the Servicer is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject;

          (d) Ability to Service.  Each of the Servicer and the Subservicer is
              ------------------
an FNMA and FHLMC approved servicer and the Servicer has the facilities, procedures, and experienced personnel necessary for the servicing, in accordance with Accepted Servicing Practices, of mortgage loans of the same type as the Mortgage Loans. Each of the Servicer and the Subservicer is in good standing to service mortgage loans for FNMA and FHLMC, and no event has occurred, including but not limited to a change in insurance coverage, which would make the Servicer or the Subservicer unable to comply with FNMA or FHLMC eligibility requirements, or which would require notification to either the FNMA or FHLMC;

          (e) Reasonable  Servicing Fee. The Servicer  acknowledges and agrees
              -------------------------
that the Servicing Fee, as calculated at the Servicing Fee Rate, represents reasonable compensation for performing such services and that the entire
Servicing Fee shall be treated by the Servicer, for accounting and tax purposes, as compensation for the servicing and administration of the Mortgage Loans pursuant to this Agreement;

          (f) Ability to Perform.  The Servicer does not believe,  nor does it
              ------------------
have any reason or cause to believe, that it cannot perform each and every covenant made by it in this Agreement;

          (g) No Litigation Pending.  There is no action, suit,  proceeding or
              ---------------------
investigation pending or, to the best of the Servicer's knowledge, threatened against the Servicer which, either in any one instance or in the aggregate, could reasonably be expected to result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted, or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would be likely to impair materially the ability of the Servicer to perform under the terms of this Agreement;

          (h) No Consent  Required.  No consent,  approval,  authorization  or
              --------------------
order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of, or compliance by the Servicer with, this Agreement, or if required, such approval has been obtained prior to the Closing Date;

          (i) No Untrue Information.  The information  concerning the Servicer
              ---------------------
and the Mortgage Loans set forth in this Agreement, including exhibits hereto, and in any statement, report or other document furnished or to be furnished by the Servicer pursuant to this Agreement or in connection with the transactions contemplated hereby is true, correct and complete in all material respects;

          (j)  Financial  Statements.   The  Servicer  has  delivered  to  the
               ---------------------
Purchaser consolidated financial statements as to the last two complete fiscal years. All such financial statements fairly present the pertinent results of operations and changes in financial position at the end of each such period of the Servicer and its parent and subsidiaries and have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as set forth in the notes thereto. In addition, the Servicer has delivered information as to its conventional mortgage loan delinquency and foreclosure experience for the immediately preceding two-year period, in each case with respect to mortgage loans owned by it and such mortgage loans serviced for others during such period, and all such information so delivered is true and correct in all material respects. There has been no change in the business, operations, financial condition, properties or assets of the Servicer since the date of the Servicer's financial statements that would have a material adverse effect on its ability to perform its obligations under this Agreement;

          (k) Servicing. From and after the date of origination, each Mortgage
              ---------
Loan has been serviced in accordance with Accepted Servicing Practices in all respects.

          Section 3.03  Representations  and Warranties  Regarding  Individual
                        ------------------------------------------------------
Mortgage Loans.
--------------

          Each Seller (except where otherwise indicated) hereby represents and warrants to the Purchaser, as to each Mortgage Loan being sold by such Seller, that as of the Closing Date:

          (a) Mortgage Loans as Described.  The  information  set forth in the
              ---------------------------
Mortgage Loan Schedule is complete, true and correct;

          (b) Payments  Current.  All  payments  required to be made up to the
              -----------------
Closing Date (including for the month of October, 1998) for the Mortgage Loan under the terms of the Mortgage Note have been made and credited. No payment required under the Mortgage Loan has been past due for more than twenty nine
(29) days at any time during the twelve (12) months preceding the Closing Date. The first Monthly Payment shall be made with respect to the Mortgage Loan on its Due Date or within twenty nine (29) days thereafter, all in accordance with the terms of the related Mortgage Note;

          (c) No Outstanding Charges.  There are no defaults in complying with
              ----------------------
the terms of the Mortgages, and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable. Neither Seller has advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required under the Mortgage Loan, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage Loan proceeds, whichever is greater, to the day which precedes by one month the Due Date of the first installment of principal and interest;

          (d) Original  Terms  Unmodified.  The terms of the Mortgage Note and
              ---------------------------
Mortgage have not been impaired, waived, altered or modified in any respect, except by a written instrument which has been recorded, if necessary to protect the interests of the Purchaser, and which has been delivered to the Custodian. The substance of any such waiver, alteration or modification has been approved by the issuer of any related PMI Policy and the title insurer, to the extent required by the policy, and its terms are reflected on the Mortgage Loan Schedule. No Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the issuer of any related PMI Policy and the title insurer, to the extent required by the policy, and which assumption agreement is part of the Mortgage Loan File delivered to the Custodian and the terms of which are reflected in the Mortgage Loan Schedule;

          (e) No Defenses.  The  Mortgage  Loan is not subject to any right of
              -----------
rescission, set-off, counterclaim or defense, including without limitation the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto, and no Mortgagor was a debtor in any state or federal bankruptcy or insolvency proceeding at the time the Mortgage Loan was originated;

          (f) Hazard  Insurance.  Pursuant to the terms of the  Mortgage,  all
              -----------------
buildings or other improvements upon the Mortgaged Property are insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located pursuant to insurance policies conforming to the requirements of Section 4.10. If upon origination of the Mortgage Loan, the Mortgaged Property was in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of Section 4.10. All individual insurance policies contain a standard mortgagee clause naming the Seller and its successors and assigns as mortgagee, and all premiums thereon have been paid. The Mortgage obligates the Mortgagor thereunder to maintain the hazard insurance policy at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at such Mortgagor's cost and expense, and to seek reimbursement therefor from the Mortgagor. Where required by state law or regulation, the Mortgagor has been given an opportunity to choose the carrier of the required hazard insurance, provided the policy is not a "master" or "blanket" hazard insurance policy covering the common facilities of a planned unit development. The hazard insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of the Purchaser upon the consummation of the transactions contemplated by this Agreement. The Seller has not engaged in, and has no knowledge of the Mortgagor's or any Subservicer's having engaged in, any act or omission which would impair the coverage of any such policy, the benefits of the endorsement provided for herein, or the validity and binding effect of either, including without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other person or entity, and no such unlawful items have been received, retained or realized by the Seller;

          (g) Compliance with Applicable Laws. Any and all requirements of any
              -------------------------------
federal,   state  or  local  law   including,   without   limitation,   usury,
truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loan have been complied with, and the Seller shall maintain in its possession, available for the Purchaser's inspection, and shall deliver to the Purchaser upon demand, evidence of compliance with all such requirements;

          (h)  No  Satisfaction  of  Mortgage.   The  Mortgage  has  not  been
               ------------------------------
satisfied, canceled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission. The Seller has not waived the performance by the Mortgagor of any action, if the Mortgagor's failure to perform such action would cause the Mortgage Loan to be in default, nor has the Seller waived any default resulting from any action or inaction by the Mortgagor;

          (i) Location and Type of Mortgaged Property.  The Mortgaged Property
              ---------------------------------------
is located in the state identified in the Mortgage Loan Schedule and consists of a parcel of real property with a detached single family residence erected thereon, or a twoto four-family dwelling, a townhouse or an individual condominium unit in a low-rise condominium project, or an individual unit in a planned unit development, provided, however, that any condominium project or planned unit development shall conform with the applicable Sales Manual Guidelines, and no residence or dwelling is a mobile home or a manufactured dwelling. No portion of the Mortgaged Property is used for commercial purposes;

          (j)  Valid  First  Lien.  The  Mortgage  is  a  valid,   subsisting,
               ------------------
enforceable and perfected first lien on the Mortgaged Property, including all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems located in or annexed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing. The lien of the Mortgage is subject only to:

                    (1)  the  lien  of  current   real   property   taxes  and
          assessments not yet due and payable;

                    (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and (i) referred to or to otherwise considered in the appraisal made for the originator of the Mortgage Loan or (ii) which do not adversely affect the Appraised Value of the Mortgaged Property set forth in such appraisal; and

                    (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property.

Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting and enforceable first lien and first priority security interest on the property described therein and the Seller has full right to sell and assign the same to the Purchaser;

          (k) Pool  Characteristics.  With  respect to  aggregate  outstanding
              ---------------------
principal balance of all Mortgage Loans, (a) no more than 17.6% are cash-out refinance Mortgage Loans, (b) no more than 19.3% are rate term refinance mortgage loans, and (c) at least 63.1% are purchase money Mortgage Loans. The Mortgage Loans have a weighed average remaining term of approximately 358 months. The average principal balance of the Mortgage Loans is $321,532. With respect to 100% of the Mortgage Loans of which a FICO score is known for the Mortgagor (as per the Mortgage Loan Schedule), the weighted average FICO score is at least 724. With respect to all Mortgage Loans, the FICO score for the related Mortgagor is at least 563. With respect to the aggregate unpaid principal balance of the Mortgage Loans: (i) no more than 0.1% were originated pursuant to the Seller's reduced documentation program; and (ii) at least 99.9% of the Mortgage Loans were originated under a full or alternative documentation program. With respect to the aggregate unpaid balance of the Mortgage Loans, and the occupancy status of the related Mortgaged Properties at the time of origination, (i) not more than 2.7% of the Mortgaged Properties were owner-occupied second homes; (ii) not more than 0.3% of the Mortgaged Properties were investor properties; and (iii) at least 97.0% of the Mortgaged Properties were owner-occupied primary residences. With respect to the aggregate unpaid principal balance of all the Mortgage Loans, the Mortgaged Properties are located as follows: (i) no more than 48.0% are located in California, (ii) approximately 7.8% are located in New Jersey, and (iii) the remainder are geographically dispersed throughout other states. With respect to all Mortgage Loans, the weighted average LTV is not greater than 78.22% at origination, with each such LTV determined at the respective date of origination for each Mortgage Loan;

          (l)  Validity  of  Mortgage  Documents.  The  Mortgage  Note and the
               ---------------------------------
Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof enforceable in accordance with its terms. All parties to the Mortgage Note and the Mortgage and any other related agreement had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage and any other related agreement, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties. The documents, instruments and agreements submitted for loan underwriting were not falsified and contain no untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the information and statements therein not misleading. No fraud was committed in connection with the origination of the Mortgage Loan. The Seller has reviewed all of the documents constituting the Servicing File and has made such inquiries as it deems necessary to make and confirm the accuracy of the representations set forth herein;

          (m) Full Disbursement of Proceeds. The proceeds of the Mortgage Loan
              -----------------------------
have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage;

          (n) Ownership. The applicable Seller is the sole owner of record and
              ---------
holder of the Mortgage Loan. The Mortgage Loan is not assigned or pledged, and such Seller has good and marketable title thereto, and has full right to transfer and sell the Mortgage Loan therein to the Purchaser free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and has full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to this Agreement;

          (o) Doing  Business.  All parties which have had any interest in the
              ---------------
Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (2) either (a) organized under the laws of such state, or (b) qualified to do business in such state, or (c) federal savings and loan associations or national banks having principal offices in such state, or (d) not doing business in such state;

          (p) LTV,  PMI Policy.  No Mortgage  Loan has a LTV greater than 95%.
              ----------------
The original LTV of the Mortgage Loan either was not more than 80% or until the LTV of such Mortgage Loan is reduced to 80%, there is a PMI Policy in effect which shall insure payment defaults and which satisfies all of FNMA's requirements therefor for the amount over 75% of the Appraised Value and such PMI Policy is issued by a primary mortgage insurer having a claims paying ability rate acceptable to FNMA. All provisions of such PMI Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. No action, inaction, or event has occurred and no state of facts exists that has, or will result in the exclusion from, denial of, or defense to coverage. Any Mortgage Loan subject to a PMI Policy obligates the Mortgagor thereunder to maintain the PMI Policy, subject to applicable law, and to pay all premiums and charges in connection therewith. The Mortgage Interest Rate for the Mortgage Loan as set forth on the Mortgage Loan Schedule is net of any such insurance premium;

          (q) Title  Insurance.  The Mortgage Loan is covered by either (i) an
              ----------------
attorney's opinion of title and abstract of title the form and substance of which is acceptable to mortgage lending institutions making mortgage loans in the area where the Mortgaged Property is located or (ii) an ALTA lender's title insurance policy or other generally acceptable form of policy of insurance acceptable to FNMA or FHLMC, issued by a title insurer acceptable to FNMA or FHLMC and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the Seller, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan, subject only to the exceptions contained in clauses (1), (2) and (3) of paragraph (j) of this Section 3.02 and against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the mortgage providing for adjustment to the Mortgage Interest Rate and Monthly Payment. Where required by state law or regulation, the Mortgagor has been given the opportunity to choose the carrier of the required mortgage title insurance. Additionally, such lender's title insurance policy affirmatively insures ingress and egress, and against encroachments by or upon the Mortgaged Property or any interest therein. The Seller is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and no prior holder of the Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy including without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other person or entity, and no such unlawful items have been received, retained or realized by the Seller;

          (r) No  Defaults. There is no default, breach, violation or event of
              ------------
acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and neither the Seller nor its predecessors have waived any default, breach, violation or event of acceleration;

          (s) No Mechanics' Liens. There are no mechanics' or similar liens or
              -------------------
claims which have been filed for work, labor or material (and no rights are outstanding that under the law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

          (t) Location of  Improvements;  No  Encroachments.  All improvements
              ---------------------------------------------
which were considered in determining the Appraised Value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property and no improvements on adjoining properties encroach upon the Mortgaged Property. No improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation;

          (u)  Origination:  Payment Terms.  At the time the Mortgage Loan was
               ---------------------------
originated, the originator was a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act or a savings and loan association, a savings bank, a commercial bank or similar banking institution which was supervised and examined by a Federal or State authority. The Mortgage Interest Rate is fixed. The Mortgage
Note is payable on the first day of each month in equal monthly installments of principal and interest, with interest calculated and payable in arrears, sufficient to amortize the Mortgage Loan fully by the stated maturity date, over an original term of not more than thirty years from commencement of amortization, with a principal balance at origination of no more than $999,999 and no less than $50,800. Each Mortgage Loan has a Mortgage Interest Rate of not less than 6.00% and not more than 8.75%;

          (v)  Customary  Provisions.  The  Mortgage  contains  customary  and
               ---------------------
enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. Upon default by a Mortgagor on a Mortgage Loan and foreclosure on, or trustee's sale of, the Mortgaged Property pursuant to the proper procedures, the holder of the Mortgage Loan will be able to deliver good and merchantable title to the Mortgaged Property. There is no homestead or other exemption available to a Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

          (w) Conformance with Underwriting Standards. The Mortgage Loans were
              ---------------------------------------
underwritten in accordance with the Sales Manual Guidelines and the Mortgage Note and Mortgage are on forms acceptable to FHLMC or FNMA;

          (x) Occupancy of the Mortgaged  Property.  The Mortgaged Property is
              ------------------------------------
lawfully occupied under applicable law and all inspections, licenses and certificates required by applicable law to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities if required by such authorities for the use and occupancy of the Mortgaged Property;

          (y) No Additional  Collateral.  The Mortgage Note is not and has not
              -------------------------
been secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in (j) above;

          (z) Deeds of Trust. In the event the Mortgage  constitutes a deed of
              --------------
trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchasers to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

          (aa)  Acceptable  Investment.  The  Seller has no  knowledge  of any
                ----------------------
circumstances or conditions with respect to the Mortgage, the Mortgaged Property, the Mortgagor or the Mortgagor's credit standing that can reasonably be expected to cause private institutional investors to regard the Mortgage Loan as an unacceptable investment, cause the Mortgage Loan to become delinquent, or adversely affect the value or marketability of the Mortgage Loan;

          (bb) Delivery of Mortgage Loan  Documents.  The Mortgage  Note,  the
               ------------------------------------
Mortgage, the Assignment of Mortgage and any other Mortgage Loan Documents listed in Exhibit B-1 have been delivered to the Custodian. The Servicer is in possession of a complete, true and accurate Servicing File in compliance with Exhibit B-2;

          (cc)  Condominiums/Planned  Unit  Developments.   If  the  Mortgaged
                ----------------------------------------
Property is a condominium unit or a planned unit development (other than a de minimus planned unit development) such condominium or planned unit development project meets the Sales Manual Guidelines;

          (dd) Transfer of Mortgage  Loans.  The  Assignment of Mortgage is in
               ---------------------------
recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

          (ee) Due on Sale. The Mortgage contains an enforceable provision for
               -----------
the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the mortgagee thereunder;

          (ff) No Buydown  Provisions;  No  Graduated  Payments or  Contingent
               ---------------------------------------------------------------
Interests. Except with respect to the Mortgage Loans identified by the numbers
---------
0218446 and 4767513, the Mortgage Loan does not contain provisions pursuant to which Monthly Payments are paid or partially paid with funds deposited in any separate account established by the Seller, the Mortgagor or anyone on behalf of the Mortgagor, or paid by any source other than the Mortgagor nor does it contain any other similar provisions currently in effect which may constitute a "buydown" provision. The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature;

          (gg)  Consolidation  of Future  Advances.  Any future  advances made
                ----------------------------------
prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to FNMA and FHLMC. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan;

          (hh) Mortgaged Property Undamaged.  There is no proceeding,  pending
               ----------------------------
or threatened, for the total or partial condemnation of the Mortgaged Property. The Mortgaged Property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended;

          (ii)  Collection  Practices;  Escrow  Deposits.  The origination and
                ----------------------------------------
collection practices used with respect to the Mortgage Loan have been in accordance with Accepted Servicing Practices, and have been in all respects in compliance with all applicable laws and regulations. With respect to escrow deposits and Escrow Payments, all such payments are in the possession of the Servicer and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. All Escrow Payments have been collected in full compliance with state and federal law. An escrow of funds is not prohibited by applicable law and has been established in an amount sufficient to pay for every item which the Servicer is responsible for which remains unpaid and has been assessed, but is not yet due and payable. No escrow deposits or Escrow Payments or other charges or payments due the Seller have been capitalized under the Mortgage or the Mortgage Note;

          (jj)  Appraisal.  The  Servicing  File  contains an appraisal of the
                ---------
related Mortgage Property signed prior to the approval of the Mortgage Loan application by a qualified appraiser, duly appointed by the Seller, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof; and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and the appraisal and appraiser both satisfy the requirements of Title XI of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989 and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated;

          (kk)  Soldiers'  and  Sailors'  Relief Act.  The  Mortgagor  has not
                ------------------------------------
notified the Seller, and the Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Soldiers' and Sailors' Civil Relief Act of 1940;

          (ll) Environmental  Matters. The Mortgaged Property is free from any
               ----------------------
and all toxic or hazardous substances and there exists no violation of any local, state or federal environmental law, rule or regulation. There is no pending action or proceeding directly involving any Mortgaged Property of which the Seller is aware in which compliance with any environmental law, rule or regulation is an issue; and to the best of the Seller's knowledge, nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to use and enjoyment of said property;

          (mm)  REMIC  Qualification.  Each  Mortgage  Loan  is  a  "qualified
                --------------------
mortgage" within the meaning of Section 860G of the Code and Treas. Reg. Sec. 1.860G-2;

          (nn) No Construction  Loans. No Mortgage Loan was made in connection
               ----------------------
with facilitating the trade-in or exchange of a Mortgaged Property, and no Mortgage Loan is currently being used to provide interim financing for construction or rehabilitation of a Mortgaged Property;

          (oo) No Denial  of  Insurance.  No  action,  inaction,  or event has
               ------------------------
occurred and no state of fact exists or has existed that has resulted or will result in the exclusion from, denial of, or defense to coverage under any applicable pool insurance policy, special hazard insurance policy, PMI Policy or bankruptcy bond, irrespective of the cause of such failure of coverage. In connection with the placement of any such insurance, no unlawful commission, fee, or other compensation has been or will be received by the Seller or any designee of the Seller or any corporation in which the Seller had a financial interest at the time of placement of such insurance; and

          (pp) Regarding the  Mortgagor.  The Mortgagor is one or more natural
               ------------------------
persons and/or trustees for an Illinois land trust or a trustee under a "living trust" and such "living trust" is in compliance with FNMA guidelines for such trusts.

          (qq) Regarding Mortgage Loans Sold to Purchaser by CRMT. In addition
               --------------------------------------------------
to, and without limitation of, the foregoing, CMC hereby represents and warrants, with respect to all of the Mortgage Loans being sold to the Purchaser by CRMT, that (i) CRMT is the sole owner of record and holder of such Mortgage Loans at the time of such sale to the Purchaser and (ii) such Mortgage Loans were purchased by CRMT from CMC and such purchase by CRMT vested in CRMT good and marketable title to such Mortgage Loans.

          Section 3.04 Remedies for Breach of Representations and Warranties.
                       -----------------------------------------------------

          It is understood and agreed that the representations and warranties set forth in Sections 3.01, 3.02 and 3.03 shall survive the sale of the Mortgage Loans to the Purchaser, any subsequent sale of the Mortgage Loans by the Purchaser to the Depositor and by the Depositor to the Trustee, or otherwise, and the delivery of the Mortgage Files to the Custodian and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment of Mortgage or the examination or failure to examine any Mortgage File or Servicing File. Upon discovery by either of the Sellers, the Servicer or the Purchaser of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of the Mortgage Loans or the interest of the Purchaser therein, or which materially and adversely affects the interests of Purchaser in the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan (in the case of any of the foregoing, a "Breach"), the party discovering such Breach shall give prompt written notice to the other parties hereto. In the event that the title policy insuring the lien of any Mortgage does not run to the benefit of the Purchaser and its successors and assigns; upon notice thereof, the Sellers shall pay for any necessary title policy endorsement to provide that such title policy covers the purchase and its successors and assigns.

          Within 60 days of the earlier of either discovery by or notice to the applicable Seller or the Servicer, as the case may be, of any Breach of any of their respective representations or warranties, such Seller or the Servicer, as the case may be, shall use its best efforts promptly to cure such Breach in all material respects and, if such Breach cannot be cured, such Seller shall repurchase such Mortgage Loan at the Repurchase Price. In the event that a Breach shall involve any representation or warranty set forth in
Section 3.01, and such Breach cannot be cured within 60 days of the earlier of either discovery by or notice to the applicable Seller of such Breach, all of the affected Mortgage Loans shall, at the Purchaser's option, be repurchased by such Seller at the Repurchase Price. However, if the Breach shall involve a representation or warranty set forth in Section 3.03 and the applicable Seller discovers or receives notice of any such Breach within two years of the Closing Date, such Seller may, rather than repurchase the Mortgage Loan as provided above, remove such Mortgage Loan (a "Deleted Mortgage Loan") and substitute in its place a Qualified Substitute Mortgage Loan or Loans, provided that any such substitution shall be effected not later than two years after the Closing Date. Notwithstanding the foregoing, no such substitution shall be made unless the Purchaser has received an Opinion of Counsel (at the expense of the related Seller) that such substitution will not adversely affect the status of any REMIC as a REMIC or cause any such REMIC to be deemed to have engaged in a "prohibited transaction" under the REMIC provisions. Any repurchase of a Mortgage Loan or Loans pursuant to the foregoing provisions of this Section 3.04 shall be accomplished by deposit in the Custodial Account of the amount of the Repurchase Price for distribution to Purchaser on the next scheduled Remittance Date, after deducting therefrom any amount received in respect of such repurchased Mortgage Loan or Loans and being held in the Custodial Account for future distribution.

          At the time of repurchase or substitution, the Purchaser and the related Seller shall arrange for the reassignment of the Deleted Mortgage Loan to such Seller and the delivery to such Seller of any documents held by the Custodian relating to the Deleted Mortgage Loan. In the event of a repurchase or substitution, the related Seller shall, simultaneously with such reassignment, give written notice to the Purchaser that such repurchase or substitution has taken place, amend the Mortgage Loan Schedule to reflect the withdrawal of the Deleted Mortgage Loan from this Agreement, and, in the case of substitution, identify a Qualified Substitute Mortgage Loan and amend the Mortgage Loan Schedule to reflect the addition of such Qualified Substitute Mortgage Loan to this Agreement. In connection with any such substitution, the related Seller shall be deemed to have made as to such Qualified Substitute Mortgage Loan the representations and warranties set forth in this Agreement except that all such representations and warranties set forth in this Agreement shall be deemed made as of the date of such substitution. The related Seller shall effect such substitution by delivering to the Custodian for such Qualified Substitute Mortgage Loan the documents required by Section 2.03, with the Mortgage Note endorsed as required by Section 2.03. No substitution will be made in any calendar month after the Determination Date for such month. The related Seller shall deposit in the Custodial Account the Monthly Payment less the Servicing Fee due on such Qualified Substitute Mortgage Loan or Loans in the month following the date of such substitution. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall be retained by the related Seller. For the month of substitution, distributions to Purchaser shall include the Monthly Payment due on any Deleted Mortgage Loan in the month of substitution, and the related Seller shall thereafter be entitled to retain all amounts subsequently received by such Seller in respect of such Deleted Mortgage Loan.

          For any month in which the related Seller substitutes a Qualified Substitute Mortgage Loan for a Deleted Mortgage Loan, such Seller shall determine the amount (if any) by which the aggregate principal balance of all Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all Deleted Mortgage Loans (after application of scheduled principal payments due in the month of substitution). The amount of such shortfall shall be distributed by such Seller in the month of substitution pursuant to Section 5.01. Accordingly, on the date of such substitution, the related Seller shall deposit from its own funds into the Custodial Account an amount equal to the amount of such shortfall.

          In addition to such repurchase or substitution obligation, the applicable Seller (or, if Section 12.12 is applicable, the Sellers jointly and severally) or the Servicer, as the case may be, shall indemnify the Purchaser and hold it harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a Breach of the representations and warranties of such Seller or the Servicer, as the case may be, contained in this Agreement.

          It is understood and agreed that the obligations of the Sellers and the Servicer set forth in this Section 3.04 to cure, or, with respect to the Sellers, to substitute for or repurchase a defective Mortgage Loan, and to indemnify the Purchaser as provided herein constitute the sole remedies of the Purchaser respecting a Breach of the representations and warranties contained in Sections 3.01, 3.02 and 3.03.

          Any cause of action against a Seller or the Servicer, as the case may be, relating to or arising out of the Breach of any representations and warranties made in Sections 3.01, 3.02 and 3.03 shall accrue as to any Mortgage Loan upon (i) discovery of such Breach by the Purchaser or notice thereof by the related Seller or the Servicer to the Purchaser, (ii) failures by the related Seller or the Servicer, as the case may be, to cure such Breach or, with respect to a Seller, to repurchase such Mortgage Loan as specified above, and (iii) demand upon such Seller or the Servicer, as the case may be, by the Purchaser for compliance with this Agreement.

          Section 3.05  Restrictions and Requirements  Applicable in the Event
                        ------------------------------------------------------
                        that a Mortgage Loan is Acquired by a REMIC.
                        -------------------------------------------

          In  the  event  that  any   Mortgage   Loan  is  held  by  a  REMIC,
notwithstanding any contrary provision of this Agreement, the following provisions shall apply:

          The related Seller shall dispose of any REO Property as soon as possible and shall sell such REO Property in any event within three years after title has been taken to such REO Property, unless (i) the Master Servicer and the related Seller shall have been supplied with an Opinion of Counsel to the effect that the holding by the REMIC of such Mortgaged Property subsequent to such three-year period (and specifying the period beyond such three-year period for which the Mortgaged Property may be held) will not result in the imposition of taxes on "prohibited transactions" of the REMIC as defined in Section 860F of the Code, or cause the REMIC to fail to qualify as a REMIC, in which case the REMIC may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel), or (ii) the Master Servicer or the related Seller shall have applied for, prior to the expiration of such three-year period, an extension of such three-year period in the manner contemplated by Section 856(e)(3) of the Code, in which case the three-year period shall be extended by the applicable period. If a period longer than three years is permitted under the foregoing sentence and is necessary to sell any REO Property, the related Seller shall report monthly to the Master Servicer as to the progress being made in selling such REO Property.

          Notwithstanding any other provision of this Agreement, no Mortgaged Property held by a REMIC shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the REMIC or sold in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify at any time as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code, (ii) subject the REMIC to the imposition of any federal or state income taxes on "net income from foreclosure property" with respect to such Mortgaged Property within the meaning of 860G(c) of the Code, or (iii) cause the sale of such Mortgaged Property to result in the receipt by the Trust of any income from non-permitted assets as described in section 860F(a)(2)(B) of the Code, unless the related Seller has agreed to indemnify and hold harmless the Trust with respect to the imposition of any taxes.

          Section 3.06 Purchaser Representations and Warranties.
                       ----------------------------------------

          The Purchaser represents and warrants to the Sellers that as of the Closing Date:

          (a) Due Organization  and Authority.  The Purchaser is a corporation
              -------------------------------
duly organized, validly existing and in good standing under the laws of the State of Delaware and has all licenses necessary to carry on its business as now being conducted; the Purchaser has the full corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement by the Purchaser and the consummation of the transactions contemplated hereby to be performed by the Purchaser have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Purchaser, subject, as to enforceability, to bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights and to general principles of equity (regardless of whether the enforceability of this Agreement is considered in a proceeding in equity or at law); and all requisite corporate action has been taken by the Purchaser to make this Agreement valid and binding upon the Purchaser in accordance with its terms;

          (b)  Ordinary   Course  of  Business.   The   consummation   of  the
               -------------------------------
transactions contemplated by this Agreement are in the ordinary course of business of the Purchaser;

          (c) No  Conflicts.  Neither  the  execution  and  delivery  of  this
              -------------
Agreement, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Purchaser's charter or by-laws or any legal restriction or any agreement or instrument to which the Purchaser is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Purchaser or its property is subject.


                                  ARTICLE IV

                ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

          Section 4.01 CMC to Act as Servicer.
                       ---------------------

          Servicer, as an independent contractor, shall service and administer the Mortgage Loans and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable, consistent with the terms of this Agreement and with Accepted Servicing Practices.

          Consistent with the terms of this Agreement, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Servicer's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Purchasers, provided, however, that the Servicer shall not make any future advances with respect to a Mortgage Loan and (unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, imminent) the Servicer shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, defer or forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Mortgage Loan or would constitute an alteration, substitution or release of any of the collateral securing a Mortgage Loan other than in connection with a payment in full of the Mortgage Loan. In the event of any such modification which permits the deferral of interest or principal payments on any Mortgage Loan, the Servicer shall, on the Business Day immediately preceding the Remittance Date in any month in which any such principal or interest payment has been deferred, deposit in the Custodial Account from its own funds, in accordance with Section 5.03, the difference between (a) such month's principal and one month's interest at the Mortgage Loan Remittance Rate on the unpaid principal balance of such Mortgage Loan and (b) the amount paid by the Mortgagor. The Servicer shall be entitled to reimbursement for such advances to the same extent as for all other advances made pursuant to Section 5.03. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself and the Purchasers, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. If reasonably required by the Servicer, the Purchaser shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

          In servicing and administering the Mortgage Loans, the Servicer shall employ procedures (including collection procedures) and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account, giving due consideration to Accepted Servicing Practices where such practices do not conflict with the requirements of this Agreement, and the Purchaser's reliance on the Servicer.

          The Mortgage Loans may be subserviced by the Subservicer on behalf of the Servicer in accordance with the servicing provisions of this Agreement, provided that the Subservicer is a FNMA-approved lender or a FHLMC seller/servicer in good standing, and no event has occurred, including but not limited to a change in insurance coverage, which would make it unable to comply with the eligibility requirements for lenders imposed by FNMA or for seller/servicers imposed by FHLMC, or which would require notification to FNMA or FHLMC. The Servicer may perform any of its servicing responsibilities hereunder or may cause the Subservicer to perform any such servicing responsibilities on its behalf, but the use by the Servicer of the Subservicer shall not release the Servicer from any of its obligations hereunder and the Servicer shall remain responsible hereunder for all acts and omissions of the Subservicer as fully as if such acts and omissions were those of the Servicer. Any amounts received by any Subservicer in respect of any Mortgage Loan shall be deemed to have been received by the Servicer whether or not actually received by the Servicer. The Servicer shall pay all fees and expenses of the Subservicer from its own funds, and the Subservicer's fee shall not exceed the Servicing Fee.

          At the cost and expense of the Servicer, without any right of reimbursement from the Custodial Account, the Servicer shall be entitled to terminate the rights and responsibilities of the Subservicer and arrange for any servicing responsibilities to be performed by a successor Subservicer meeting the requirements in the preceding paragraph, provided, however, that nothing contained herein shall be deemed to prevent or prohibit the Servicer, at the Servicer's option, from electing to service the related Mortgage Loans itself. In the event that the Servicer's responsibilities and duties under this Agreement are terminated pursuant to Section 9.01 or 10.01, and if requested to do so by the Purchaser, the Servicer shall at its own cost and expense terminate the rights and responsibilities of the Subservicer as soon as is reasonably possible. The Servicer shall pay all fees, expenses or penalties necessary in order to terminate the rights and responsibilities of the Subservicer from the Servicer's own funds without reimbursement from the Purchaser.

          Notwithstanding any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and the Subservicer or any reference herein to actions taken through the Subservicer or otherwise, the Servicer shall not be relieved of its obligations to the Purchaser and shall be obligated to the same extent and under the same terms and conditions as if it alone were servicing and administering the Mortgage Loans. The Servicer shall be entitled to enter into an agreement with the Subservicer for indemnification of the Servicer by the Subservicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

          Any Subservicing Agreement and any other transactions or services relating to the Mortgage Loans involving the Subservicer shall be deemed to be between the Subservicer and Servicer alone, and the Purchaser shall have no obligations, duties or liabilities with respect to the Subservicer including no obligation, duty or liability of Purchaser to pay the Subservicer's fees and expenses. For purposes of distributions and advances by the Servicer pursuant to this Agreement, the Servicer shall be deemed to have received a payment on a Mortgage Loan when the Subservicer has received such payment.

          The Servicer shall maintain with respect to each Mortgage Loan and shall make available for inspection during normal business hours upon reasonable notice by the Purchaser or its designee the related Servicing File during the time the Purchaser retains ownership of a Mortgage File and thereafter in accordance with applicable laws and regulations.

          Section 4.02 Liquidation of Mortgage Loans.
                       -----------------------------

          In the event that any payment due under any Mortgage Loan and not postponed pursuant to Section 4.01 is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Servicer shall take such action as (1) the Servicer would take under similar circumstances with respect to a similar mortgage loan held for its own account for investment, (2) shall be consistent with Accepted Servicing Practices, (3) the Servicer shall determine prudently to be in the best interest of Purchaser, and (4) is consistent with any related PMI Policy. In the event that any payment due under any Mortgage Loan is not postponed pursuant to Section 4.01 and remains delinquent for a period of 90 days or any other default continues for a period of 90 days beyond the expiration of any grace or cure period, the Servicer shall commence foreclosure proceedings or initiate such other collection procedures in accordance with Accepted Servicing Practices as the Servicer shall determine using its best judgment and exercising the same care that it would exercise with respect to its own property. In such connection, the Servicer shall from its own funds make all necessary and proper Servicing Advances, provided, however, that the Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration or preservation of any Mortgaged Property, unless it shall determine (a) that such preservation, restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Purchaser after reimbursement to itself for such expenses and (b) that such expenses will be recoverable by it either through Liquidation Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 4.05) or through Insurance Proceeds (respecting which it shall have similar priority).

          Notwithstanding anything to the contrary contained herein, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Servicer has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Purchaser otherwise requests an environmental inspection or review of such Mortgaged Property conducted by a qualified inspector shall be arranged for by Servicer. Upon completion of the inspection, the Servicer shall promptly provide the Purchaser with a written report of the environmental inspection.

          After reviewing the environmental inspection report, the Purchaser shall determine how the Servicer shall proceed with respect to the Mortgaged Property. In the event (a) the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes and (b) the Purchaser directs the Servicer to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Servicer shall be reimbursed for all reasonable costs associated with such foreclosure or acceptance of a deed in lieu of foreclosure and any related environmental clean up costs, as applicable, from the related Liquidation Proceeds, or if the Liquidation Proceeds are insufficient to fully reimburse the Servicer, the Servicer shall be entitled to be reimbursed from amounts in the Custodial Account pursuant to Section 4.05 hereof. In the event the Purchaser directs the Servicer not to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Servicer shall be reimbursed for all Servicing Advances made with respect to the related Mortgaged Property from the Custodial Account pursuant to Section 4.05 hereof.

          Section 4.03 Collection of Mortgage Loan Payments.
                       ------------------------------------

          Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Servicer shall proceed diligently to collect all payments due under each of the Mortgage Loans when the same shall become due and payable and shall take special care in ascertaining and estimating Escrow Payments and all other charges that will become due and payable with respect to the Mortgage Loan and the Mortgaged Property, to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

          Section 4.04 Establishment of and Deposits to Custodial Account.
                       --------------------------------------------------

          The Servicer shall segregate and hold all funds collected and received pursuant to a Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts, in the form of time deposit or demand accounts, titled as instructed by Purchaser. The Custodial Account shall be established with a Qualified Depository acceptable to the Purchaser. Any funds deposited in the Custodial Account shall at all times be fully insured to the full extent permitted under applicable law. Funds deposited in the Custodial Account may be drawn on by the Servicer in accordance with Section 4.05. The creation of any Custodial Account shall be evidenced by a certification in the form of Exhibit D-1 hereto, in the case of an account established with the Servicer, or by a letter agreement in the form of Exhibit D-2 hereto, in the case of an account held by a depository other than the Servicer. A copy of such certification or letter agreement shall be furnished to the Purchaser and, upon request, to any subsequent Purchaser.

          The Servicer shall deposit in the Custodial Account on a daily basis, and retain therein, the following collections received by the Servicer and payments made by the Servicer after the Cut-off Date, other than payments of principal and interest due on or before the Cut-off Date, or received by the Servicer prior to the Cut-off Date but allocable to a period subsequent thereto:

               (i) all payments on account of principal on the Mortgage Loans, including all Principal Prepayments;

               (ii) all payments on account of interest on the Mortgage Loans adjusted to the Mortgage Loan Remittance Rate;

               (iii) all Liquidation Proceeds;

               (iv) all Insurance Proceeds including amounts required to be deposited pursuant to Section 4.10 (other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Section 4.14),
Section 4.11 and Section 4.15;

               (v) all Condemnation Proceeds which are not applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Section 4.14;

               (vi) any amount required to be deposited in the Custodial Account pursuant to Section 4.01, 4.09, 5.03 or 6.02;

               (vii) any amounts payable in connection with the repurchase of any Mortgage Loan pursuant to Section 3.04 and all amounts required to be deposited by the Servicer in connection with a shortfall in principal amount of any Qualified Substitute Mortgage Loan pursuant to Section 3.04;

               (viii) with respect to each Principal Prepayment in full or in part, the Prepayment Interest Shortfall Amount, if any, for the Prepayment Period. Such deposit shall be made from the Servicer's own funds, without reimbursement therefor, up to a maximum amount per month of the aggregate of the Servicing Fees actually received for such month for the Mortgage Loans;

               (ix) any amounts required to be deposited by the Servicer pursuant to Section 4.11 in connection with the deductible clause in any blanket hazard insurance policy; and

               (x) any amounts received with respect to or related to any REO Property and all REO Disposition Proceeds pursuant to Section 4.16.

               The foregoing requirements for deposit into the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, Ancillary Income need not be deposited by the Servicer into the Custodial Account. Any interest paid on funds deposited in the Custodial Account by the depository institution shall accrue to the benefit of the Servicer and the Servicer shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to
Section 4.05.

          Section 4.05 Permitted Withdrawals From Custodial Account.
                       --------------------------------------------

          The Servicer shall, from time to time, withdraw funds from the Custodial Account for the following purposes:

               (i) to make payments to the Purchaser in the amounts and in the manner provided for in Section 5.01;

               (ii) to reimburse itself for Monthly Advances of the Servicer's funds made pursuant to Section 5.03, the Servicer's right to reimburse itself pursuant to this subclause (ii) being limited to amounts received on the related Mortgage Loan which represent late payments of principal and/or interest respecting which any such advance was made, it being understood that, in the case of any such reimbursement, the Servicer's right thereto shall be prior to the rights of Purchaser except where a Seller or Servicer is required to repurchase a Mortgage Loan pursuant to Section 3.04 or 6.02, as the case may be, in which case the Servicer's right to such reimbursement shall be subsequent to the payment to the Purchasers of the Repurchase Price pursuant to such sections and all other amounts required to be paid to the Purchasers with respect to such Mortgage Loan;

               (iii) to reimburse itself for unreimbursed Servicing Advances, and for any unpaid Servicing Fees, the Servicer's right to reimburse itself pursuant to this subclause (iii) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of any such reimbursement, the Servicer's right thereto shall be prior to the rights of Purchaser, except that where a Seller or Servicer is required to repurchase a Mortgage Loan pursuant to Section 3.04 or 6.02, as the case may be, in which case the Servicer's right to such reimbursement shall be subsequent to the payment to the Purchasers of the Repurchase Price pursuant to such sections and all other amounts required to be paid to the Purchasers with respect to such Mortgage Loan;

               (iv) to reimburse  itself,  following a final  liquidation of a
Mortgage Loan, for any outstanding Nonrecoverable Advances with respect to such Mortgage Loan, not previously reimbursed pursuant to clause (ii) or clause (iii) above, it being understood, in the case of any such reimbursement, that such right thereto shall be prior to the rights of the Purchaser;

               (v) to pay itself interest on funds deposited in the Custodial Account;

               (vi) to reimburse itself for expenses incurred and reimbursable to it pursuant to Section 9.01;

               (vii) to pay any amount required to be paid pursuant to Section
4.16 related to any REO Property, it being understood that, in the case of any such expenditure or withdrawal related to a particular REO Property, the amount of such expenditure or withdrawal from the Custodial Account shall be limited to amounts on deposit in the Custodial Account with respect to the related REO Property;

               (viii) to clear and terminate the Custodial Account upon the termination of this Agreement.

          In the event that the Custodial Account is interest bearing, on each Remittance Date, the Servicer shall withdraw all funds from the Custodial Account except for those amounts which, pursuant to Section 5.01, the Servicer is not obligated to remit on such Remittance Date. The Servicer may use such withdrawn funds only for the purposes described in this Section 4.05.

          Section 4.06 Establishment of and Deposits to Escrow Account.
                       -----------------------------------------------

          The Servicer shall segregate and hold all funds collected and received pursuant to a Mortgage Loan constituting Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts, titled as instructed by Purchaser. The Escrow Accounts shall be established with a Qualified Depository, in a manner which shall provide maximum available insurance thereunder. Funds deposited in the Escrow Account may be drawn on by the Servicer in accordance with Section 4.07. The creation of any Escrow Account shall be evidenced by a certification in the form of Exhibit E-1 hereto, in the case of an account established with the Servicer, or by a letter agreement in the form of Exhibit E-2 hereto, in the case of an account held by a depository other than the Servicer. A copy of such certification shall be furnished to the Purchaser and, upon request, to any subsequent Purchaser.

          The Servicer shall deposit in the Escrow Account or Accounts on a daily basis, and retain therein:

          (i) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement; and

          (ii) all amounts representing Insurance Proceeds or Condemnation Proceeds which are to be applied to the restoration or repair of any Mortgaged Property.

          The Servicer shall make withdrawals from the Escrow Account only to effect such payments as are required under this Agreement, as set forth in
Section 4.07. The Servicer shall be entitled to retain any interest paid on funds deposited in the Escrow Account by the depository institution, other than interest on escrowed funds required by law to be paid to the Mortgagor. To the extent required by law, the Servicer shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account may be non-interest bearing or that interest paid thereon is insufficient for such purposes.

          Section 4.07 Permitted Withdrawals From Escrow Account.
                       -----------------------------------------

          Withdrawals from the Escrow Account or Accounts may be made by the Servicer only:

          (i) to effect timely payments of ground rents, taxes, assessments, water rates, mortgage insurance premiums, condominium charges, fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage;

          (ii) to reimburse the Servicer for any Servicing Advances made by the Servicer pursuant to Section 4.08 with respect to a related Mortgage Loan, but only from amounts received on the related Mortgage Loan which represent late collections of Escrow Payments thereunder;

          (iii) to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan;

          (iv) for transfer to the Custodial Account and application to reduce the principal balance of the Mortgage Loan in accordance with the terms of the related Mortgage and Mortgage Note;

          (v) for application to restoration or repair of the Mortgaged Property in accordance with the procedures outlined in Section 4.14;

          (vi )to pay to the Servicer, or any Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account; and

          (vii) to clear and terminate the Escrow Account on the termination of this Agreement.

          Section 4.08 Payment of Taxes, Insurance and Other Charges.
                       ---------------------------------------------

          With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates, sewer rents, and other charges which are or may become a lien upon the Mortgaged Property and the status of PMI Policy premiums and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect or cause to be effected payment thereof prior to the applicable penalty or termination date, employing for such purposes deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. To the extent that a Mortgage does not provide for Escrow Payments, the Servicer shall determine that any such payments are made by the Mortgagor at the time they first become due. The Servicer assumes full responsibility for (a) the timely payment of all such bills and shall effect timely payment of all such charges irrespective of each Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments, and the Servicer shall make Servicing Advances from its own funds to effect such payments and
(b) any penalties or late charges incurred in connection with such bills and any other charges (including, without limitation, assessments, water rates or sewer rents) which may become a lien against the Mortgaged Property without reimbursement therefor.

          Section 4.09 Protection of Accounts.
                       ----------------------

          The Servicer may transfer the Custodial Account or the Escrow Account to a different Qualified Depository from time to time. Such transfer shall be made only upon obtaining the consent of the Purchaser, which consent shall not be withheld unreasonably.

          The Servicer shall bear any expenses, losses or damages sustained by the Purchaser because the Custodial Account and/or the Escrow Account are not demand deposit accounts.

          Amounts on deposit in the Custodial Account and the Escrow Account may at the option of the Servicer be invested in Eligible Investments; provided that in the event that amounts on deposit in the Custodial Account or the Escrow Account exceed the amount fully insured by the FDIC (the "Insured Amount") the Servicer shall be obligated to invest the excess amount over the Insured Amount in Eligible Investments on the same Business Day as such excess amount becomes present in the Custodial Account or the Escrow Account. Any such Eligible Investment shall mature no later than the Determination Date next following the date of such Eligible Investment, provided, however, that if such Eligible Investment is an obligation of a Qualified Depository (other than the Servicer) that maintains the Custodial Account or the Escrow Account, then such Eligible Investment may mature on such Remittance Date. Any such Eligible Investment shall be made in the name of the Servicer in trust for the benefit of the Purchaser. All income on or gain realized from any such Eligible Investment shall be for the benefit of the Servicer and may be withdrawn at any time by the Servicer. Any losses incurred in respect of any such investment shall be deposited in the Custodial Account or the Escrow Account, by the Servicer out of its own funds immediately as realized.

          Section 4.10. Maintenance of Hazard Insurance.
                        -------------------------------

          The Servicer shall cause to be maintained for each Mortgage Loan hazard insurance such that all buildings upon the Mortgaged Property are insured by a generally acceptable insurer rated A:VI or better in the current Best's Key Rating Guide ("Best's") against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, in an amount which is at least equal to the lesser of (i) the replacement value of the improvements securing such Mortgage Loan and (ii) the greater of (a) the outstanding principal balance of the Mortgage Loan and (b) an amount such that the proceeds thereof shall be sufficient to prevent the Mortgagor or the loss payee from becoming a co-insurer.

          If upon origination of the Mortgage Loan, the related Mortgaged Property was located in an area identified in the Federal Register by the Flood Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier rated A:VI or better in Best's in an amount representing coverage equal to the lesser of (i) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement cost basis (or the unpaid balance of the mortgage if replacement cost coverage is not available for the type of building insured) and (ii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended. If at any time during the term of the Mortgage Loan, the Servicer determines in accordance with applicable law and pursuant to the FNMA Guides that a Mortgaged Property is located in a special flood hazard area and is not covered by flood insurance or is covered in an amount less than the amount required by the Flood Disaster Protection Act of 1973, as amended, the Servicer shall notify the related Mortgagor that the Mortgagor must obtain such flood insurance coverage, and if said Mortgagor fails to obtain the required flood insurance coverage within forty-five (45) days after such notification, the Servicer shall immediately force place the required flood insurance on the Mortgagor's behalf.

          If a Mortgage is secured by a unit in a condominium project, the Servicer shall verify that the coverage required of the owner's association, including hazard, flood, liability, and fidelity coverage, is being maintained in accordance with then current FNMA requirements, and secure from the owner's association its agreement to notify the Servicer promptly of any change in the insurance coverage or of any condemnation or casualty loss that may have a material effect on the value of the Mortgaged Property as security.

          The Servicer shall cause to be maintained on each Mortgaged Property such earthquake or other additional special hazard insurance as may be required pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance, or pursuant to the requirements of any PMI Policy insurer, or as may be required to conform with Accepted Servicing Practices.

          In the event that any Purchaser or the Servicer shall determine that the Mortgaged Property should be insured against loss or damage by hazards and risks not covered by the insurance required to be maintained by the Mortgagor pursuant to the terms of the Mortgage, the Servicer shall communicate and consult with the Mortgagor with respect to the need for such insurance and bring to the Mortgagor's attention the desirability of protection of the Mortgaged Property.

          All policies required hereunder shall name the Servicer as loss payee and shall be endorsed with standard or union mortgagee clauses, without contribution, which shall provide for at least 30 days prior written notice of any cancellation, reduction in amount or material change in coverage.

          The Servicer shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent, provided, however, that the Servicer shall not accept any such insurance policies from insurance companies unless such companies are rated A:VI or better in Best's and are licensed to do business in the jurisdiction in which the Mortgaged Property is located. The Servicer shall determine that such policies provide sufficient risk coverage and amounts, that they insure the property owner, and that they properly describe the property address. The Servicer shall furnish to the Mortgagor a formal notice of expiration of any such insurance in sufficient time for the Mortgagor to arrange for renewal coverage by the expiration date.

          Pursuant to Section 4.04, any amounts collected by the Servicer under any such policies (other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the related Mortgaged Property, or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor, in accordance with the Servicer's normal servicing procedures as specified in Section 4.14) shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 4.05.

          Section 4.11 Maintenance of Mortgage Impairment Insurance.
                       --------------------------------------------

          In the event that the Servicer shall obtain and maintain a blanket policy insuring against losses arising from fire and hazards covered under extended coverage on all of the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to
Section 4.10 and otherwise complies with all other requirements of Section 4.10, it shall conclusively be deemed to have satisfied its obligations as set forth in Section 4.10. Any amounts collected by the Servicer under any such policy relating to a Mortgage Loan shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 4.05. Such policy may contain a deductible clause, in which case, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 4.10, and there shall have been a loss which would have been covered by such policy, the Servicer shall deposit in the Custodial Account at the time of such loss the amount not otherwise payable under the blanket policy because of such deductible clause, such amount to deposited from the Servicer's funds, without reimbursement therefor. Upon request of any Purchaser, the Servicer shall cause to be delivered to such Purchaser a certified true copy of such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without 30 days' prior written notice to such Purchaser.

          Section 4.12  Maintenance  of Fidelity Bond and Errors and Omissions
                        ------------------------------------------------------
Insurance.
---------

          The Servicer shall maintain with responsible companies, at its own expense, a blanket Fidelity Bond and an Errors and Omissions Insurance Policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans ("Servicer Employees"). Any such Fidelity Bond and Errors and Omissions Insurance Policy shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such Servicer Employees. Such Fidelity Bond and Errors and Omissions Insurance Policy also shall protect and insure the Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 4.12 requiring such Fidelity Bond and Errors and Omissions Insurance Policy shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by FNMA. Upon the request of any Purchaser, the Servicer shall cause to be delivered to such Purchaser a certificate of insurance of the insurer and the surety including a statement from the surety and the insurer that such fidelity bond and insurance policy shall in no event be terminated or materially modified without 30 days' prior written notice to the Purchaser.

          Section 4.13 Inspections.
                       -----------

          The Servicer shall inspect the Mortgaged Property as often as deemed necessary by the Servicer to assure itself that the value of the Mortgaged Property is being preserved. In addition, if any Mortgage Loan is more than 60 days delinquent, the Servicer immediately shall inspect the Mortgaged Property and shall conduct subsequent inspections in accordance with Accepted Servicing Practices or as may be required by the primary mortgage guaranty insurer. The Servicer shall keep a written or electronic report of each such inspection.

          Section 4.14 Restoration of Mortgaged Property.
                       ---------------------------------

          The Servicer need not obtain the approval of the Purchaser prior to releasing any Insurance Proceeds or Condemnation Proceeds to the Mortgagor to be applied to the restoration or repair of the Mortgaged Property if such release is in accordance with Accepted Servicing Practices. At a minimum, the Servicer shall comply with the following conditions in connection with any such release of Insurance Proceeds or Condemnation Proceeds:

          (i) the Servicer shall receive satisfactory independent verification of completion of repairs and issuance of any required approvals with respect thereto;

          (ii) the Servicer shall take all steps necessary to preserve the priority of the lien of the Mortgage, including, but not limited to requiring waivers with respect to mechanics' and materialmen's liens;

          (iii) the Servicer shall verify that the Mortgage Loan is not in default; and

          (iv) pending repairs or restoration, the Servicer shall place the Insurance Proceeds or Condemnation Proceeds in the Escrow Account.

          If the Purchaser is named as an additional loss payee, the Servicer is hereby empowered to endorse any loss draft issued in respect of such a claim in the name of the Purchaser.

          Section 4.15 Maintenance of PMI Policy; Claims.
                       ---------------------------------

          With respect to each Mortgage Loan with a LTV in excess of 80%, the Servicer shall, without any cost to the Purchaser, maintain or cause the Mortgagor to maintain in full force and effect a PMI Policy insuring that portion of the Mortgage Loan in excess of 75% of value, and shall pay or shall cause the Mortgagor to pay the premium thereon on a timely basis, until the LTV of such Mortgage Loan is reduced to 80%. In the event that such PMI Policy shall be terminated, the Servicer shall obtain from another Qualified Insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated PMI Policy. If the insurer shall cease to be a Qualified Insurer, the Servicer shall determine whether recoveries under the PMI Policy are jeopardized for reasons related to the financial condition of such insurer, it being understood that the Servicer shall in no event have any responsibility or liability for any failure to recover under the PMI Policy for such reason. If the Servicer determines that recoveries are so jeopardized, it shall notify the Purchaser and the Mortgagor, if required, and obtain from another Qualified Insurer a replacement insurance policy. The Servicer shall not take any action which would result in noncoverage under any applicable PMI Policy of any loss which, but for the actions of the Servicer would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 6.01, the Servicer shall promptly notify the insurer under the related PMI Policy, if any, of such assumption or substitution of liability in accordance with the terms of such PMI Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such PMI Policy. If such PMI Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement PMI Policy as provided above.

          In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself and the Purchaser, claims to the insurer under any PMI Policy in a timely fashion in accordance with the terms of such PMI Policy and, in this regard, to take such action as shall be necessary to permit recovery under any PMI Policy respecting a defaulted Mortgage Loan. Pursuant to Section 4.04, any amounts collected by the Servicer under any PMI Policy shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 4.05.

          Section 4.16 Title, Management and Disposition of REO Property.
                       -------------------------------------------------

          In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Purchaser, or in the event the Purchaser is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the "doing business" or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an opinion of counsel obtained by the Servicer from any attorney duly licensed to practice law in the state where the REO Property is located. The Person or Persons holding such title other than the Purchaser shall acknowledge in writing that such title is being held as nominee for the Purchaser.

          The Purchaser shall furnish the Servicer, upon written request, with any powers of attorney empowering the Servicer or any Subservicer to execute and deliver instruments of satisfaction or cancellation or of partial or full release or discharge or to foreclose upon or otherwise liquidate Mortgaged Property in accordance with the provision hereof, and shall execute and deliver such other documents as the Servicer may reasonably request and which are necessary or appropriate to enable the Servicer to service and administer the Mortgage Loans and to carry out its duties hereunder.

          The Servicer shall manage, conserve, protect and operate each REO Property for the Purchaser solely for the purpose of its prompt disposition and sale. The Servicer, either itself or through an agent selected by the Servicer, shall manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. The Servicer shall attempt to sell the same (and may temporarily rent the same for a period not greater than one year, except as otherwise provided below) on such terms and conditions as the Servicer deems to be in the best interest of the Purchaser.

          The Servicer shall use its best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within one year after title has been taken to such REO Property, unless (i)
(A) a REMIC election has not been made with respect to the arrangement under which the Mortgage Loans and the REO Property are held, and (ii) the Servicer determines, and gives an appropriate notice to the Purchaser to such effect, that a longer period is necessary for the orderly liquidation of such REO Property. If a period longer than one year is permitted under the foregoing sentence and is necessary to sell any REO Property, (i) the Servicer shall report monthly to the Purchaser as to the progress being made in selling such REO Property and (ii) if, with the written consent of the Purchaser, a purchase money mortgage is taken in connection with such sale, such purchase money mortgage shall name the Servicer as mortgagee, and such purchase money mortgage shall not be held pursuant to this Agreement, but instead a separate participation agreement among the Servicer and Purchaser shall be entered into with respect to such purchase money mortgage.

          The Servicer shall also maintain on each REO Property fire and hazard insurance with extended coverage in amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in the amount required above.

          The disposition of REO Property shall be carried out by the Servicer at such price, and upon such terms and conditions, as the Servicer deems to be in the best interests of the Purchaser. The proceeds of sale of the REO Property shall be promptly deposited in the Custodial Account. As soon as practical thereafter the expenses of such sale shall be paid and the Servicer shall reimburse itself for any related unreimbursed Servicing Advances, unpaid Servicing Fees and unreimbursed Monthly Advances made pursuant to Section
5.03. On the Remittance Date immediately following the Prepayment Period in which such sale proceeds are received the net cash proceeds of such sale remaining in the Custodial Account shall be distributed to the Purchaser.

          The Servicer shall withdraw the Custodial Account funds necessary for the proper operation, management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to Section
4.10 and the fees of any managing agent of the Servicer, a Subservicer, or the Servicer itself. The REO management fee shall be an amount that is reasonable and customary in the area where the Mortgaged Property is located. The Servicer shall make monthly distributions on each Remittance Date to the Purchasers of the net cash flow from the REO Property (which shall equal the revenues from such REO Property net of the expenses described in this Section
4.16 and of any reserves reasonably required from time to time to be maintained to satisfy anticipated liabilities for such expenses).

          Section 4.17 Real Estate Owned Reports.
                       -------------------------

          Together with the statement furnished pursuant to Section 5.02, the Servicer shall furnish to the Purchaser on or before the Remittance Date each month a statement with respect to any REO Property covering the operation of such REO Property for the previous month and the Servicer's efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous month. That statement shall be accompanied by such other information as the Purchaser shall reasonably request.

          Section 4.18 Liquidation Reports.
                       -------------------

          Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Purchaser pursuant to a deed in lieu of foreclosure, the Servicer shall submit to the Purchaser a liquidation report with respect to such Mortgaged Property.

          Section 4.19 Reports of Foreclosures  and  Abandonments of Mortgaged
                       -------------------------------------------------------
                       Property.
                       --------

          Following the foreclosure sale or abandonment of any Mortgaged Property, the Servicer shall report such foreclosure or abandonment as required pursuant to Section 6050J of the Code.


                                   ARTICLE V

                             PAYMENTS TO PURCHASER

          Section 5.01 Remittances.
                       -----------

          On each Remittance Date the Servicer shall remit by wire transfer of immediately available funds to the Purchaser (a) all amounts deposited in the Custodial Account as of the close of business on the Determination Date (net of charges against or withdrawals from the Custodial Account pursuant to
Section 4.05), plus (b) all Monthly Advances, if any, which the Servicer is obligated to distribute pursuant to Section 5.03, minus (c) any amounts attributable to Principal Prepayments, Liquidation Proceeds and Insurance Proceeds received after the applicable Prepayment Period which amounts shall be remitted on the following Remittance Date, together with any additional interest required to be deposited in the Custodial Account in connection with such Principal Prepayment in accordance with Section 4.04(viii), and minus (d) any amounts attributable to Monthly Payments collected but due on a Due Date or Dates subsequent to the first day of the month of the Remittance Date, which amounts shall be remitted on the Remittance Date next succeeding the Due Period for such amounts.

          With respect to any remittance received by the Purchaser after the second Business Day following the Business Day on which such payment was due, the Servicer shall pay to the Purchaser interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus three percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Servicer on the date such late payment is made and shall cover the period commencing with the day following such second Business Day and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date. The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Servicer.

          Section 5.02 Statements to Purchaser.
                       -----------------------

          Not later than the Remittance Date, the Servicer shall furnish to the Purchaser a Monthly Remittance Advice, with a trial balance report attached thereto, in the form of Exhibit F annexed hereto in hard copy and electronic medium mutually acceptable to the parties as to the preceding remittance and the period ending on the preceding Determination Date.

          In addition, not more than 60 days after the end of each calendar year, the Servicer shall furnish to each Person who was a Purchaser at any time during such calendar year an annual statement in accordance with the requirements of applicable federal income tax law as to the aggregate of remittances for the applicable portion of such year.

          Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer pursuant to any requirements of the Internal Revenue Code as from time to time are in force.

          The Servicer shall prepare any and all tax, information statements or other filings required to be delivered to any governmental taxing authority or to any Purchaser pursuant to any applicable law with respect to the Mortgage Loans and the transactions contemplated hereby. In addition, the Servicer shall provide each Purchaser with such information concerning the Mortgage Loans as is necessary for such Purchaser to prepare its federal income tax return as any Purchaser may reasonably request from time to time.

          Section 5.03 Monthly Advances by Servicer.
                       ----------------------------

          On the Business Day immediately preceding each Remittance Date, the Servicer shall deposit in the Custodial Account from its own funds an amount equal to all Monthly Payments (with interest adjusted to the Mortgage Loan Remittance Rate) which were due on the Mortgage Loans during the applicable Due Period and which were delinquent at the close of business on the immediately preceding Determination Date or which were deferred pursuant to
Section 4.01. The Servicer's obligation to make such Monthly Advances as to any Mortgage Loan will continue through the last Monthly Payment due prior to the payment in full of the Mortgage Loan, or through the last Remittance Date prior to the Remittance Date for the distribution of all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds and Condemnation Proceeds) with respect to the Mortgage Loan.

          The Servicer shall be obligated to make Monthly Advances in accordance with the provisions of this Agreement; provided however, that such obligation with respect to any Mortgage Loan shall cease if the Servicer determines, in its reasonable opinion, that Monthly Advances with respect to such Mortgage Loan will not be ultimately recoverable by the Servicer from Liquidation Proceeds, Insurance Proceeds or Condemnation Proceeds. In the event that the Servicer determines that any such advances are Nonrecoverable Advances, the Servicer shall provide the Purchaser with a certificate signed by two Servicing Officers evidencing such determination.

          If a Monthly Advance is required hereunder, the Servicer shall on the Remittance Date immediately following the related Determination Date either (i) deposit in the Custodial Account an amount equal to such Monthly Advance, (ii) cause to be made an appropriate entry in the records of the Custodial Account that funds in such account being held for future distribution or withdrawal have been, as permitted by this Section 5.03, used by the Servicer to make such Monthly Advance and remit such funds to the Purchaser or (iii) make Monthly Advances in the form of any combination of clauses (i) and (ii) aggregating the amount of such Monthly Advance. Any funds being held in the Custodial Account for future distribution to Purchaser and so used shall be replaced by the Servicer from its own funds by deposit in the Custodial Account on or before any future Remittance Date in which such funds would be due to the Purchaser.


                                  ARTICLE VI

                         GENERAL SERVICING PROCEDURES

          Section 6.0l Transfers of Mortgaged Property.
                       -------------------------------

          The Servicer shall use its best efforts to enforce any "due-on-sale" provision contained in any Mortgage or Mortgage Note and to deny assumption by the person to whom the Mortgaged Property has been or is about to be sold whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains liable on the Mortgage and the Mortgage Note. When the Mortgaged Property has been conveyed by the Mortgagor, the Servicer shall, to the extent it has knowledge of such conveyance, exercise its rights to accelerate the maturity of such Mortgage Loan under the "due-on-sale" clause applicable thereto, provided, however, that the Servicer shall not exercise such rights if prohibited by law from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related PMI Policy, if any.

          If the Servicer reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, the Servicer shall enter into (i) an assumption and modification agreement with the person to whom such property has been conveyed, pursuant to which such person becomes liable under the Mortgage Note and the original Mortgagor remains liable thereon or (ii) in the event the Servicer is unable under applicable law to require that the original Mortgagor remain liable under the Mortgage Note and the Servicer has the prior consent of the primary mortgage guaranty insurer, a substitution of liability agreement with the purchaser of the Mortgaged Property pursuant to which the original Mortgagor is released from liability and the purchaser of the Mortgaged Property is substituted as Mortgagor and becomes liable under the Mortgage Note. In connection with any such assumption, neither the Mortgage Interest Rate borne by the related Mortgage Note, the term of the Mortgage Loan nor the outstanding principal amount of the Mortgage Loan shall be changed.

          To the extent that any Mortgage Loan is assumable, the Servicer shall inquire diligently into the creditworthiness of the proposed transferee, and shall use the underwriting criteria for approving the credit of the proposed transferee which are used by FNMA with respect to underwriting mortgage loans of the same type as the Mortgage Loans. If the credit of the proposed transferee does not meet such underwriting criteria, the Servicer diligently shall, to the extent permitted by the Mortgage or the Mortgage Note and by applicable law, accelerate the maturity of the Mortgage Loan.

          Section  6.02  Satisfaction  of  Mortgages  and  Release of Mortgage
                         -----------------------------------------------------
Files.
-----

          Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer shall notify the Purchaser in the Monthly Remittance Advice as provided in Section 5.02, and upon deposit of such payment in full in the Custodial Account may request the release of any Mortgage Loan Documents.

          If the Servicer satisfies or releases a Mortgage without first having obtained payment in full of the indebtedness secured by the Mortgage or should the Servicer otherwise prejudice any rights the Purchaser may have under the mortgage instruments, upon written demand of the Purchaser, the Servicer shall repurchase the related Mortgage Loan at the Repurchase Price by deposit thereof in the Custodial Account within 2 Business Days of receipt of such demand by the Purchaser. The Servicer shall maintain the Fidelity Bond and Errors and Omissions Insurance Policy as provided for in Section 4.12 insuring the Servicer against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

          Section 6.03 Servicing Compensation.
                       ----------------------

          As compensation for its services hereunder, the Servicer shall be entitled to withdraw from the Custodial Account or to retain from interest payments on the Mortgage Loans the amount of its Servicing Fee, less any amounts payable by the Servicer pursuant to Section 4.04 (viii). The Servicing Fee shall be payable monthly and shall be computed on the basis of the same unpaid principal balance and for the period respecting which any related interest payment on a Mortgage Loan is computed. The Servicing Fee shall be payable only at the time of and with respect to those Mortgage Loans for which payment is in fact made of the entire amount of the Monthly Payment. The obligation of the Purchaser to pay the Servicing Fee is limited to, and payable solely from, the interest portion of such Monthly Payments collected by the Servicer or as otherwise provided in Section 4.05.

          Additional servicing compensation in the form of Ancillary Income shall be retained by the Servicer. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement thereof except as specifically provided for herein.

          Section 6.04 Annual Statement as to Compliance.
                       ---------------------------------

          The Servicer shall deliver to the Purchaser, on or before March 31 each year beginning March 31, 1999, an Officer's Certificate, stating that (i) a review of the activities of the Servicer during the preceding calendar year and of performance under this Agreement has been made under such officer's supervision, and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and the action being taken by the Servicer to cure such default.

          Section  6.05  Annual  Independent  Public  Accountants'   Servicing
                         -----------------------------------------------------
Report.
------

          On or before March 31st of each year beginning March 31, 1999, the Servicer, at its expense, shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to each Purchaser to the effect that such firm has examined certain documents and records relating to the servicing of mortgage loans which the servicer is servicing, including the Mortgage Loans, and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, nothing has come to their attention which would indicate that such servicing has not been conducted in compliance with Accepted Servicing Practices, except for (i) such exceptions as such firm shall believe to be immaterial, and (ii) such other exceptions as shall be set forth in such statement.

          Section 6.06 Right to Examine Servicer Records.
                       ---------------------------------

          The Purchaser shall have the right to examine and audit any and all of the books, records, or other information of the Servicer, whether held by the Servicer or by another on its behalf, with respect to or concerning this Agreement or the Mortgage Loans, during business hours or at such other times as may be reasonable under applicable circumstances, upon reasonable advance notice.


                                  ARTICLE VII

                                SECURITIZATION

          Section 7.01 Securitization.
                       --------------

          The Sellers and the Servicer acknowledge and agree that it is the intention of the Purchaser to effect a securitization (the "Securitization") of the Mortgage Loans, and that in connection with such Securitization, the Purchaser intends (1) to sell some or all of the Mortgage Loans and other property purchased by the Purchaser from the Sellers pursuant to this Agreement and any related mortgage loan purchase agreement and (2) to assign all of its rights and delegate all of its obligations under this Agreement. The Sellers and the Servicer acknowledge and agree that (1) such sales, assignments and delegations may be effected in a series of transactions, (2) the ultimate beneficiary thereof will be the Trustee and (3) the Trustee shall have the right to enforce all of the obligations of the Sellers and the Servicer under this Agreement as if for such purpose the Trustee were the Purchaser hereunder, including but not limited to the rights to enforce the representations and warranties of the Sellers and the Servicer and the servicing obligations of the Servicer. All references to the Purchaser herein shall, unless otherwise specified, be deemed to refer to the initial Purchaser hereunder and to each assignee thereof, and of such assignee, expressly including, without limitation, the Trustee.

          The Sellers and the Servicer shall cooperate with the Purchaser in connection with the above-described transactions. In that connection, the Sellers shall provide to the Trustee or a third party, as the case may be: any and all information and appropriate verification of information which may be reasonably available to the Sellers, whether through letters of its auditors and counsel or otherwise, as the Purchaser shall reasonably request or as are reasonably believed necessary by the Trustee, such third party, any master servicer, or any rating agency, as the case may be, in connection with such transactions, at reasonable out-of-pocket expense of the Purchaser (unless such information is otherwise required to be provided by the Sellers hereunder). In furtherance of the foregoing, each Seller and the Servicer shall deliver, to the extent available, information as to its delinquency, foreclosure and loss experience for the immediately preceding three year period in each case, with respect to mortgage loans owned by it and such mortgage loans serviced for others during such period. In connection with the Securitization, the Sellers shall indemnify the Purchaser if any information furnished by the Sellers for use in any prospectus delivered with respect to the Certificates issued in connection therewith is untrue in any material respect or omits information necessary to make the statements contained therein not misleading in any material respect in light of the circumstances under which they were made.

          In the event the Purchaser has elected to have the Sellers hold record title to the Mortgages, prior to the Closing Date the Sellers or its designee shall prepare an Assignment of Mortgage in blank from the Sellers, acceptable to the Trustee, for each Mortgage Loan that is part of the Securitization and shall pay all preparation and recording costs associated therewith so long as such Assignment of Mortgage has not previously been recorded at the expense of the Sellers. The Sellers shall execute each Assignment of Mortgage, track such Assignments of Mortgage to ensure they have been recorded and deliver them as required by the Trustee, upon the Seller's receipt thereof. Additionally, the Sellers shall prepare and execute, at the direction of the Purchaser, any note endorsements in connection with the Securitization.

          Section 7.02 Bring-down of Representations and Warranties.
                       --------------------------------------------

          In connection with the Securitization, the Sellers and the Servicer shall be deemed to have repeated each of the applicable representations and warranties set forth in Sections 3.01, 3.02 and 3.03 as of the earlier of (i) the closing date of the Securitization and (ii) November 20, 1998.


                                 ARTICLE VIII

                     SELLERS AND THE SERVICER TO COOPERATE

          Section 8.01 Provision of Information.
                       ------------------------

          During the term of this Agreement, the Sellers and the Servicer shall furnish to the Purchaser such periodic, special, or other reports or information, and copies or originals of any documents contained in the Servicing File for each Mortgage Loan, whether or not provided for herein, as shall be necessary, reasonable, or appropriate with respect to the Purchaser, any regulatory requirement pertaining to the Purchaser or the purposes of this Agreement. All such reports, documents or information shall be provided by and in accordance with all reasonable instructions and directions which the Purchaser may give.

          The Sellers and the Servicer shall execute and deliver all such instruments and take all such action as the Purchaser may reasonably request from time to time, in order to effectuate the purposes and to carry out the terms of this Agreement.

          Section 8.02 Financial Statements; Servicing Facility.
                       ----------------------------------------

          In connection with marketing the Mortgage Loans, the Purchaser may make available to a prospective Purchaser a Consolidated Statement of Operations of the Sellers for the most recently completed five fiscal years or such lesser period the Sellers have been in existence for which such a statement is available, as well as a Consolidated Statement of Condition at the end of the last two fiscal years covered by such Consolidated Statement of Operations. The Sellers also shall make available the most recent comparable interim statements to the extent any such statements have been prepared by or on behalf of the Sellers (and are available upon request to members or stockholders of the Sellers or to the public at large). If it has not already done so, the Sellers shall furnish promptly to the Purchaser copies of the statement specified above.

          The Sellers also shall make available to Purchaser or prospective Purchaser a knowledgeable financial or accounting officer for the purpose of answering questions respecting recent developments affecting the Sellers or the financial statements of the Sellers, and to permit any prospective Purchaser to inspect the Servicer's servicing facilities or those of any Subservicer for the purpose of satisfying such prospective Purchaser that the Servicer and any Subservicer have the ability to service the Mortgage Loans as provided in this Agreement.


                                  ARTICLE IX

                         THE SELLERS AND THE SERVICER

          Section 9.01 Indemnification; Third Party Claims.
                       -----------------------------------

          The Sellers shall indemnify the Purchaser and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser may sustain in any way related to the failure of the Sellers or the Servicer to perform their respective duties and service the Mortgage Loans in material compliance with the terms of this Agreement. The Sellers immediately shall notify the Purchaser if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, shall promptly notify FNMA, FHLMC, or the trustee with respect to any claim made by a third party with respect to this Agreement, the Mortgage Loans, assume (with the prior written consent of the Purchaser) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the Purchaser in respect of such claim. The Sellers shall follow any reasonable written instructions received from the Purchaser in connection with such claim. The Purchaser promptly shall reimburse the Sellers for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way related to the Sellers' or the Servicer's indemnification pursuant to Section 3.04, or the failure of the Servicer to service and administer the Mortgage Loans in material compliance with the terms of this Agreement.

          Section 9.02 Merger or Consolidation of the Sellers or the Servicer.
                       ------------------------------------------------------

          The Sellers and the Servicer shall keep in full effect their existence, rights and franchises as a corporation, and shall obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

          Any person into which either Seller or the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which either Seller or the Servicer shall be a party, or any Person succeeding to the business of either Seller or the Servicer, shall be the successor of such Seller or the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, provided, however, that the successor or surviving Person shall be an institution (i) having a net worth of not less than $25,000,000 and (ii) which is a FNMA-approved company in good standing. If any such merger, conversion or consolidation occurs after the Securitization, in addition to the foregoing, there must be delivered to the Purchaser a letter from each of the Rating Agencies to the effect that such merger, conversion or consolidation will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates.

          Section 9.03 Limitation on Liability of Servicer and Others.
                       ----------------------------------------------

          Neither the Servicer nor any of the directors, officers, employees or agents of the Servicer shall be under any liability to the Purchaser for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment, provided, however, that this provision shall not protect the Servicer or any such person against any Breach of warranties or representations made herein, or failure to perform its obligations in strict compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement. The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability, provided, however, that the Servicer may, with the consent of the Purchaser, undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto. In such event, the Servicer shall be entitled to reimbursement from the Purchaser of the reasonable legal expenses and costs of such action unless such action results from the Servicer's willful misconduct, bad faith or negligence in the performance of its duties hereunder.

          Section 9.04 Limitation on Resignation and Assignment by Servicer.
                       ----------------------------------------------------

          The Purchaser has entered into this Agreement with the Servicer and subsequent Purchasers will purchase the Mortgage Loans in reliance upon the independent status of the Servicer, and the representations as to the adequacy of its servicing facilities, plant, personnel, records and procedures, its integrity, reputation and financial standing, and the continuance thereof. Therefore, the Servicer shall neither assign this Agreement or the servicing hereunder or, except as provided in Section 9.02, delegate its rights or duties hereunder or any portion hereof to other than a Subservicer or sell or otherwise dispose of all or substantially all of its property or assets without the prior written consent of the Purchaser, which consent shall not be unreasonably withheld.

          The Servicer shall not resign from the obligations and duties hereby imposed on it except by mutual consent of the Sellers and the Purchaser or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Purchaser which Opinion of Counsel shall be in form and substance acceptable to the Purchaser. No such resignation shall become effective until a successor shall have assumed the Servicer's responsibilities and obligations hereunder in the manner provided in Section 12.01.

          Without in any way limiting the generality of this Section 9.04, in the event that the Servicer either shall assign this Agreement or the servicing responsibilities hereunder or delegate its duties hereunder or any portion thereof (to other than a Subservicer) or, except as provided in
Section 9.02, sell or otherwise dispose of all or substantially all of its property or assets without the prior written consent of the Purchaser as provided herein, then the Purchaser shall have the right to terminate this Agreement upon notice given as set forth in Section 10.01, without any payment of any penalty or damages and without any liability whatsoever to the Servicer or any third party.


                                   ARTICLE X

                                    DEFAULT

          Section 10.01 Events of Default.
                        -----------------

          Each of the following shall constitute an Event of Default:

          (i) any failure by the Servicer to remit to the Purchaser any payment required to be made under the terms of this Agreement which continues unremedied for a period of five days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Purchaser; or

          (ii) failure by either Seller or the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Sellers or the Servicer set forth in this Agreement or in the Custodial Agreement which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Sellers and the Servicer by the Purchaser or by the Custodian; or

          (iii) failure by the Servicer to maintain its license to do business in any jurisdiction where the Mortgaged Property is located; or

          (iv) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, including bankruptcy, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against either Seller or the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

          (v) either Seller or the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to either Seller or the Servicer or of or relating to all or substantially all of its property; or

          (vi) either Seller or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations or cease its normal business operations for three Business Days; or

          (vii) the Servicer ceases to meet the qualifications of a FNMA lender; or

          (viii) CMC or the Servicer fails to maintain a minimum net worth of $25,000,000, or CRMT fails to maintain a minimum net worth of $20,000,000; or

          (ix) the Servicer attempts to assign its right to servicing compensation hereunder or either Seller or the Servicer attempts, without the consent of the Purchaser, to sell or otherwise dispose of all or substantially all of its property or assets or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof in violation of Section 9.04.

          In each and every such case, so long as an Event of Default shall not have been remedied, in addition to whatsoever rights the Purchaser may have at law or equity to damages, including injunctive relief and specific performance, the Purchaser, by notice in writing to the Servicer, may terminate all the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof.

          Upon receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Section 12.01. Upon written request from any Purchaser, the Servicer shall prepare, execute and deliver to the successor entity designated by the Purchaser any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement or assignment of the Mortgage Loans and related documents, at the Servicer's sole expense. The Servicer shall cooperate with the Purchaser and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

          Section 10.02 Waiver of Defaults.
                        ------------------

          By a written notice, the Purchaser may waive any default by either Seller or the Servicer in the performance of its obligations hereunder and its consequences. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.


                                  ARTICLE XI

                                  TERMINATION

          Section 11.01 Termination.
                        -----------

          This Agreement shall terminate upon either: (i) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of any REO Property with respect to the last Mortgage Loan and the remittance of all funds due hereunder; or (ii) mutual consent of the Servicer and the Purchaser in writing.

          Section 11.02 Termination Without Cause.
                        -------------------------

          With respect to any Mortgage Loans not subject to the Securitization, the Purchaser may terminate, at its sole option, any rights the Servicer may have hereunder, without cause as provided in this Section 11.02, upon written notice of such termination delivered to the Servicer by registered mail as provided in Section 12.05.

          Upon the termination of the rights of the Servicer in accordance with this Section 11.02, the Purchaser shall pay to the Servicer a termination fee equal to three percent (3%) of the aggregate outstanding principal balance of the Mortgage Loans, as liquidated damages, subject to any claims of the Purchaser for moneys due pursuant to this Agreement.

          Notwithstanding and in addition to the foregoing,  in the event that
(i) a Mortgage Loan becomes delinquent for a period of 120 days or more (a "Delinquent Mortgage Loan") or (ii) a Mortgage Loan becomes an REO Property, the Purchaser may at its election terminate this Agreement with respect to such Delinquent Mortgage Loan or REO Property without payment of a termination fee therefor, upon 15 days' written notice to the Servicer.


                                  ARTICLE XII

                           MISCELLANEOUS PROVISIONS

          Section 12.01 Successor to Servicer.
                        ---------------------

          Prior to termination of the Servicer's responsibilities and duties under this Agreement pursuant to Sections 9.04, 10.01, 11.01 (ii) or 11.02, the Purchaser shall, (i) succeed to and assume all of the Servicer's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor having the characteristics set forth in clauses (i) through (iii) of Section 9.02 and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement prior to the termination of Servicer's responsibilities, duties and liabilities under this Agreement; provided that in the event of a termination pursuant to Section 11.02, such successor shall be approved by the Servicer, which approval shall not be unreasonably withheld. In connection with such appointment and assumption, the Purchaser may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree (not to exceed the Servicing Fee). In the event that the Servicer's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Servicer pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 12.01 and shall in no event relieve the Servicer of the representations and warranties made pursuant to Sections 3.02 and the remedies available to the Purchaser under Section 3.04, it being understood and agreed that the provisions of such Sections 3.02 and 3.04 shall be applicable to the Servicer notwithstanding any such sale, assignment, resignation or termination of the Servicer, or the termination of this Agreement.

          Any successor appointed as provided herein shall execute, acknowledge and deliver to the Servicer and to the Purchaser an instrument accepting such appointment, wherein the successor shall make the representations and warranties set forth in Section 3.02, except for subsections (i) and (k) thereof, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Servicer or termination of this Agreement pursuant to Section 9.04, 10.01, 11.01 or 11.02 shall not affect any claims that any Purchaser may have against the Servicer arising out of the Servicer's actions or failure to act prior to any such termination or resignation.

          The Servicer shall deliver promptly to the successor servicer the Funds in the Custodial Account and Escrow Account and all Servicing Files and related documents and statements held by it hereunder and the Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer.

          Upon a successor's acceptance of appointment as such, the Servicer shall notify by mail the Purchaser of such appointment in accordance with the procedures set forth in Section 12.05.

          Section 12.02 Amendment.
                        ---------

          This Agreement may be amended from time to time by the Sellers, the Servicer and the Purchaser by written agreement signed by the Sellers, the Servicer and the Purchaser.

          Section 12.03 Governing Law.
                        -------------

          This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

          Section 12.04 Duration of Agreement.
                        ---------------------

          This  Agreement   shall  continue  in  existence  and  effect  until
terminated as herein provided. This Agreement shall continue notwithstanding transfers of the Mortgage Loans by the Purchaser.

          Section 12.05 Notices.
                        -------

          All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, addressed as follows:

               (i) if to CMC:


               Cendant Mortgage Corporation
               6000 Atrium Way
               Mt. Laurel, NJ  08054
               Attn: Phil McGoldrick

or such other address as may hereafter be furnished to the Purchaser in writing by CMC;

               (ii)     if to CRMT:

               Cendant Residential Mortgage Trust
               6000 Atrium Way
               Mt. Laurel, NJ  08054
               Attn: Phil McGoldrick

or such other address as may hereafter be furnished to the Purchaser in writing by CRMT;

               (iii) if to Purchaser:

               Lehman Capital, a Division of
               Lehman Brothers Holdings Inc.
               3 World Financial Center
               8th Floor
               200 Vesey Street,
               New York, New York 10285-0800
               Attention: Contract Finance

or such other address as may hereafter be furnished to the Sellers in writing by the Purchaser;

          Section 12.06 Severability of Provisions.
                        --------------------------

          If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

          Section 12.07 Relationship of Parties.
                        -----------------------

          Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto and the services of the Seller and the Servicer shall be rendered as an independent contractor and not as agent for the Purchaser.

          Section 12.08 Execution; Successors and Assigns.
                        ---------------------------------

          This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement. Subject to Section 8.04, this Agreement shall inure to the benefit of and be binding upon the Sellers, the Servicer and the Purchaser and their respective successors and assigns.

          Section 12.09 Recordation of Assignments of Mortgage.
                        --------------------------------------

          To the extent permitted by applicable law, each of the Assignments of Mortgage is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected at the Sellers' expense in the event recordation is either necessary under applicable law or requested by the Purchaser at its sole option.

          Section 12.10 Assignment by Purchaser.
                        -----------------------

          The Purchaser shall have the right, without the consent of the Sellers or the Servicer but subject to the limit set forth in Section 2.02 hereof, to assign, in whole or in part, its interest under this Agreement with respect to some or all of the Mortgage Loans, and designate any person to exercise any rights and assume obligations of the Purchaser hereunder with respect to such Mortgage Loans, by executing an assignment and assumption agreement or other instrument of transfer to such effect. Upon such assignment of rights and assumption of obligations, the assignee or designee shall accede to the rights and obligations hereunder of the Purchaser with respect to such Mortgage Loans and the Purchaser as assignor shall be released from all obligations hereunder with respect to such Mortgage Loans from and after the date of such assignment and assumption. All references to the Purchaser in this Agreement shall be deemed to include its assignee or designee, and any assignee or designee thereof.

          Section 12.11 No Personal Solicitation.
                        ------------------------

          From and after the Closing Date, each of the Sellers and the Servicer hereby agree that it will not take any action or permit or cause any action to be taken by any of its agents or affiliates, or by any independent contractors on the its behalf, to personally, by telephone or mail, solicit the borrower or obligor under any Mortgage Loan for any purpose whatsoever, including to refinance a Mortgage Loan, in whole or in part, without the prior written consent of the Purchaser. It is understood and agreed that all rights and benefits relating to the solicitation of any Mortgagors and the attendant rights, title and interest in and to the list of such Mortgagors and data relating to their Mortgages (including insurance renewal dates) shall be transferred to the Purchaser pursuant hereto on Closing Date and neither of the Sellers nor the Servicer shall take any action to undermine these rights and benefits. Notwithstanding the foregoing, it is understood and agreed that promotions undertaken by the either of the Sellers or the Servicer or any their affiliates which are directed to the general public at large, including, without limitation, mass mailing based on commercially acquired mailing lists, newspaper, radio and television advertisements shall not constitute solicitation under this Section 12.11.

          Section 12.12 Joint and Several Liability.
                        ---------------------------

          Each Seller hereby acknowledges and agrees that, except with respect to the representations and warranties set forth in Section 3.01, such Seller shall be jointly and severally liable to the Purchaser for all representations, warranties, covenants, obligations and indemnities of the Sellers hereunder, including, without limitation, the related remedies for any breach thereof; provided, that each Seller shall be liable for the representations set forth in Section 3.03(n) only with respect to the Mortgage Loans being sold to the Purchaser by such Seller.

          [Signature Page Follows]

          IN WITNESS WHEREOF, the Sellers and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.


                                           LEHMAN CAPITAL, A DIVISION OF LEHMAN
                                           BROTHERS HOLDINGS INC.
                                           (Purchaser)


                                            By:
                                               --------------------------------
                                            Name:
                                                -------------------------------
                                            Title:
                                                  -----------------------------



                                            CENDANT MORTGAGE CORPORATION
                                            (Seller and Servicer)


                                            By:
                                               --------------------------------
                                            Name:
                                                -------------------------------
                                            Title:
                                                  -----------------------------



                                            CENDANT RESIDENTIAL MORTGAGE TRUST
                                            (Seller)


                                            By:
                                               --------------------------------
                                            Name:
                                                -------------------------------
                                            Title:
                                                  -----------------------------

STATE OF NEW YORK   )
                    ) ss.
COUNTY OF NEW YORK  )

          On the __ day of ________, 1998 before me, a Notary Public in and for said State, personally appeared ___________________________, known to me to be Vice President of Lehman Capital, A Division of Lehman Brothers Holdings Inc., the corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand affixed my office seal the day and year in this certificate first above written.


                                        ---------------------------------------
                                        Notary Public


                                        My Commission expires ________

STATE OF NEW YORK    )
                     ) ss.
COUNTY OF NEW YORK   )

          On the __ day of _______, 1998 before me, a Notary Public in and for said State, personally appeared ____________________________, known to me to be __________________ of ____________________, the corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand affixed my office seal the day and year in this certificate first above written.


                                        ---------------------------------------
                                        Notary Public


                                        My Commission expires ________

STATE OF NEW YORK    )
                     ) ss.
COUNTY OF NEW YORK   )

          On the __ day of _______, 1998 before me, a Notary Public in and for said State, personally appeared ____________________________, known to me to be __________________ of ____________________, the corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand affixed my office seal the day and year in this certificate first above written.

                                        ---------------------------------------
                                        Notary Public


                                        My Commission expires ________

                                  EXHIBIT A-1

                            MORTGAGE LOAN SCHEDULE

                         CENDANT MORTGAGE CORPORATION

                                  EXHIBIT A-2

                            MORTGAGE LOAN SCHEDULE

                      CENDANT RESIDENTIAL MORTGAGE TRUST

                                  EXHIBIT B-1

                        CONTENTS OF EACH MORTGAGE FILE

          With respect to each Mortgage Loan, the Mortgage File shall include each of the following Mortgage Loan Documents, which shall be available for inspection by the Purchaser and any prospective Purchaser, and which shall be delivered to the Custodian pursuant to Sections 2.01 and 2.03 of the Seller's Warranties and Servicing Agreement to which this Exhibit is attached (the "Agreement"):

     1. The original Mortgage Note bearing all intervening endorsements, endorsed "Pay to the order of _________ without recourse" and signed in the name of the related Seller by an authorized officer (in the event that the Mortgage Loan was acquired by such Seller in a merger, the signature must be in the following form: "[Seller], successor by merger to [name of predecessor]"; and in the event that the Mortgage Loan was acquired or originated by such Seller while doing business under another name, the signature must be in the following form: "[Seller], formerly known as [previous name]").

     2. The original of any guarantee executed in connection with the Mortgage Note (if any).

     3. The original Mortgage, with evidence of recording thereon. If in connection with any Mortgage Loan, the related Seller cannot deliver or cause to be delivered the original Mortgage with evidence of recording thereon on or prior to the Closing Date because of a delay caused by the public recording office where such Mortgage has been delivered for recordation or because such Mortgage has been lost or because such public recording office retains the original recorded Mortgage, such Seller shall deliver or cause to be delivered to the Custodian, a photocopy of such Mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of such Seller stating that such Mortgage has been dispatched to the appropriate public recording office for recordation and that the original recorded Mortgage or a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage will be promptly delivered to the Custodian upon receipt thereof by such Seller; or
          (ii) in the case of a Mortgage where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, a copy of such Mortgage certified by such public recording office or by the title insurance company that issued the title policy to be a true and complete copy of the original recorded Mortgage.

     4. The originals of all assumption, modification, consolidation or extension agreements, with evidence of recording thereon.

     5. The original Assignment of Mortgage for each Mortgage Loan, in form and substance acceptable for recording, delivered in blank. If the Mortgage Loan was acquired by the related Seller in a merger, the Assignment of Mortgage must be made by "[Seller], successor by merger to [name of predecessor]." If the Mortgage Loan was acquired or originated by such Seller while doing business under another name, the Assignment of Mortgage must be by "[Seller], formerly known as [previous name]."

     6. Originals of all intervening assignments of the Mortgage with evidence of recording thereon, or if any such intervening assignment has not been returned from the applicable recording office or has been lost or if such public recording office retains the original recorded assignments of mortgage, the related Seller shall deliver or cause to be delivered to the Custodian, a photocopy of such intervening assignment, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of such Seller stating that such intervening assignment of mortgage has been dispatched to the appropriate public recording office for recordation and that such original recorded intervening assignment of mortgage or a copy of such intervening assignment of mortgage certified by the appropriate public recording office or by the title insurance company that issued the title policy to be a true and complete copy of the original recorded intervening assignment of mortgage will be promptly delivered to the Custodian upon receipt thereof by such Seller; or (ii) in the case of an intervening assignment where a public recording office retains the original recorded intervening assignment or in the case where an intervening assignment is lost after recordation in a public recording office, a copy of such intervening assignment certified by such public recording office to be a true and complete copy of the original recorded intervening assignment.

     7. The original PMI Policy or certificate of insurance, or policy number in lieu thereof, where required pursuant to the Agreement.

     8. The original mortgagee policy of title insurance or attorney's opinion of title and abstract of title, or a title committment provided that the original mortgagee policy of title insurance is delivered within ninety (90) days after the Closing Date.

     9.   The  original  of  any  security  agreement,   chattel  mortgage  or
          equivalent executed in connection with the Mortgage.

     10.  Such other documents as the Purchaser may require.

                                  EXHIBIT B-2

                        CONTENTS OF EACH SERVICING FILE

          With respect to each Mortgage Loan, the Servicing File shall include each of the following items, which shall be available for inspection by the Purchaser and any prospective Purchaser, and which shall be retained by the Servicer in the Servicing File (or other file or electronic media) pursuant to the Seller's Warranties and Servicing Agreement to which this Exhibit is attached (the "Agreement"):

     1.   A copy of each  Mortgage  Loan  Document  contained  in the Mortgage
          File.

     2.   Residential loan application.

     3.   Mortgage Loan closing statement.

     4.   Verification of employment and income.

     5.   Verification  of  acceptable   evidence  of  source  and  amount  of
          downpayment.

     6.   Credit report on the Mortgagor.

     7.   Residential appraisal report.

     8.   Photograph of the Mortgaged Property.

     9. Survey of the Mortgaged Property, when required by the company issuing the title policy.

     10. Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, sewer agreements, home association declarations, etc.

     11.  All required disclosure statements.

     12. If available, termite report, structural engineer's report, water potability and septic certification.

     13.  Sales contract.

     14. Tax receipts, insurance premium receipts, ledger sheets, payment history from date of origination, insurance claim files, correspondence, current and historical computerized data files, and all other processing, underwriting and closing papers and records which are customarily contained in a mortgage loan file and which are required to document the Mortgage Loan or to service the Mortgage Loan.

          In the event an Officer's Certificate of the applicable Seller is delivered to the Custodian because of a delay caused by the public recording office in returning any recorded document, such Seller shall deliver to the Custodian, within 60 days of the Closing Date, an Officer's Certificate which shall (i) identify the recorded document, (ii) state that the recorded document has not been delivered to the Custodian due solely to a delay caused by the public recording office, (iii) state the amount of time generally required by the applicable recording office to record and return a document submitted for recordation, and (iv) specify the date the applicable recorded document will be delivered to the Custodian. Such Seller shall be required to deliver to the Custodian the applicable recorded document by the date specified in (iv) above. An extension of the date specified in (iv) above may be requested from the Purchaser, which consent shall not be unreasonably withheld.

                                   EXHIBIT C

                              CUSTODIAL AGREEMENT

                                  EXHIBIT D-1

                        CUSTODIAL ACCOUNT CERTIFICATION

                         _____________________, 199__

          Cendant Mortgage Corporation hereby certifies that it has established the account described below as a Custodial Account pursuant to
Section 4.04 of the Seller's Warranties and Servicing Agreement, dated as of November 1, 1998, Conventional Residential Fixed Rate Mortgage Loans, Group
_________.

Title of Account:      Cendant Mortgage Corporation in trust for the Purchaser,
                       Group 1998-CD-01.

Account Number:___

Address of office or branch
of the Servicer at

which Account is maintained:

                                      -----------------------------------------

                                      -----------------------------------------

                                      -----------------------------------------

                                      CENDANT MORTGAGE CORPORATION
                                      Servicer

                                      By:______________________________________

                                      Name:____________________________________

                                      Title:___________________________________

                                  EXHIBIT D-2

                      CUSTODIAL ACCOUNT LETTER AGREEMENT

                                                              ___________, 1998

To:
    -----------------------------

    -----------------------------

    -----------------------------
    (the "Depository")

          As Servicer under the Seller's Warranties and Servicing Agreement, dated as of November 1, 1998, Conventional Residential Fixed Rate Mortgage Loans, Group _________ (the "Agreement"), we hereby authorize and request you to establish an account, as a Custodial Account pursuant to Section 4.04 of the Agreement, to be designated as "Cendant Mortgage Corporation, in trust for the Purchaser - Conventional Residential Fixed Rate Mortgage Loans - Group 1998-CD-01." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.


                                            CENDANT MORTGAGE CORPORATION
                                            Servicer

                                            By:________________________________

                                            Name:______________________________

                                            Title:_____________________________

                                            Date:______________________________

          The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number __________, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above. The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation through the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF").


                                            -----------------------------------
                                            Depository

                                            By:________________________________

                                            Name:______________________________

                                            Title:_____________________________

                                            Date:______________________________

                                  EXHIBIT E-1

                         ESCROW ACCOUNT CERTIFICATION

                                                      __________________, 1998

          Cendant Mortgage Corporation hereby certifies that it has established the account described below as an Escrow Account pursuant to
Section 4.06 of the Seller's Warranties and Servicing Agreement, dated as of November 1, 1998, Conventional Residential Fixed Rate Mortgage Loans, Group 1998-CD-01.

Title of Account:      Cendant Mortgage Corporation in trust for the Purchaser,
                       Group 1998-CD-01.

Account Number:____________

Address of office or branch
of the Servicer at

which Account is maintained:

                                               --------------------------------

                                               --------------------------------

                                               --------------------------------

                                               November 1, 1998

                                               CENDANT MORTGAGE CORPORATION
                                               Servicer

                                               By:_____________________________

                                               Name:___________________________

                                               Title:__________________________

                                  EXHIBIT E-2

                        ESCROW ACCOUNT LETTER AGREEMENT

                                                     ___________________, 199__

To:
    -----------------------------

    -----------------------------

    -----------------------------
    (the "Depository")

          As Servicer under the Seller's Warranties and Servicing Agreement, dated as of November 1, 1998, Conventional Residential Fixed Rate Mortgage Loans, Group 1998-CD-01 (the "Agreement"), we hereby authorize and request you to establish an account, as an Escrow Account pursuant to Section 4.06 of the Agreement, to be designated as "Cendant Mortgage Corporation, in trust for the Purchaser - Conventional Residential Fixed Rate Mortgage Loans - Group
1998-CD-01." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.


                                           CENDANT MORTGAGE CORPORATION
                                           Servicer

                                           By:_________________________________

                                           Name:_______________________________

                                           Title:______________________________

                                           Date:_______________________________

The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number ______, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above. The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation through the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF").

                                            -----------------------------------

                                            Depository

                                            By:________________________________

                                            Name:______________________________

                                            Title:_____________________________

                                            Date:______________________________

                                   EXHIBIT F

                           MONTHLY REMITTANCE ADVICE

                                   EXHIBIT G

                     EXCEPTIONS TO SALES MANUAL GUIDELINES

                                   EXHIBIT H

                        SELLER-PAID PMI MORTGAGE LOANS



           Loan Identification Number                  PMI Fee Rate
           --------------------------                  ------------

           01350404                                    8.75 basis points
           08292807                                    8.75 basis points
           01669795                                    5.00 basis points
           01746858                                    5.00 basis points
           01963800                                    5.00 basis points
           04642872                                    5.00 basis points
           04784500                                    5.00 basis points
           04797700                                    5.00 basis points
           07321276                                    5.00 basis points
           08104374                                    5.00 basis points
           09671702                                    5.00 basis points

                                                                EXECUTION COPY

                       MORTGAGE LOAN PURCHASE AGREEMENT
                       --------------------------------

          This is a Purchase Agreement (the "Agreement"), dated as of November 1, 1998, by and between Lehman Capital, a Division of Lehman Brothers Holdings Inc., having an office at 8th Floor, 3 World Financial Center, 200 Vesey Street, New York, New York 10285 (the "Purchaser") and Cendant Mortgage Corporation, having an office at 6000 Atrium Way, Mt. Laurel, New Jersey 08054 ("CMC" or "Seller" or, in its role as servicer, the "Servicer") and Cendant Residential Mortgage Trust, having an office at 6000 Atrium Way, Mt. Laurel, New Jersey 08054 ("CRMT" or "Seller", together with CMC, the "Sellers").


                              W I T N E S S E T H
                              - - - - - - - - - -

          WHEREAS, the Sellers agree to sell, and the Purchaser agrees to purchase, certain conventional residential fixed rate mortgage loans (the
"Mortgage Loans") described on the Closing Schedule (as defined herein) on a servicing retained basis as described herein;

          WHEREAS, the Mortgage Loans shall be delivered as whole loans;

          WHEREAS, the parties intend hereby to set forth the terms and conditions upon which the proposed transactions will be effected;

          NOW THEREFORE, in consideration of the promises and the mutual agreements set forth herein, the parties hereto agree as follows:

          SECTION 1. All capitalized terms not otherwise defined herein have the respective meanings set forth in the Seller's Warranties and Servicing Agreement, dated as of the date herewith (the "Seller's Warranties and Servicing Agreement").

          SECTION 2. Agreement to Purchase. The Sellers agree to sell, and the
                     ---------------------
Purchaser agrees to purchase on a servicing retained basis, Mortgage Loans having an aggregate principal balance on the Cut-off Date in an amount as set forth in the Purchase Price and Terms Letter, from the Purchaser to the Seller, dated as of October 22, 1998 (the "Purchase Price and Terms Letter"), or in such other amount as agreed by the Purchaser and the Seller as evidenced by the actual aggregate principal balance of the Mortgage Loans accepted by the Purchaser on the Closing Date. The Mortgage Loans will be delivered pursuant to a Seller's Warranties and Servicing Agreement, Group 1998-CD-01 between the Purchaser and the Sellers.

          SECTION  3.  Mortgage  Schedules.  The  Sellers  have  provided  the
                       -------------------
Purchaser with certain information constituting a preliminary listing of the Mortgage Loans to be purchased under this Agreement (the "Preliminary Mortgage Schedule"). The Purchaser shall select from among the Mortgage Loans listed on the Preliminary Mortgage Schedule such Mortgage Loans that satisfy the pool parameters for Group 1998-CD-01 as set forth in the Purchase Price and Terms Letter and shall create a schedule for Group 1998-CD-01 listing such Mortgage Loans substantially in the form attached hereto as Exhibit 5-1 and Exhibit 5-2. Following such selection and any additional adjustments as specified in the following paragraph, and prior to the Closing Date, the Sellers and the Purchaser shall agree upon a final mortgage schedule for Group 1998-CD-01 (the "Closing Schedule"), setting forth all of the Mortgage Loans to be purchased under this Agreement. The Closing Schedule shall include, for each Mortgage Loan, the information contained in the definition of "Mortgage Loan Schedule" under the Seller's Warranties and Servicing Agreement. The Closing Schedule shall be used as the Mortgage Loan Schedule under the Seller's Warranties and Servicing Agreement.

          The Sellers shall deliver the Closing Schedule to the Purchaser three (3) Business Days prior to the Closing Date. The Closing Schedule shall be adjusted on or before the Closing Date as follows: (a) the Sellers shall delete (i) those Mortgage Loans identified by the Purchaser prior to the Closing Date as not conforming to its requirements (ii) those Mortgage Loans which have been prepaid in full prior to the Cut-off Date, or as to which the representations and warranties of the Sellers (as described in Section 6 hereof) cannot be made as of the Closing Date; and (b) the Sellers shall substitute, for those Mortgage Loans deleted in (a) above, those Mortgage Loans acceptable to the Purchaser to the extent necessary to comply with
Section 2 of the Purchase Price and Terms Letter.

          SECTION 4. Purchase Price. The purchase price for the Mortgage Loans
                     --------------
(the "Purchase Price") shall be the percentage of par as stated in the Purchase Price and Terms Letter, multiplied by the aggregate principal balance, as of the Cut-off Date, of the Mortgage Loans listed on the final Closing Schedule (as adjusted pursuant to Section 3), after application of scheduled payments of principal due on or before the Cut-off Date whether or not collected.

          In addition to the Purchase Price as described above, the Purchaser shall pay to the Sellers, at closing, accrued interest on the aggregate principal amount of the Mortgage Loans as of the Cut-off Date at the weighted average Mortgage Loan Remittance Rate from the Cut-off Date through the day prior to the Closing Date, inclusive.

          The Purchaser shall be entitled to (1) all scheduled principal due after the Cut-off Date, (2) all other recoveries of principal collected after the Cut-off Date (provided, however, that all scheduled payments of principal due on or before the Cut-off Date and collected by the Sellers after the Cut-off Date shall belong to the Sellers), and (3) all payments of interest on the Mortgage Loans at the Mortgage Loan Remittance Rate (minus that portion of any such payment which is allocable to the period prior to the Cut-off Date). The principal balance of each Mortgage Loan as of the Cut-off Date is determined after application of payments of principal due on or before the Cut-off Date whether or not collected. Therefore, payments of scheduled principal and interest prepaid for a due date beyond the Cut-off Date shall not be applied to the principal balance as of the Cut-off Date. Such prepaid amounts (minus interest at the Servicing Fee Rate) shall be the property of the Purchaser. The Sellers shall deposit any such prepaid amounts into the Custodial Account, which account is established under the Seller's Warranties and Servicing Agreement for the benefit of the Purchaser for subsequent remittance by the Sellers to the Purchaser. All payments of principal and interest, minus interest at the Servicing Fee Rate, due on the first day of the month after the Cut-off Date shall belong to the Purchaser.

          SECTION  5.  Examination  of  Mortgage  Files.  At least  seven  (7)
                       --------------------------------
Business Days prior to the Closing Date, the Sellers shall (a) deliver to the Purchaser in escrow, for examination, for each Mortgage Loan, the Mortgage Loan Documents described on Exhibit B-1 to the Seller's Warranties and Servicing Agreement, and (b) make the Servicing Files available to the Purchaser for examination at the Servicer's offices or such other location as shall otherwise be agreed upon by the Purchaser, the Sellers and the Servicer. Such examination may be made by the Purchaser, or by any prospective purchaser of the Mortgage Loans from the Purchaser, at any time before or after the Closing Date upon prior reasonable notice to the Sellers. If the Purchaser makes such examination prior to the Closing Date and identifies any Mortgage Loans which do not conform to its requirements, such Mortgage Loans shall be deleted from the Closing Schedule, and, pursuant to Section 3 of this Agreement, may be replaced by substitute Mortgage Loans acceptable to the Purchaser. The Purchaser may, at its option and without notice to the Sellers, purchase all or part of the Mortgage Loans without conducting any partial or complete examination. The fact that the Purchaser or any prospective purchaser of the Mortgage Loans has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the Purchaser's (or any of its successor's) rights to demand repurchase, substitution or other relief as provided under related Seller's Warranties and Servicing Agreement.

          SECTION 6.  Representations,  Warranties  and Agreements of Sellers.
                      -------------------------------------------------------
The Sellers agree and acknowledge that they shall, as a condition to the consummation of the transactions contemplated hereby, make the representations and warranties specified in Section 3.01 and 3.03 of the Seller's Warranties and Servicing Agreement, as of the date specified in the Seller's Warranties and Servicing Agreement. Each Seller, without conceding that the Mortgage Loans are securities, hereby makes the following additional representations, warranties and agreements which shall be deemed to have been made as of the Closing Date:

          a) neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of any Mortgage Loans, any interest in any Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of any Mortgage Loans, any interest in any Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to any Mortgage Loans, any interest in any Mortgage Loans or any other similar security with, any person, other than the Purchaser or, with respect to CMC, CRMT, in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933 (the "1933 Act") or which would render the disposition of any Mortgage Loans a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Mortgage Loans; and

          b) the Seller has not dealt with any broker or agent or anyone else who might be entitled to a fee or commission in connection with this transaction other than the Purchaser.

          SECTION 7.  Representations,  Warranties and Agreement of Purchaser.
                      -------------------------------------------------------
The Purchaser, without conceding that the Mortgage Loans are securities, hereby makes the following representations, warranties and agreements, which shall have been deemed to have been made as of the Closing Date:

          a) the Purchaser understands that the Mortgage Loans have not been registered under the 1933 Act or the securities laws of any state;

          b) the Purchaser is acquiring the Mortgage Loans for its own account only and not for any other person;

          c) the Purchaser considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Mortgage Loans;

          d) the Purchaser has been furnished with all information regarding the Mortgage Loans which it has requested from the Sellers; and

          e) neither the Purchaser nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of any Mortgage Loan, any interest in any Mortgage Loan or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of any Mortgage Loan, any interest in any Mortgage Loan or any other similar security from, or otherwise approached or negotiated with respect to any Mortgage Loan, any interest in any Mortgage Loan or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the 1933 Act or which would render the disposition of any Mortgage Loan a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Mortgage Loans.

          SECTION 8.  Closing.  The closing for the  purchase  and sale of the
                      -------
Mortgage Loans, shall take place on the Closing Date. At the Purchaser's option, the Closing shall be either: by telephone, confirmed by letter or wire as the parties shall agree; or conducted in person, at such place as the parties shall agree.

          The closing shall be subject to each of the following conditions:

          a) all of the representations and warranties of the Sellers under this Agreement and under the Seller's Warranties and Servicing Agreement shall be true and correct as of the Closing Date and no event shall have occurred which constitutes, or with notice or the passage of time, would constitute, a default under this Agreement or an Event of Default under the Seller's Warranties and Servicing Agreement;

          b) the Purchaser and the Sellers shall have received, or the Purchaser's attorneys shall have received in escrow, all Closing Documents as specified in Section 9 of this Agreement, in such forms as are agreed upon and acceptable to the Purchaser, duly executed by all signatories other than the Purchaser as required pursuant to the respective terms thereof;

          c) the Sellers shall have delivered and released to the Custodian under the Seller's Warranties and Servicing Agreement all documents required pursuant to the Custodial Agreement; and

          d) all other terms and conditions of this Agreement shall have been complied with.

          Subject to the foregoing conditions, the Purchaser shall pay to the Sellers on the Closing Date the Purchase Price, plus accrued interest pursuant to Section 4 of this Agreement, by wire transfer of immediately available funds to the account designated by the Seller.

          SECTION 9. Closing  Documents.  With respect to Group 1998-CD-01 the
                     ------------------
Closing Documents shall consist of fully executed originals of the following documents:

               1.   this Agreement, in three counterparts;

               2. the Seller's Warranties and Servicing Agreement for Group 1998-CD-01, dated as of the Cut-off Date, in three counterparts;

               3.   a  Custodian's   Certification,   as  required  under  the
                    Custodial Agreement;

               4. a Custodial Account Certification or Custodial Account Letter Agreement as required under the Seller's Warranties and Servicing Agreement;

               5. an Escrow Account Certification or Escrow Account Letter Agreement, as required under the Seller's Warranties and Servicing Agreement (if required); and

               6.   an Officer's  Certificate for each Seller,  in the form of
                    Exhibit 1 hereto, including all attachments thereto;

               7.   an  Opinion  of Counsel  for each  Seller,  in the form of
                    Exhibit 2 hereto;

               8. if applicable, a Security Release Certification, in the form of Exhibit 3 hereto (for a Seller which is a member of the Federal Home Loan Bank System), executed by the applicable regional Federal Home Loan Bank and, if applicable, in the form of Exhibit 4 hereto executed by any other person, as requested by the Purchaser, if any of the Mortgage Loans have at any time been subject to any security interest, pledge or hypothecation for the benefit of such person;

               9.   Mortgage  Loan  Schedules,  in the form of Exhibit 5-1 and
                    Exhibit 5-2 to the Purchase Agreement;

               10. a Certificate of other evidence of merger or change of name, signed or stamped by the applicable regulatory authority, if any of the Mortgage Loans were acquired by a Seller by merger or acquired or originated by a Seller while conducting business under a name other than its present name;

               11. The Escrow Agreement, dated as of November 1, 1998, executed among the Purchaser, the Sellers and Cadwalader, Wickersham & Taft, as the Escrow Agent; and

               12. The Assignment and Assumption Agreement, dated as of November 12, 1998, between the Purchaser, as the Assignor, and the Servicer, as the Assignee, duly acknowledged by the Custodian.

          SECTION 10. Costs.  The Purchaser  shall pay any commissions due its
                      -----
salesmen and the legal fees and expenses of its attorneys, all due diligence fees and expenses, and the fees and expenses of the Custodian. All other costs and expenses incurred in connection with the transfer and delivery of the Mortgage Loans, including recording fees for the initial recordation of assignment of mortgage to Purchaser or its designee and the Sellers' attorney's fees, shall be paid by the Sellers.

          SECTION 11.  Servicing.  The Mortgage Loans shall be serviced by the
                       ---------
Servicer in accordance with the terms of the Seller's Warranties and Servicing Agreement. The Servicer shall be entitled to servicing fees calculated as provided therein.

          SECTION 12. Mandatory Delivery, Grant of Security Interest. The sale
                      ----------------------------------------------
and delivery on the Closing Date of the Mortgage Loans described on the Closing Schedule is mandatory, it being specifically understood and agreed that each Mortgage Loan is unique and identifiable on the date hereof and that an award of money damages would be insufficient to compensate the Purchaser for the losses and damages incurred by the Purchaser (including damages to prospective purchasers of the Mortgage Loans) in the event of the Sellers' failure to deliver the Mortgage Loans on or before the Closing Date. The Sellers hereby grant to the Purchaser a lien on and a continuing security interest in each Mortgage Loan and each document and instrument evidencing each such Mortgage Loan to secure the performance by the Sellers of their obligation hereunder, and the Sellers agree that they hold such Mortgage Loans in custody for the Purchaser subject to the Purchaser's (i) right to reject any Mortgage Loan under the terms of this Agreement and to require another Mortgage Loan to be substituted therefor, and (ii) obligation to pay the Purchase Price for the Mortgage Loans. All rights and remedies of the Purchaser under this Agreement are distinct from, and cumulative with, any other rights or remedies under this Agreement or afforded by law or equity and all such rights and remedies may be exercised concurrently, independently or successively.

          SECTION 13. Protection of Confidential Information. Each Seller, the
                      --------------------------------------
Servicer and the Purchaser shall keep confidential and shall not divulge to any other person, without the prior written consent of the other parties hereto, the price paid by the Purchaser for the Mortgage Loans, except to the extent that it is appropriate for the Sellers to do so in working with legal counsel, courts, auditors, taxing authorities or other governmental agencies.

          SECTION  14.  Notices.  All  demands,   notices  and  communications
                        -------
hereunder shall be in writing and shall be deemed to have been duly given if mailed, by registered or certified mail, return receipt requested, or, if by other means, when received by the other party at the address in Section 12.05 of the Seller's Warranties and Servicing Agreement, or such other address as may hereafter be furnished to the other party by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).

          SECTION 15. Severability Clause. Any part, provision, representation
                      -------------------
or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good-faith, to develop a structure the economic effect of which is as close as possible to the economic effect of this Agreement without regard to such invalidity.

          SECTION   16.   Counterparts.   This   Agreement   may  be  executed
                          ------------
simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

          SECTION 17.  Place of Delivery and  Governing  Law.  This  Agreement
                       -------------------------------------
shall be deemed in effect when a fully executed counterpart thereof is received by the Purchaser in the State of New York and shall be deemed to have been made in the State of New York. The Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the laws of the State of New York, except to the extent preempted by Federal law.

          SECTION 18. Further  Agreements.  The Purchaser and the Sellers each
                      -------------------
agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

          SECTION 19.  Intention  of the Parties.  It is the  intention of the
                       -------------------------
parties that the Purchaser is purchasing, and the Sellers are selling on a servicing retained basis, an undivided 100% ownership interest in the Mortgage Loans and not a debt instrument of the Sellers or another security. Accordingly, the parties hereto each intend to treat the transaction for Federal income tax purposes as a sale by the Sellers, and a purchase by the Purchaser, of the Mortgage Loans. Moreover, the arrangement under which the Mortgage Loans are held shall be consistent with classification of such arrangement as a grantor trust in the event it is not found to represent direct ownership of the Mortgage Loans. The Purchaser shall have the right to review the Mortgage Loans and the related Mortgage Files to determine the characteristics of the Mortgage Loans which shall affect the Federal income tax consequences of owning the Mortgage Loans and the Sellers shall cooperate with all reasonable requests made by the Purchaser in the course of such review.

          SECTION  20.   Successors   and  Assigns;   Assignment  of  Purchase
                         -----------------------------------------------------
Agreement.  This  Agreement  shall  bind and  inure to the  benefit  of and be
---------
enforceable by the Sellers and the Purchaser and the respective successors and assigns of the Sellers and the Purchaser. This Agreement shall not be assigned, pledged or hypothecated by the Sellers to a third party without the consent of the Purchaser.

          SECTION 21. Waivers; Other Agreements.  No term or provision of this
                      -------------------------
Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

          SECTION 22.  Exhibits.  The  exhibits to this  Agreement  are hereby
                       --------
incorporated and made a part hereof and are an integral part of this Agreement.

          SECTION 23. General  Interpretive  Principles.  For purposes of this
                      ---------------------------------
Agreement, except as otherwise expressly provided or unless the context otherwise requires:

          (a) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

          (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

          (c) references herein to "Articles", "Sections", "Subsections", "Paragraphs", and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

          (d) a reference  to a  Subsection  without  further  reference  to a
Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

          (e) the words "herein", "hereof", "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

          (f) the term "include" or "including" shall mean without limitation by reason of enumeration.

          SECTION  24.  Reproduction  of  Documents.  This  Agreement  and all
                        ---------------------------
documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

          SECTION  25.  Entire  Agreement.  This  Agreement  and the  Seller's
                        -----------------
Warranties and Servicing Agreement contain the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and thereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof and thereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

          IN WITNESS WHEREOF, the Sellers and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

                                           LEHMAN CAPITAL, A DIVISION OF LEHMAN
                                           BROTHERS HOLDINGS INC.
                                           (Purchaser)


                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------


                                           CENDANT MORTGAGE CORPORATION
                                           (Seller and Servicer)



                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

                                           CENDANT RESIDENTIAL MORTGAGE TRUST
                                           (Seller)



                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

                                                                      EXHIBIT 1


                             OFFICER'S CERTIFICATE



          I, ____________________, hereby certify that I am the duly elected [Vice] President of [Cendant Mortgage Corporation][[TRUST COMPANY], as trustee for Cendant Residential Mortgage Trust], a [corporation] [statutory business trust] organized under the laws of the state of [New Jersey] [Delaware], (the "Company") and further as follows:

          1. Attached hereto as Exhibit A is a true, correct and complete copy of the [charter] [trust documents] of the Company which is in full force and effect on the date hereof and which has been in effect without amendment, waiver, rescission or modification.

          2. Attached hereto as Exhibit B is a true, correct and complete copy of the [bylaws] of the Company which are in effect on the date hereof and which have been in effect without amendment, waiver, rescission or modification.

          3. Attached hereto as Exhibit C is an original certificate of good standing of the Company, issued within ten days of the date hereof, and no event has occurred since the date thereof which would impair such standing.

          4. Attached hereto as Exhibit D is a true, correct and complete copy of the [corporate resolutions of the Board of Directors] [RELEVANT ENABLING INSTRUMENT OF THE TRUST] of the Company authorizing the Company to execute and deliver each of the Purchase Agreement, the Seller's Warranties and Servicing Agreement, [INCLUDE IN CERTIFICATE OF CENDANT MORTGAGE CORPORATION ONLY: and the Assignment and Assumption Agreement] by original signature, and to endorse the Mortgage Notes and execute the Assignments of Mortgages by original [or facsimile] signature, and such resolutions are in effect on the date hereof and have been in effect without amendment, waiver rescission or modification.

          5. Either (i) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Company of or compliance by the Company with the Purchase Agreement, dated as of November 1, 1998 (the "Purchase Agreement"), by and between the Company, the other Seller named therein and Lehman Capital, a Division of Lehman Brothers Holdings Inc. (the "Purchaser"), the Seller's Warranties and Servicing Agreement, dated as of November 1, 1998, by and between the Company, the other Seller named therein and the Purchaser (the "Seller's Warranties and Servicing Agreement") and the assignment pursuant to the Assignment and Assumption Agreement, dated as of November 12, 1998, between the Purchaser and [the Company] [Cendant Mortgage Corporation] of the Purchaser's rights as Initial Servicer under that certain Custodial Agreement dated as of
     February 1, 1993, as amended by (a) that certain Amendment to Custodial Agreement with respect to Mortgage Loans secured by Co-op shares; (b) that certain Amendment to Custodial Agreement with respect to FHA insured Mortgage Loans; and (c) that certain Amendment Number 3 to Custodial Agreement dated as of July 7, 1995 (the "Custodial Agreement") by and between the Purchaser and U.S. Bank Trust National Association (formerly known as First Trust National Association) (the "Custodian") or the sale of the mortgage loans or the consummation of the transactions contemplated by the Agreements; or (ii) any required consent, approval, authorization or order has been obtained by the Company.

          6. Neither the consummation of the transactions contemplated by, nor the fulfillment of the terms of the Purchase Agreement, the Seller's Warranties and Servicing Agreement and the Assignment and Assumption Agreement, conflicts or will conflict with or results or will result in a breach of or constitutes or will constitute a default under the charter or by-laws of the Company, the terms of any indenture or other agreement or instrument to which the Company is a party or by which it is bound or to which it is subject, or any statute or order, rule, regulations, writ, injunction or decree of any court, governmental authority or regulatory body to which the Company is subject or by which it is bound.

          7. To the best of my knowledge, there is no action, suit, proceeding or investigation pending or threatened against the Company which, in my judgment, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Company or in any material impairment of the right or ability of the Company to carry on its business substantially as now conducted or in any material liability on the part of the Company or which would draw into question the validity of the Purchase Agreement, the Seller's Warranties and Servicing Agreement, the Assignment and Assumption Agreement or the mortgage loans or of any action taken or to be taken in connection with the transactions contemplated hereby, or which would be likely to impair materially the ability of the Company to perform under the terms of the Purchase
     Agreement, the Seller's Warranties and Servicing Agreement or the Assignment and Assumption Agreement.

          8. Each person listed on Exhibit E attached hereto who, as an officer or representative of the Company, signed (a) the Purchase Agreement, (b) the Seller's Warranties and Servicing Agreement, (c) the Assignment and Assumption Agreement, and (d) any other document delivered prior hereto or on the date hereof in connection with any purchase described in the Agreements set forth above was, at the respective times of such signing and delivery, and is now, a duly elected or appointed, qualified and acting officer or representative of the Company, who holds the office set forth opposite his or her name on Exhibit E, and the signatures of such persons appearing on such documents are their genuine signatures.

          9. The Mortgage Loans are not subject to any security interest, claim, pledge, hypothecation or lien.

          10. The Company is duly authorized to engage in the transactions described and contemplated in the Purchase Agreement, the Seller's Warranties and Servicing Agreement and the Assignment and Assumption Agreement.

          IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Company.

Dated:                                        By:
      -----------------------------                 ---------------------------
                                              Name:
                                                    ---------------------------
       [Seal]                                 Title:   [Vice] President



          I, ________________________, an [Assistant] Secretary of [Cendant Mortgage Corporation][[TRUST COMPANY], as trustee of Cendant Residential
Mortgage Trust], hereby certify that ____________ is the duly elected, qualified and acting [Vice] President of [the Company] [[TRUST COMPANY], as trustee of Cendant Residential Mortgage Trust] and that the signature appearing above is [her] [his] genuine signature.

          IN WITNESS WHEREOF, I have hereunto signed my name.

Dated:                                        By:
      -----------------------------                 ---------------------------
                                              Name:
                                                    ---------------------------
                                              Title: [Assistant] Secretary

                                            EXHIBIT E to
                                            Company's Officer's Certificate



     Name                 Title                         Signature
     ----                 -----                         ---------

                                                        -----------------------


                                                        -----------------------


                                                        -----------------------


                                                        -----------------------


                                                        -----------------------


                                                        -----------------------


                                                        -----------------------


                                                        -----------------------

                                                                      EXHIBIT 2





                  [FORM OF OPINION OF COUNSEL TO THE SELLER]


                                                      (date)



Lehman Capital, a Division of
Lehman Brothers Holdings Inc.
12th Floor
World Financial Center
200 Vesey Street New York, New York 10285-0800

Dear Sirs:

          You have requested my opinion, as General Counsel to [Cendant Mortgage Corporation] [Cendant Residential Mortgage Trust] (the "Company"), with respect to certain matters in connection with the sale by the Company of Mortgage Loans pursuant to that certain Purchase Agreement by and between the Company, the other Seller named therein and Lehman Capital, a Division of Lehman Brothers Holdings Inc. (the "Purchaser") dated as of November 1, 1998 , (the "Purchase Agreement") which sale is in the form of whole Mortgage Loans delivered pursuant thereto, and to a Seller's Warranties and Servicing Agreement, Group 1998-CD-01 dated as of November 1, 1998 by and between the Company, the other Seller named therein and the Purchaser (the "Seller's Warranties and Servicing Agreement") being executed contemporaneously with an assignment pursuant to the Assignment and Assumption Agreement (the "Assignment and Assumption Agreement"), dated as of November 12, 1998, between the Purchaser and [the Company] [Cendant Mortgage Corporation] of the Purchaser's rights as Initial Servicer under that certain Custodial Agreement dated as of February 1, 1993, as amended by (a) that certain Amendment to Custodial Agreement with respect to Mortgage Loans secured by Co-op shares;
(b) that certain Amendment to Custodial Agreement with respect to FHA insured Mortgage Loans; and (c) that certain Amendment Number 3 to Custodial Agreement dated as of July 7, 1995 (the "Custodial Agreement") by and between the Purchaser and U.S. Bank Trust National Association (formerly known as First Trust National Association) (the "Custodian"). Capitalized terms not otherwise defined herein have the meanings set forth in the Purchase Agreement and the Seller's Warranties and Servicing Agreement.

          I have examined the following documents:

          1.   the Purchase Agreement;

          2.   the Seller's Warranties and Servicing Agreement;

          3.   the form of Assignment of Mortgage;

          4.   the form of endorsement of the Mortgage Notes;

          5. the Assignment and Assumption Agreement and a copy of the Custodial Agreement; and

          6. such other documents, records and papers as we have deemed necessary and relevant as a basis for this opinion.

          To the extent I have deemed necessary and proper, I have relied upon the representations and warranties of the Company contained in the Purchase Agreement and in the Seller's Warranties and Servicing Agreement. I have assumed the authenticity of all documents submitted to me as originals, the genuineness of all signatures, the legal capacity of natural persons and the conformity to the originals of all documents.

          Based upon the foregoing, it is my opinion that:

     1. [The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of New Jersey and is qualified to transact business in, and is in good standing under, the laws of the state[s] of [New York] and New Jersey.] [The Company is a statutory Delaware business trust duly organized, validly existing and in good standing under the laws of the state of Delaware and is qualified to transact business in, and is in good standing under, the laws of the state[s] of Delaware [, New York and New Jersey]].

     2. The Company has the power to engage in the transactions contemplated by the Purchase Agreement and the Seller's Warranties and Servicing Agreement and all requisite power, authority and legal right to execute and deliver the Purchase Agreement, the Seller's Warranties and Servicing Agreement [INCLUDE IN OPINION FOR CENDANT MORTGAGE CORPORATION ONLY: and the Assignment and Assumption Agreement], and to perform and observe the terms and conditions of such instruments.

     3. Each of the Purchase Agreement, the Seller's Warranties and Servicing Agreement [INCLUDE IN OPINION FOR CENDANT MORTGAGE CORPORATION ONLY: and the Assignment and Assumption Agreement], has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement enforceable in accordance with its respective terms against the Company, subject to bankruptcy laws and other similar laws of general application affecting rights of creditors and subject to the application of the rules of equity, including those respecting the availability of specific performance, none of which will materially interfere with the realization of the benefits provided thereunder or with the Purchaser's ownership of the Mortgage Loans.

     4. The Company has been duly authorized to allow any of its officers to execute any and all documents by original signature in order to complete the transactions contemplated by the Purchase Agreement, the Seller's Warranties and Servicing Agreement, the Custodial Agreement and the Assignment and Assumption Agreement and any of its officers, by original signature in order to execute the endorsements to the Mortgage Notes and the Assignments of Mortgages, and the original signature of the officer at the Company executing the endorsements to the Mortgage Notes and the Assignments of Mortgages represents the legal and valid signature of said officer of the Company.

     5. Either (i) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Company of or compliance by the Company with the Purchase Agreement, the Seller's Warranties and
          Servicing Agreement, the Custodial Agreement or the sale and delivery of the Mortgage Loans or the consummation of the transactions contemplated by the Purchase Agreement and the Seller's Warranties and Servicing Agreement; or (ii) any required consent, approval, authorization or order has been obtained by the Company.

     6. Neither the consummation of the transactions contemplated by, nor the fulfillment of the terms of, the Purchase Agreement, the Seller's Warranties and Servicing Agreement, the Custodial Agreement or the Mortgage Loans conflicts or will conflict with or results or will result in a breach of or constitutes or will constitute a default under the charter or by-laws of the Company, the terms of any indenture or other agreement or instrument to which the Company is a party or by which it is bound or to which it is subject, or violates any statute or order, rule, regulations, writ, injunction or decree of any court, governmental authority or regulatory body to which the Company is subject or by which it is bound.

     7. There is no action, suit, proceeding or investigation pending or, to the best of my knowledge, threatened against the Company which, in my judgment, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Company or in any material impairment of the right or ability of the Company to carry on its business substantially as now conducted or in any material liability on the part of the Company or which would draw into question the validity of the Purchase Agreement, the Mortgage Loans, the Seller's Warranties and Servicing Agreement, the Custodial Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the transactions contemplated thereby, or which would be likely to impair materially the ability of the Company to perform under the terms of the Purchase Agreement, the Mortgage Loans, the Custodial Agreement or the Seller's Warranties and Servicing Agreement.

     8. The sale of each Mortgage Note and Mortgage as and in the manner contemplated by the Purchase Agreement and the Seller's Warranties and Servicing Agreement is sufficient fully to transfer to the Purchaser all right, title and interest of the Company thereto as noteholder and mortgagee.

     9. The Mortgages have been duly assigned and the Mortgage Notes have been duly endorsed as provided in the Custodial Agreement. The Assignments of Mortgage are in recordable form, except for the insertion of the name of the assignee, and upon the name of the assignee being inserted, are acceptable for recording under the laws of the state where each related Mortgaged Property is located. The endorsement of the Mortgage Notes, the delivery to the Custodian of the Assignments of Mortgage, and the delivery of the original endorsed Mortgage Notes to the Custodian are sufficient to permit the Purchaser to avail itself of all protection available under applicable law against the claims of any present or future creditors of the Company, and are sufficient to prevent any other sale, transfer, assignment, pledge or hypothecation of the Mortgages and the Mortgage Notes by the Company from being enforceable.

          This opinion is given to you for your sole benefit, and no other person or entity is entitled to rely hereon except that the purchaser or purchasers to which you initially and directly resell the Mortgage Loans may rely on this opinion as if it were addressed to them as of its date.

                                                  Very truly yours,



                                                  -----------------------------
                                                  [---------------------]
                                                  [General Counsel]

                                                                      EXHIBIT 3



                        SECURITY RELEASE CERTIFICATION








                                                      ___________________, 199_


Federal Home Loan Bank of

---------------------------------
---------------------------------
---------------------------------
---------------------------------

Attention: ----------------------
           ----------------------

          Re: Notice of Sale and Release of Collateral
              ----------------------------------------

Dear Sirs:

          This letter serves as notice that [Cendant Mortgage Corporation] [Cendant Residential Mortgage Trust], a [state] [federally] chartered savings and loan association [in the state of ___________] (the "Association") has committed to sell to Lehman Capital, a Division of Lehman Brothers Holdings Inc. ("LCC") under a Purchase Agreement dated as of November 1, 1998, certain mortgage loans originated by the Association. The Association warrants that the mortgage loans to be sold to LCC are in addition to and beyond any collateral required to secure advances made by you to the Association.

          The Association acknowledges that the mortgage loans to be sold to LCC shall not be used as additional or substitute collateral for advances made by you. LCC understands that the balance of the Association's mortgage loan portfolio may be used as collateral or additional collateral for advances made by you, and confirms that it has no interest therein.

          Execution of this letter by the Federal Home Loan Bank of _________________________ shall constitute a full and complete release of any security interest, claim, or lien which the Federal Home Loan Bank of _____________________ may have against the mortgage loans to be sold to LCC.

                                        Very truly yours,

                                        [Cendant Mortgage Corporation] [Cendant
                                        Residential Mortgage Trust]



                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------
                                        Date:
                                             ----------------------------------

Acknowledged and approved:

FEDERAL HOME LOAN BANK OF

--------------------------------


By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------
Date:
     ----------------------------

                                                                     EXHIBIT 4





                        SECURITY RELEASE CERTIFICATION



                        I. Release of Security Interest

          The financial institution named below hereby relinquishes any and all right, title and interest it may have in all Mortgage Loans to be purchased by Lehman Capital, a Division of Lehman Brothers Holdings Inc. from the Company named below pursuant to that certain Purchase Agreement, dated as of November 1, 1998, and certifies that all notes, mortgages, assignments and other documents in its possession relating to such Mortgage Loans have been delivered and released to the Company named below or its designees, as of the date and time of the sale of such Mortgage Loans to Lehman Capital, a Division of Lehman Brothers Holdings Inc.

Name and Address of Financial Institution



     ---------------------------------
                   (name)



     ---------------------------------
                  (Address)


     By:
        ------------------------------

                         II. Certification of Release

          The Company named below hereby certifies to Lehman Capital, a Division of Lehman Brothers Holdings Inc. that, as of the date and time of the sale of the above mentioned Mortgage Loans to Lehman Capital, a Division of Lehman Brothers Holdings Inc., the security interests in the Mortgage Loans released by the above named financial institution comprise all security interests relating to or affecting any and all such Mortgage Loans. The Company warrants that, as of such time, there are and will be no other security interests affecting any or all of such Mortgage Loans.

                                      [Cendant Mortgage Corporation] [Cendant
                                      Residential Mortgage Trust]

                                      By:
                                         --------------------------------------
                                      Title:
                                            -----------------------------------
                                      Date:
                                           ------------------------------------

                                                                    EXHIBIT 5-1




                          SCHEDULE OF MORTGAGE LOANS
                          --------------------------


                         CENDANT MORTGAGE CORPORATION
                         ----------------------------

                                                                    EXHIBIT 5-2





                          SCHEDULE OF MORTGAGE LOANS
                          --------------------------


                      CENDANT RESIDENTIAL MORTGAGE TRUST
                      ----------------------------------